As filed with the Securities and Exchange Commission on February 18, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22205

Genworth Variable Insurance Trust

(Exact name of registrant as specified in charter)

2300 Contra Costa Boulevard, Suite 600

Pleasant Hill CA 94523-3967

(Address of principal executive offices) (Zip code)

Carrie Hansen

Genworth Financial Wealth Management, Inc.

2300 Contra Costa Boulevard, Suite 600

Pleasant Hill CA 94523-3967

(Name and address of agent for service)

Registrant’s telephone number, including area code  800-352-9910

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Item 1.	Reports to Stockholders.

Genworth Variable Insurance Trust

Genworth Calamos Growth Fund

Genworth Columbia Mid Cap Value Fund

Genworth Davis NY Venture Fund

Genworth Eaton Vance Large Cap Value Fund

Genworth Legg Mason ClearBridge Aggressive Growth Fund

Genworth PIMCO StocksPLUS Fund

Genworth Putnam International Capital Opportunities Fund

Genworth Thornburg International Value Fund

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Genworth Enhanced Small Cap Index Fund

Genworth Enhanced International Index Fund

Genworth 40/60 Index Allocation Fund

Genworth 60/40 Index Allocation Fund

Genworth Moderate Allocation Fund

Genworth Growth Allocation Fund

ANNUAL REPORT

DECEMBER 31, 2009

GVIT-annual (2010-02)

Dear Client:

Enclosed is the Annual Report for the portfolios within the Genworth Variable Insurance Trust, covering the period from January 1, 2009 through December 31, 2009.

The purpose of this report is to present financial information and performance results for the portfolios, as well as a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year. It is appropriate, however, to take a longer term view as well. 2009 was not only a volatile and remarkable year, it brought to a close a potentially historic decade. Looking at recent performance in the context of the decade as a whole is critically important before looking ahead.

The S&P 500 Index1 enjoyed three straight quarters of strong performance to finish the year with a 26.46%2 return. As encouraging as 2009’s performance was, it did not fully offset 2008’s S&P 500 Index return of nearly –37%. For the decade as a whole, the average annualized return for the S&P 500 Index was approximately –1%.

How anemic was the US equity market over the last ten years? One commentator in the British newspaper the Financial Times3 argued that the recently completed decade was the worst in the history of the financial markets. The European and Japanese markets saw similar weakness during the decade.4

For the emerging markets, on the other hand, the decade has been one of enormous successes, particularly for China, which has seen ten years of unprecedented growth. The economist Hamish McRae estimated in the British newspaper The Independent5 that China has grown from the world’s sixth or seventh largest economy to the second largest, behind only the United States. (China, according to McRae, is now the world’s largest automobile manufacturer, having recently nudged ahead of the US.)

As for the fixed-income market, the average annual return of the Barclays Capital U.S. Aggregate Bond Index was 6.33% for the decade6 . A large portion of that return, however, was generated from 2000 to 2002 as investors looked to bonds for diversification during the technology-induced cyclical bear market. (In 2000, 2001 and 2002 the index returned 11.63%, 8.42% and 10.27%, respectively.) Diversification benefits were more limited at the close of the decade, however, with the exception of high yield bonds.

So what does all this mean for US investors? What is the way forward? Here are a few observations to help guide us:

We are in a secular bear market: With two speculative bubbles (technology and housing) sparking major slumps and flattening the decade’s returns, it is clear that the last ten years have been a secular bear market. The question is – are we still in one? According to Ned Davis Research7, the current secular bear has not completely unwound, although they do argue that we have moved out of the recession, albeit into a somewhat sluggish recovery. Other analysts are more cautiously optimistic.

The market has potentially “priced in” the recovery: The robust rally that dominated the last three quarters of 2009 potentially priced in much of the economic recovery. That may mean the economy will have to exceed expectations for the rally to be sustained. Among the key indicators to watch in the months ahead are consumer sentiment, which continues to face headwinds from unemployment and credit constriction; employment figures, which are showing signs of improvement; and stabilization in the housing market, which is being supported by the homebuyer’s tax credit. The pending expiration of the homebuyer tax credit at the end of April will likely be a challenge for the housing recovery.

i

Economic power is realigning: The United States is still the world’s leading economic power and we believe its financial markets are still the strongest, most liquid and transparent. However, the expansion of numerous “emerging” markets such as China may substantially level the playing field over the next decades. Finding exposure to emerging market growth through US equity investment may be an increasingly important theme in the years ahead.

Government policies and capital market structures will likely evolve: Federal government response to the Great Depression of the 1930s and the capital market regulation that followed dominated our economy for decades. With the economic recovery still in development and policy responses still ongoing, it is impossible to determine the ultimate impact of the financial crisis. It seems likely, however, that your investing future will require careful navigation in potentially uncharted waters for some time to come.

It is clear that we are in a period of extraordinary complexity where professional management, a global perspective and careful risk management are critically important. We thank you for the trust you have placed in us and we will continue to work hard to navigate the challenges and opportunities on your behalf.

Sincerely,

Carrie E. Hansen,

President

[1]	The S&P 500 (a registered trademark of the McGraw Hill Companies) is an unmanaged basket of 500 stocks that are considered to be widely held and thus believed to be a good indicator of overall market performance. This index of common stocks is weighted by market value. The performance of the S&P 500 does not reflect the application of fees. It is not possible to invest directly in an index.
[2]	All returns are Total Return and are provided by Zephyr Style Advisor
[3]	“The Noughties and the 1930s look very alike” The Financial Times, December 29, 2009
[4]	Zephyr Style Advisor
[5]	“The First Decade: Boom, Bust and beyond” by Hamish McRae, The Independent, December 9, 2009
[6]	Zephyr Style Advisor. The Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehmen Brothers U.S. Aggregate Bond Index) represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and assetbacked securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
[7]	“The Outlook for 2010,” December 2009, Ned Davis Research, Inc.

50704_012810

ii

Genworth Calamos Growth Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund significantly outperformed its benchmark, the Russell 3000 Growth Index.

•

Consumer discretionary, technology and energy sectors were the primary drivers of performance for the year as cyclical securities rallied higher off 2008 lows. Specifically, the Fund benefited from both an overweight to technology and solid security selection within the sector as companies such as Google Inc. and Apple found favor with growth investors.

•	Within the energy sector, owning a mixture of exploration and production and oil services companies also contributed to performance.

Sectors

Rank	Sector	% of Net Assets
1	Information Technology	36.0
2	Energy	16.7
3	Consumer Discretionary	12.0
4	Industrials	11.7
5	Health Care	7.3
6	Financials	6.7
7	Materials	4.6
8	Telecommunication Services	1.5
9	Consumer Staples	0.6
	Cash, Equivalents & Other Assets	2.9

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Google Inc.	4.5
2	Apple, Inc.	4.4
3	Amazon.com, Inc.	3.6
4	National-Oilwell Varco, Inc.	2.2
5	Bucyrus International, Inc.	2.0
6	United Technologies Corp.	1.8
7	Devon Energy Corp.	1.7
8	Baidu, Inc.	1.6
9	America Movil, SAB de CV	1.5
10	CME Group, Inc.	1.5

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations (1)
Genworth Calamos Growth Fund
Service Shares	50.35%	-1.98%
Institutional Shares	N/A	4.36%
Russell 3000® Growth Index	37.01%	-1.70	%(2)
(1)	Commencement date is September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 3000® Growth Index is from the commencement date of the Service Shares. The Russell 3000® Growth Index return from the commencement date of the Institutional Shares is 2.68%.

Genworth Columbia Mid Cap Value Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund underperformed its benchmark, the Russell MidCap Value Index.

•	Focusing on companies considered higher quality in terms of margin expansion hurt returns during the market’s rally where highly levered and unprofitable businesses rebounded significantly.

•	Underweight exposure to banks, REITs and media were areas that caused a drag on the portfolio.

Industry/Sectors

Rank	Industry	% of Net Assets
1	Financials	26.3
2	Consumer Discretionary	13.8
3	Industrials	10.8
4	Energy	9.0
5	Information Technology	9.0
6	Utilities	8.9
7	Materials	8.7
8	Consumer Staples	6.2
9	Health Care	6.1
	Cash, Equivalents & Other Assets	1.2

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Reinsurance Group of America	2.0
2	Ameriprise Financial, Inc.	1.9
3	Sempra Energy	1.6
4	Royal Caribbean Cruises Ltd	1.6
5	Williams Companies, Inc.	1.5
6	Starwood Hotels & Resorts Worldwide, Inc.	1.5
7	Peabody Energy Corp.	1.5
8	J.C. Penney Co., Inc.	1.5
9	Cullen Frost Bakers, Inc.	1.5
10	Packaging Corporation of America	1.4

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations(1)
Genworth Columbia Mid Cap Value Fund Service Charges	32.17%	-8.06%
Institutional Shares	N/A	4.35%
Russell Midcap® Value Index	34.21%	-6.88	%(2)
(1)	Commencement date is September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell Midcap® Value Index is from the commencement date of the Service Shares. The Russell Midcap® Value Index return from the commencement date of the Institutional Shares is 3.88%.

Genworth Davis NY Venture Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund significantly outperformed its benchmark, the S&P 500 Index.

•

Security selection was the key driver of the Fund’s outperformance for the year, especially within the energy sector with the Fund’s bias towards exploration and in the health care sector with the Fund’s pharmaceutical exposure.

•

Within the energy sector, China Coal and Canadian Natural Resources Ltd. were up 135% and 81%, respectively, for 2009. The Fund’s investment in the sector benefited from holding Schering Plough, which was acquired by Merck during the year.

Sectors

Rank	Sector	% of Net Assets
1	Financials	28.7
2	Energy	14.7
3	Consumer Staples	12.7
4	Information Technology	10.0
5	Health Care	9.5
6	Consumer Discretionary	9.0
7	Industrials	5.2
8	Materials	5.1
9	Utilities	0.2
	Cash, Equivalents, & Other Assets	4.9

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	American Express Co.	4.2
2	Wells Fargo & Co.	4.2
3	Costco Wholesale Corporation	3.8
4	EOG Resources, Inc.	3.5
5	Berkshire Hathaway, Inc.	3.5
6	Occidental Petroleum Corp.	3.4
7	Devon Energy Corp.	3.3
8	JPMorgan Chase & Co.	2.9
9	The Bank of New York Mellon Corp.	2.8
10	Canadian Natural Resources Ltd.	2.6

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations (1)
Genworth Davis NY Venture Fund
Service Shares	30.77%	-4.60%
Institutional Shares	N/A	3.42%
S&P 500® Index	26.46%	-5.18	%(2)

(1)	Commencement date is September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.

(2)

The Commencement of Operations return shown for the S&P 500® Index is from the commencement date of the Service Shares. The S&P 500® Index return from the commencement date of the Institutional Shares is 1.85%.

Genworth Eaton Vance Large Cap Value Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund underperformed its benchmark, the Russell 1000 Value Index.

•

The Fund’s bias for larger capitalization and higher quality companies, in terms of profitability and low leverage, went unrewarded as investors chased higher yields and more economically sensitive sectors in the market rally.

•

The lack of exposure to the high beta names that rallied strongly in the consumer discretionary sector was the largest detractor to returns. A bias towards production companies within the energy sector proved beneficial to returns, specifically Anadarko Petroleum Corp. and Occidental Petroleum Corp. Underweight exposure to Exxon Mobil Corp. also benefited performance.

Sectors

Rank	Sector	% of Net Assets
1	Financials	23.2
2	Energy	19.1
3	Industrials	10.8
4	Consumer Discretionary	9.8
5	Information Technology	9.4
6	Health Care	8.9
7	Consumer Staples	4.7
8	Materials	4.5
9	Utilities	4.0
	Cash, Equivalents, & Other Assets	5.6

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Occidental Petroleum Corp.	2.5
2	JPMorgan Chase & Co.	2.5
3	Chevron Corp.	2.5
4	Wells Fargo & Co.	2.4
5	Apache Corp.	2.4
6	Bank of America Corp.	2.3
7	McDonald’s Corp.	2.3
8	Exxon Mobil Corp.	2.3
9	Anadarko Petroleum Corp.	2.2
10	Hewlett-Packard Co.	2.2

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations(1)
Genworth Eaton Vance Large Cap Value Fund
Service Shares	16.15%	-7.95%
Institutional Shares	N/A	1.93%
Russell 1000® Value Index	19.69%	-8.72	%(2)
(1)	Commencement date is September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 1000® Value Index is from the commencement date of the Service Shares. The Russell 1000® Value Index return from the commencement date of the Institutional Shares is 1.80%.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund underperformed its benchmark, the Russell 3000 Growth Index.

•

Sector allocation was the primary driver of the Fund’s lagging returns, while security selection was additive to returns for the year. The Fund’s significant overweight exposure to health care and underweight exposure to information technology were key detractors.

•	Security selection within health care also hurt returns with Genzyme Corp. and Amgen, Inc. being the biggest detractors to performance for the year.

Sectors

Rank	Sector	% of Net Assets
1	Health Care	34.1
2	Energy	19.3
3	Consumer Discretionary	18.0
4	Information Technology	12.4
5	Industrials	8.4
6	Financials	2.7
7	Materials	1.8
	Cash, Equivalents, & Other Assets	3.3

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Anadarko Petroleum Corp.	9.0
2	UnitedHealth Group, Inc.	6.6
3	Weatherford International Ltd.	6.1
4	Biogen Idec, Inc.	5.4
5	Forest Laboratories, Inc.	5.2
6	Genzyme Corp.	5.1
7	Amgen, Inc.	4.9
8	Cablevision Systems Corp.	4.6
9	Comcast Corp. - Series C	4.5
10	L-3 Communications Holdings, Inc.	3.5

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations(1)
Genworth Legg Mason ClearBridge Aggressive Growth Fund
Service Shares	33.48%	-0.29%
Institutional Shares	N/A	4.91%
Russell 3000® Growth Index	37.01%	-1.70	%(2)
(1)	Commencement date is September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Russell 3000® Growth Index is from the commencement date of the Service Shares. The Russell 3000® Growth Index return from the commencement date of the Institutional Shares is 2.68%.

Genworth PIMCO StocksPLUS Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund significantly outperformed its benchmark, the S&P 500 Index.

•

Exposure to corporate bonds, mortgages and emerging market debt, benefited returns due to the historic spreads experienced by these asset-classes at the beginning of the year and subsequent narrowing during 2009. Broad yield curve exposure in an effort to capture additional yield benefited returns as the yield curve steepened.

•

Exposure to higher quality agency mortgages and non-agency mortgage backed securities added to performance as both benefited from continued government stimulus plans. The Fund’s exposure to financials also aided performance for the year as the sector benefited from an improving liquidity environment.

•	Derivatives were used to add index-like equity market exposure and variability to the Fund’s return—specifically a total return swap to the S&P 500® Index.

Asset Type

Rank	Type	% of Net Assets
1	Corporate Bonds	34.9
2	Collateralized Mortgage Obligations	7.2
3	Mortgage Backed Securities	3.5
4	Asset Backed Securities	1.4
5	Repurchase Agreements	0.7
6	U.S. Treasury Obligations	0.2
7	U.S. Government Agency Issues	0.1
8	Purchased Options	0.0
	Cash, Equivalents, & Other Assets	52.0

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Glencore Funding LLC, 6.00%, 04/15/2014	6.3
2	Altria Group, Inc., 9.25%, 09/06/2019	5.5
3	Dexia Credit Local, 0.94%, 09/23/2011	2.5
4	AutoZone, Inc., 7.13%, 08/01/2018	2.5
5	Leaseplan Corp., 3.00%, 05/07/2012	2.3
6	Progress Energy, Inc., 7.05%, 03/15/2019	2.3
7	Royal Bank of Scotland, 2.63%, 05/11/2012	1.5
8	Royal Bank of Scotland, 1.50%, 03/30/2012	1.5
9	Royal Bank of Scotland, 1.45%, 10/20/2011	1.4
10	First Horizon Alternative Mortgage Securities, 3.13%, 08/25/2034	1.2

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations(1)
Genworth PIMCO StocksPLUS Fund
Service Shares	45.69%	6.39%
Institutional Shares	N/A	2.14%
S&P 500® Index	26.46%	-5.18	%(2)
(1)	Commencement date is September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the S&P 500® Index is from the commencement date of the Service Shares. The S&P 500® Index return from the commencement date of the Institutional Shares is 1.85%.

Genworth Putnam International Capital Opportunities Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund significantly outperformed its benchmark, the S&P Developed ex-US Small Cap Index.

•

Security selection was the main driver of returns for the year as the Fund benefited from the repositioning of the portfolio at the end of 2008. Over-sold cyclical securities within the materials, consumer discretionary, financials, and industrials sector rose dramatically in 2009, as investors shifted out of more defensive sectors due to improvements in the global economy.

•	Exposure to emerging markets, particularly in China, added to absolute and relative performance as investors continued to invest in higher growth emerging markets securities.

Sectors

Rank	Sector	% of Net Assets
1	Industrials	20.1
2	Consumer Discretionary	19.3
3	Financials	17.8
4	Materials	12.8
5	Information Technology	8.5
6	Health Care	5.7
7	Energy	4.9
8	Consumer Staples	3.2
9	Utilities	1.9
	Cash, Equivalents, & Other Assets	5.8

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI Taiwan Index Fund	2.4
2	Wotif.com Holdings, Ltd.	0.9
3	Next plc	0.9
4	Partners Group Holding	0.9
5	Heidelbergcement	0.8
6	Banque Cantonale Vaudoise	0.8
7	Shire plc	0.8
8	Publicis Groupe SA	0.8
9	Canaccord Capital, Inc.	0.7
10	Kingspan Group plc	0.7

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations (1)
Genworth Putnam International Capital Opportunities Fund	56.65%	3.75%
S&P® Developed ex-US Small Cap Index	45.07%	-1.92%

(1)	Commencement date is September 4, 2008.

Genworth Thornburg International Value Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund significantly underperformed its benchmark, the MSCI All Country World ex-US Index.

•	The lagging returns for the year were primarily due to sector exposure. Underweight exposure to materials and overweight exposure to health care were the largest detratectors to returns for the year.

•

While not as significant, security selection also detracted from returns. Information technology was the weakest area with Nintendo Co. Ltd. and Nokia Corp. offsetting the benefit of holding Baidu Inc.

•

Security selection within materials also detracted from returns while security selection within health care was beneficial to returns mainly due to the holdings in Teva Pharmaceutical Industries and Smith & Nephew PLC.

Sectors

Rank	Sector	% of Net Assets
1	Financials	20.8
2	Health Care	13.1
3	Consumer Discretionary	13.1
4	Consumer Staples	11.9
5	Energy	7.9
6	Industrials	7.6
7	Materials	7.5
8	Information Technology	6.7
9	Telecommunication Services	5.9
	Cash, Equivalents, & Other Assets	5.5

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Teva Pharmaceutical Industries Ltd.	2.8
2	Industrial & Commercial Bank of China	2.5
3	Komatsu	2.5
4	LVMH Moet Hennessy Louis Vuitton SA	2.4
5	Toyota Motor Corp.	2.2
6	Nestle SA	2.2
7	SAP AG	2.1
8	BHP Billiton Ltd.	2.1
9	Novo-Nordisk A/S	2.0
10	Novartis AG	2.0

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations(1)
Genworth Thornburg International Value Fund	30.97%	-1.26%
MSCI ACWI ex-US Index	42.14%	-0.32%

(1)	Commencement date is September 4, 2008

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the twelve months ended December 31, 2009, the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

•

Overweight exposure to credit and high yield were the key drivers of the outperformance as investors’ appetite for higher risk investments led to spread compression within the credit sector. A slightly longer duration and yield curve management favoring long- and short-term maturities over intermediate-term also benefited performance for the first half of the year.

•	Modest exposure to Treasury Inflation-Protected Securities benefited performance as the improving economic outlook coupled with growing economic stimulus plans prompted concerns of higher inflation.

Asset Type

Rank	Type	% of Net Assets
1	U.S. Treasury Obligations	40.9
2	Mortgage Backed Securities	27.9
3	Corporate Bonds	13.9
4	Collateralized Mortgage Obligations	2.3
5	U.S. Government Agency Issues	1.4
6	Asset Backed Securities	0.2
7	Municipal Bonds	0.1
8	Preferred Stock	0.1
	Cash, Equivalents, & Other Assets	13.2

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Note, 1.75%, 08/15/2012	9.2
2	U.S. Treasury Note, 1.38%, 11/15/2012	6.8
3	U.S. Treasury Note, 1.00%, 12/31/2011	6.2
4	U.S. Treasury Note, 2.63%, 12/13/2014	6.1
5	FNCI, 4.00%, 01/01/2019	5.8
6	U.S. Treasury Note, 3.38%, 11/15/2019	5.6
7	FNMA, 6.00%, 03/01/2038	5.1
8	FNMA, 5.50%, 06/01/2037	3.7
9	FHLMC, 5.00%, 12/01/2039	3.6
10	FNMA, 6.00%, 10/01/2037	3.5

The graph above assumes an initial investment of $10,000 made on September 4, 2008, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Average Annual Total Return for the period ending December 31, 2009

	One Year	Since Commencement of Operations(1)
Genworth Goldman Sachs Enhanced Core Bond Index Fund
Service Shares	8.57%	12.36%
Institutional Shares	N/A	-1.00%
Barclays Capital U.S. Aggregate Bond Index	5.93%	6.32	%(2)
(1)	Commencement date is September 4, 2008 for Service Shares and December 9, 2009 for Institutional Shares.
(2)

The Commencement of Operations return shown for the Barclays Capital U.S. Aggregate Bond Index is from the commencement date of the Service Shares. The Barclays Capital U.S. Aggregate Bond Index return from the commencement date of the Institutional Shares is -1.13%.

Genworth Enhanced Small Cap Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the period ended December 31, 2009, the Fund underperformed its benchmark, the Russell 2000 Index.

•	Main detractors of performance were underweights to materials and overweights to health care.

•	Underweights to industrials, telecommunications and utilities helped as did overweights to energy and technology sectors on a relative basis against the Russell 2000.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Fund - Equity	86.2
	Cash, Equivalents, & Other Assets	13.8

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares Russell 2000 Index Fund	44.0
2	iShares Trust Russell 2000 Growth Index Fund	11.5
3	iShares Russell 2000 Value Index Fund	8.7
4	SPDR DJ Wilshire Small Cap ETF	4.4
5	Vanguard Small Cap ETF	4.4
6	iShares S&P Small Cap 600 Growth Index Fund	4.4
7	iShares Morningstar Small Growth Index Fund	4.4
8	iShares Morningstar Small Value Index Fund	1.7
9	SPDR DJ Wilshire Small Cap Growth ETF	1.7
10	iShares S&P Small Cap 600 Value Index Fund	0.9

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cummulative Total Return for the period ending December 31, 2009

Since Commencement of Operations(1)
Genworth Enhanced Small Cap Index Fund	3.22%
Russell 2000® Index	4.72%
(1)	Commencement date is December 9, 2009.

Genworth Enhanced International Index Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the period ended December 31, 2009, the Fund underperformed its benchmark, the MSCI EAFE Index.

•	Main detractors of performance were overweight exposures to Sweden and Spain which underperformed relative to the MSCI EAFE index.

•	Overweights to Netherlands, Singapore and underweight to Japan helped performance. The Fund’s bias towards growth over value style also helped performance.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Fund - Equity	86.5
	Cash, Equivalents, & Other Assets	13.5

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE Index Fund	22.1
2	Vanguard Europe Pacific ETF	22.1
3	iShares MSCI EAFE Growth Index Fund	16.1
4	iShares MSCI EAFE Value Index Fund	8.8
5	iShares MSCI United Kingdom Index Fund	4.0
6	iShares MSCI Japan Index Fund	3.5
7	iShares MSCI Switzerland Index Fund	1.8
8	iShares MSCI France Index Fund	1.8
9	iShares MSCI German Index Fund	1.6
10	iShares MSCI Australia Index Fund	1.3

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be Worth more or less than the original cost.

Cummulative Total Return for the period ending December 31, 2009

Since Commencement of Operations(1)
Genworth Enhanced International Index Fund	0.33%
MSCI EAFE Index	1.39%
(1)	Commencement date is December 9, 2009.

Genworth 40/60 Index Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the period ended December 31, 2009, the Fund outperformed its benchmark, a blend of 40% S&P 500 and 60% Barclays Capital U.S. Aggregate Bond Index.

•	Within equity allocations having exposure to smaller capitalization equities helped as well as having a general style bias in favor of growth over value.

•

Within the fixed income allocations the Fund benefited from a shorter duration stance as longer durations suffered relatively more as fixed income, in general, experienced negative returns since the Fund’s inception given uptick in Treasury yields causing Treasury bond prices to depreciate.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Fund - Equity	39.7
2	Exchange Traded Fund - Fixed Income	53.8
	Cash, Equivalents, & Other Assets	6.5

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Total Bond Market ETF	18.1
2	iShares Barclays Aggregate Bond Fund	18.0
3	SPDR Barclays Capital Aggregate Bond Fund	17.7
4	iShares S&P 500 Index Fund	9.9
5	SPDR S&P 500 Fund	9.9
6	iShares MSCI EAFE Index Fund	7.0
7	iShares S&P Midcap 400 Index Fund	3.9
8	iShares S&P Midcap 400 Growth Index Fund	2.9
9	iShares S&P 500 Growth Index Fund	2.0
10	iShares Trust Russell 2000 Growth Index Fund	2.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cummulative Total Return for the period ending December 31, 2009

Since Commencement of Operations(1)
Genworth 40/60 Index Allocation Fund	0.54%
S&P 500® Index	1.85%
Barclays Capital U.S. Aggregate Bond Index	-1.13%
(1)	Commencement date is December 9, 2009.

Genworth 60/40 Index Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the period ended December 31, 2009, the Fund outperformed its benchmark, a blend of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Bond Index.

•	Within equity allocations having exposure to smaller capitalization equities helped as well as having a general style bias in favor of growth over value.

•

Within the fixed income allocations the Fund benefited from a shorter duration stance as longer durations suffered relatively more as fixed income, in general, experienced negative returns since the Fund’s inception given uptick in Treasury yields causing Treasury bond prices to depreciate.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Fund - Equity	59.6
2	Exchange Traded Fund - Fixed Income	35.9
	Cash, Equivalents, & Other Assets	4.5

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares Barclays Aggregate Bond Fund	18.1
2	SPDR Barclays Capital Aggregate Bond Fund	17.8
3	SPDR S&P 500 Fund	14.9
4	iShares S&P 500 Index Fund	14.9
5	iShares MSCI EAFE Index Fund	10.0
6	iShares S&P Midcap 400 Index Fund	7.9
7	iShares Russell 2000 Index Fund	6.9
8	iShares S&P Midcap 400 Growth Index Fund	2.0
9	iShares S&P 500 Growth Index Fund	2.0
10	iShares Trust Russell 2000 Growth Index Fund	1.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cummulative Total Return for the period ending December 31, 2009

Since Commencement of Operations(1)
Genworth 60/40 Index Allocation Fund	0.96%
S&P 500® Index	1.85%
Barclays Capital U.S. Aggregate Bond Index	-1.13%
(1)	Commencement date is December 9, 2009.

Genworth Moderate Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the period ended December 31, 2009, the Fund outperformed its benchmark, a blend of 60% S&P 500 and 40% Barclays Capital U.S. Aggregate Bond Index.

•	Within equity allocations having exposure to smaller capitalization equities helped as well as having a general style bias in favor of growth over value.

•

Within the fixed income allocations the Fund benefited from a shorter duration stance as longer durations suffered relatively more as fixed income, in general, experienced negative returns since the Fund’s inception given uptick in Treasury yields causing Treasury bond prices to depreciate.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Fund - Equity	53.2
2	Exchange Traded Fund - Fixed Income	42.6
	Cash, Equivalents, & Other Assets	4.2

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares	35.6
2	Genworth Enhanced International Index Fund - Institutional Shares	10.1
3	Genworth Calamos Growth Fund - Institutional Shares	8.1
4	Genworth Enhanced Small Cap Index Fund - Institutional Shares	8.1
5	Genworth Legg Mason Clearbridge Aggressive Growth Fund - Institutional Shares	8.1
6	Genworth PIMCO StocksPLUS Fund - Institutional Shares	7.0
7	Genworth Davis NY Venture Fund - Institutional Shares	7.0
8	Genworth Columbia Mid Cap Value Fund - Institutional Shares	6.9
9	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares	4.9

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cummulative Total Return for the period ending December 31, 2009

Since Commencement of Operations(1)
Genworth Moderate Allocation Fund	1.87%
S&P 500® Index	1.85%
Barclays Capital U.S. Aggregate Bond Index	-1.13%
(1)	Commencement date is December 9, 2009.

Genworth Growth Allocation Fund

Manager’s Discussion of Fund Performance (Unaudited)

For the period ended December 31, 2009, the Fund outperformed its benchmark, a blend of 70% S&P 500 and 30% Barclays Capital U.S. Aggregate Bond Index.

•	Within equity allocations having exposure to Smaller Capitalization equities helped as well as having a general style bias in favor of Growth over Value.

•

Within the fixed income allocations the Fund benefited from a shorter duration stance as longer durations suffered relatively more as fixed income, in general, experienced negative returns since the Fund’s inception given uptick in Treasury yields causing Treasury bond prices to depreciate.

•	Additional outperformance came due to the underlying active strategies employed to access various asset classes.

Sectors

Rank	Sector	% of Net Assets
1	Exchange Traded Fund - Equity	62.0
2	Exchange Traded Fund - Fixed Income	35.0
	Cash, Equivalents & Other Assets	3.0

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares	27.0
2	Genworth Enhanced International Index Fund - Institutional Shares	12.0
3	Genworth Enhanced Small Cap Index Fund - Institutional Shares	10.0
4	Genworth Legg Mason Clearbridge Aggressive Growth Fund - Institutional Shares	9.0
5	Genworth Calamos Growth Fund - Institutional Shares	9.0
6	Genworth Columbia Mid Cap Value Fund - Institutional Shares	9.0
7	Genworth Davis NY Venture Fund - Institutional Shares	8.0
8	Genworth PIMCO StocksPLUS Fund - Institutional Shares	8.0
9	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares	5.0

The graph above assumes an initial investment of $10,000 made on December 9, 2009, the commencement of the Fund’s operations. Returns in graph above and the chart below include the reimbursement of all dividends. Returns include the effect of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements, total return would have been lower. Returns do not include the fees and expenses of the variable annuity contracts. If the variable annuity contract fees and charges were included, returns would be lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that an investment in the Fund, when redeemed, may be worth more or less than the original cost.

Cummulative Total Return for the period ending December 31, 2009

Since Commencement of Operations(1)
Genworth Growth Allocation Fund	2.56%
S&P 500® Index	1.85%
Barclays Capital U.S. Aggregate Bond Index	-1.13%
(1)	Commencement date is December 9, 2009.

Benchmark Descriptions (Unaudited)

Index	Description

Barclays Capital U.S. Aggregate Bond Index	The Barclays Capital U.S. Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index) represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

MSCI All Country World ex-US Index	The MSCI ACWI ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.

MSCI EAFE Index	The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia, and the Far East.

Russell 1000® Value Index	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® Value companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	The Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index.

Russell 3000® Growth Index	The Russell 3000® Growth Index is an unmanaged index which measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Value Index	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The S&P 500® Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P® Developed ex-US Small Cap Index	The S&P® Developed ex-US Small Cap Index is an unmanaged index which consists of the smaller-capitalization stocks of the S&P® Broad Market Index excluding the U.S. The S&P® Broad Market Index is an unmanaged market-capitalization index which includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Expense Example (Unaudited)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears in the table below.

Example

Each Fund serves as an investment option for certain variable annuity contracts (“variable contracts”). As a variable contract owner investing in a Fund, you incur ongoing Fund costs, including management fees; distribution and/or service fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other investment options. The examples do not reflect fees and charges under your variable contract. If variable contract charges were included, the costs shown would be higher. Please consult the most recent prospectus for the variable contract in which you invest for more information.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, which for the Genworth Calamos Growth Fund Service Shares, Genworth Columbia Mid Cap Value Fund Service Shares, Genworth Davis NY Venture Fund Service Shares, Genworth Eaton Vance Large Cap Value Fund Service Shares, Genworth Legg Mason ClearBridge Aggressive Growth Fund Service Shares, Genworth PIMCO StocksPLUS Fund Service Shares, Genworth Putnam International Capital Opportunities Fund Service Shares, Genworth Thornburg International Value Fund Service Shares and Genworth Goldman Sachs Enhanced Core Bond Index Fund Service Shares is from July 1, 2009 to December 31, 2009 and for the Genworth Calamos Growth Fund Institutional Shares, Genworth Columbia Mid Cap Value Fund Institutional Shares, Genworth Davis NY Venture Fund Institutional Shares, Genworth Eaton Vance Large Cap Value Fund Institutional Shares, Genworth Legg Mason ClearBridge Aggressive Growth Fund Institutional Shares, Genworth PIMCO StocksPLUS Fund Institutional Shares, Genworth Goldman Sachs Enhanced Core Bond Index Fund Institutional Shares, Genworth Enhanced Small Cap Index Fund Institutional Shares, Genworth Enhanced International Index Fund Institutional Shares, Genworth 40/60 Index Allocation Fund Service Shares, Genworth 60/40 Index Allocation Fund Service Shares, Genworth Moderate Allocation Fund Service Shares and Genworth Growth Allocation Fund Service Shares is from December 9, 2009 to December 31, 2009.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by 1,000 = $8.60), then multiply the result by the number in the same row in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. As noted above, the expenses in the table do not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore, the hypothetical expenses in the table are useful for comparing ongoing investment option costs only, and will not help you determine the relative costs of owning different contracts. If variable contract fees and charges were included, the costs shown would be higher.

Expense Example (Unaudited) (Continued)

Fund		Beginning Account Value December 9, 2009		Ending Account Value December 31, 2009		Annualized Expense Ratio[1] based on the period December 9, – December 31, 2009		Expenses Paid During Period[2] December 9, – December 31, 2009
INSTITUTIONAL SHARES
Genworth Calamos Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,043.60 1,002.45	0.94 0.94	% %	$ $	0.58 0.57
Genworth Columbia Mid Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,043.50 1,002.55	0.77 0.77	% %	$ $	0.47 0.46
Genworth Davis NY Venture Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,034.20 1,002.61	0.67 0.67	% %	$ $	0.41 0.40
Genworth Eaton Vance Large Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,019.30 1,002.59	0.71 0.71	% %	$ $	0.43 0.43
Genworth Legg Mason ClearBridge Aggressive Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,049.10 1,002.65	0.61 0.61	% %	$ $	0.38 0.37
Genworth PIMCO StocksPLUS Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,021.40 1,002.69	0.54 0.54	% %	$ $	0.33 0.33
Genworth Goldman Sachs Enhanced Core Bond Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	990.00 1,002.67	0.57 0.57	% %	$ $	0.34 0.34

Fund		Beginning Account Value July 1, 2009		Ending Account Value December 31, 2009		Annualized Expense Ratio[1] based on the period July 1, – December 31, 2009		Expenses Paid During Period[4] July 1, – December 31, 2009
SERVICE SHARES
Genworth Calamos Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,267.90 1,018.00	1.43 1.43	% %	$ $	8.17 7.27
Genworth Columbia Mid Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,273.00 1,018.80	1.27 1.27	% %	$ $	7.28 6.46
Genworth Davis NY Venture Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,237.80 1,019.36	1.16 1.16	% %	$ $	6.54 5.90
Genworth Eaton Vance Large Cap Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,210.90 1,019.26	1.18 1.18	% %	$ $	6.58 6.01
Genworth Legg Mason ClearBridge Aggressive Growth Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,222.00 1,019.61	1.11 1.11	% %	$ $	6.22 5.65
Genworth PIMCO StocksPLUS Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,279.00 1,020.06	1.02 1.02	% %	$ $	5.86 5.19
Genworth Putnam International Capital Opportunities Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,250.60 1,018.35	1.36 1.36	% %	$ $	7.71 6.92
Genworth Thornburg International Value Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,198.40 1,018.65	1.30 1.30	% %	$ $	7.20 6.61
Genworth Goldman Sachs Enhanced Core Bond Index Fund	Actual Hypothetical[3]	$ $	1,000.00 1,000.00	$ $	1,045.00 1,019.61	1.11 1.11	% %	$ $	5.72 5.65

[1]	The expense ratio excludes the securities lending credit and includes interest expense.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 22/365 to reflect the one-half year period.
[3]	5% return before expenses.
[4]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Expense Example (Unaudited) (Continued)

Fund		Beginning Account Value December 9, 2009		Ending Account Value December 31, 2009		Annualized Expense Ratio based on the period December 9, – December 31, 2009		Expenses Paid During Period[1] December 9, – December 31, 2009
INSTITUTIONAL SHARES
Genworth Enhanced Small Cap Index Fund	Actual Hypothetical[2]	$ $	1,000.00 1,000.00	$ $	1,032.20 1,002.97	0.08 0.08	% %	$ $	0.05 0.05
Genworth Enhanced International Index Fund	Actual Hypothetical[2]	$ $	1,000.00 1,000.00	$ $	1,003.30 1,002.90	0.19 0.19	% %	$ $	0.11 0.11
SERVICE SHARES
Genworth 40/60 Index Allocation Fund	Actual Hypothetical[2]	$ $	1,000.00 1,000.00	$ $	1,005.40 1,002.60	0.68 0.68	% %	$ $	0.41 0.41
Genworth 60/40 Index Allocation Fund	Actual Hypothetical[2]	$ $	1,000.00 1,000.00	$ $	1,009.60 1,002.60	0.68 0.68	% %	$ $	0.41 0.41
Genworth Moderate Allocation Fund	Actual Hypothetical[2]	$ $	1,000.00 1,000.00	$ $	1,018.70 1,002.63	0.64 0.64	% %	$ $	0.39 0.39
Genworth Growth Allocation Fund	Actual Hypothetical[2]	$ $	1,000.00 1,000.00	$ $	1,025.60 1,002.64	0.62 0.62	% %	$ $	0.38 0.37

[1]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 22/365 to reflect the one-half year period.
[2]	5% return before expenses.

Genworth Calamos Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	COMMON STOCKS - 97.21%
	Aerospace & Defense - 3.62%
2,425	Honeywell International, Inc.	$95,060
1,000	ITT Corporation (b)	49,740
2,010	United Technologies Corp.	139,514

		284,314

	Biotechnology - 1.38%
1,000	Alexion Pharmaceuticals, Inc. (a)	48,820
1,075	Celgene Corp. (a)	59,856

		108,676

	Capital Markets - 4.39%
325	Blackrock, Inc. (b)	75,465
500	Franklin Resources, Inc.	52,675
425	Goldman Sachs Group, Inc.	71,757
1,900	Legg Mason, Inc.	57,304
1,650	T. Rowe Price Group, Inc.	87,863

		345,064

	Chemicals - 0.51%
650	Agrium Inc. (b)	39,975

	Communications Equipment - 3.31%
4,700	Cisco Systems, Inc. (a)	112,518
2,300	Juniper Networks, Inc. (a)(b)	61,341
1,270	Research In Motion Ltd. (a)	85,776

		259,635

	Computers & Peripherals - 6.44%
1,645	Apple, Inc. (a)	346,865
2,650	NetApp Inc. (a)	91,133
3,750	Seagate Technology	68,213

		506,211

	Distributors - 0.62%
2,500	LKQ Corp. (a)	48,975

	Diversified Consumer Services - 0.67%
700	New Oriental Education & Tech. Group, Inc. - ADR (a)(b)	52,927

	Diversified Financial Services - 2.28%
345	CME Group, Inc. (b)	115,903
560	IntercontinentalExchange, Inc. (a)(b)	62,888

		178,791

	Electrical Equipment - 2.60%
2,700	ABB Ltd. - ADR	51,570
425	First Solar, Inc. (a)(b)	57,545
3,600	GrafTech International Ltd. (a)	55,980
1,650	SunPower Corp. (a)	39,072

		204,167

	Electronic Equipment & Instruments - 3.95%
1,225	Amphenol Corp.	56,570
1,275	Dolby Laboratories, Inc. (a)	60,856
2,050	FLIR Systems, Inc. (a)	67,076
3,525	Jabil Circuit, Inc.	61,229
2,550	Trimble Navigation Ltd. (a)(b)	64,260

		309,991

	Energy Equipment & Services - 11.92%
1,400	Atwood Oceanics, Inc. (a)	50,190
2,650	Cameron International Corp. (a)	110,770
2,900	Ensco International Inc. - ADR (a)	115,826

Number of Shares		Value
3,450	Halliburton Co.	$103,810
3,875	National-Oilwell Varco, Inc. (a)	170,849
2,475	Noble Corp.	100,733
2,375	Pride International, Inc (a)	75,786
1,425	Schlumberger Ltd.	92,753
1,395	Transocean Ltd. (a)	115,506

		936,223

	Health Care Equipment & Supplies - 4.07%
4,200	ev3 Inc. (a)	56,028
1,150	Gen-Probe Inc. (a)	49,335
190	Intuitive Surgical, Inc. (a)(b)	57,631
1,975	Mindray Medical International Limited - ADR (b)	66,992
1,155	Nuvasive, Inc. (a)(b)	36,937
1,125	Varian Medical Systems, Inc. (a)	52,706

		319,629

	Hotels, Restaurants & Leisure - 1.03%
3,500	Starbucks Corp. (a)	80,710

	Industrial Conglomerates - 1.00%
950	3M Company	78,537

	Internet & Catalog Retail - 5.24%
2,085	Amazon.com, Inc. (a)(b)	280,474
2,350	Expedia, Inc. (a)	60,418
325	priceline.com, Inc. (a)(b)	71,013

		411,905

	Internet Software & Services - 9.44%
2,725	Akamai Technologies, Inc. (a)(b)	69,024
310	Baidu, Inc. - ADR (a)(b)	127,481
4,825	eBay Inc. (a)	113,580
575	Google, Inc. (a)	356,489
1,450	MercadoLibre, Inc. (a)	75,212

		741,786

	IT Services - 1.11%
1,925	Cognizant Technology Solutions Corp. (a)	87,203

	Life Sciences Tools & Services - 1.89%
2,775	PerkinElmer, Inc.	57,137
1,475	Waters Corp. (a)	91,391

		148,528

	Machinery - 4.02%
2,725	Bucyrus International, Inc. (b)	153,608
1,200	Cummins, Inc.	55,032
1,075	Parker Hannifin Corp.	57,921
1,200	Wabtec Corp. (b)	49,008

		315,569

	Metals & Mining - 4.13%
4,850	Anglo American Plc - ADR (a)	105,148
1,750	Barrick Gold Corp.	68,915
1,550	Nucor Corp.	72,308
4,300	Sterlite Industries India Ltd. - ADR (b)	78,346

		324,717

	Oil & Gas - 4.82%
735	Apache Corp.	75,830
1,850	Devon Energy Corp.	135,975
1,260	Noble Energy, Inc.	89,737
2,175	Suncor Energy Inc.	76,799

		378,341

See notes to financial statements.

Genworth Calamos Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	COMMON STOCKS (Continued)
	Personal Products - 0.60%
1,500	Avon Products, Inc.	$47,250

	Professional Services - 0.47%
775	FTI Consulting, Inc. (a)(b)	36,549

	Semiconductor & Semiconductor Equipment - 7.32%
4,075	Altera Corp. (b)	92,217
2,000	Atheros Communications, Inc. (a)(b)	68,480
2,950	Broadcom Corp. (a)(b)	92,777
1,800	Linear Technology Corp.	54,972
10,000	LSI Corporation (a)	60,100
5,525	Marvell Technology Group Ltd. (a)	114,644
4,925	Nvidia Corp. (a)	91,999

		575,189

	Software - 4.41%
1,575	ANSYS, Inc. (a)	68,449
4,825	Nuance Communications, Inc. (a)	74,981
3,300	Oracle Corp.	80,982
4,250	Parametric Technology Corp. (a)	69,445
1,325	Perfect World Co., Ltd. - ADR (a)	52,258

		346,115

	Specialty Retail - 2.99%
1,625	Abercrombie & Fitch Co.	56,631
3,575	GameStop Corp. (a)(b)	78,436
2,350	Guess?, Inc.	99,405

		234,472

	Textiles, Apparel & Luxury Goods - 1.44%
3,100	Coach, Inc.	113,243

	Wireless Telecommunication Services - 1.54%
2,575	America Movil, S.A.B de C.V. - ADR	120,973

	Total Common Stocks (Cost $6,195,902)	$7,635,665

Number of Shares		Value
	SHORT TERM INVESTMENTS - 3.07%
	Money Market Funds - 3.07%
241,269	Federated Prime Obligations Fund
	Effective Yield, 0.11%	$241,269

	Total Short Term Investments (Cost $241,269)	241,269

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 22.91%
	Money Market Fund - 22.91%
1,799,006	Mount Vernon Prime Portfolio
	Effective Yield, 0.21%	1,799,006

	Total Investments Purchased as Securities Lending Collateral (Cost $1,799,006)	1,799,006

	Total Investments (Cost $8,236,177) - 123.19%	9,675,940
	Liabilities in Excess of Other Assets - (23.19)%	-1,821,274

	TOTAL NET ASSETS - 100.00%	$7,854,666

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Columbia Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	COMMON STOCKS - 90.86%
	Aerospace & Defense - 3.31%
25,926	AerCap Holdings N.V. (a)(b)	$234,890
1,850	Alliant Techsystems, Inc. (a)	163,299
5,300	L-3 Communications Holdings, Inc.	460,835
14,150	Spirit AeroSystems Holdings, Inc. (a)	281,019

		1,140,043

	Airlines - 0.66%
20,000	Delta Air Lines, Inc. (a)	227,600

	Auto Components - 1.09%
11,350	Borgwarner, Inc.	377,047

	Beverages - 1.28%
9,200	Fomento Economico Mexicano, S.A.B. de C.V. - ADR	440,496

	Capital Markets - 2.67%
17,250	Ameriprise Financial, Inc.	669,645
12,850	TD Ameritrade Holding Corp. (a)	249,033

		918,678

	Chemicals - 3.36%
5,250	Air Products & Chemicals, Inc.	425,565
8,550	Albemarle Corp.	310,963
7,200	PPG Industries, Inc.	421,488

		1,158,016

	Commercial Banks - 8.64%
17,200	BB&T Corp. (b)	436,364
7,700	City National Corp. (b)	351,120
14,450	Comerica, Inc.	427,286
10,000	Cullen Frost Bankers, Inc.	500,000
27,350	Fifth Third Bancorp	266,663
8,838	SVB Financial Group (a)(b)	368,456
33,650	TCF Financial Corporation (b)	458,313
13,200	Zions Bancorporation (b)	169,356

		2,977,558

	Communications Equipment - 0.43%
5,650	CommScope, Inc. (a)	149,894

	Computers & Peripherals - 0.90%
10,950	Diebold, Inc.	311,528

	Construction & Engineering - 0.70%
8,200	Foster Wheeler AG (a)	241,408

	Consumer Finance - 1.32%
30,932	Discover Financial Services (b)	455,010

	Containers & Packaging - 2.39%
13,400	Crown Holdings, Inc. (a)	342,772
20,900	Packaging Corporation of America	480,909

		823,681

	Diversified Telecommunication Services - 0.56%
45,800	Qwest Communications International, Inc.	192,818

	Electric Utilities - 2.35%
10,200	American Electric Power Company, Inc.	354,858
5,300	FPL Group, Inc.	279,946
6,800	Northeast Utilities System	175,372

		810,176

	Electrical Equipment - 0.85%
6,900	Cooper Industries Plc (b)	294,216

Number of Shares		Value
	Electronic Equipment & Instruments - 2.41%
7,300	Agilent Technologies, Inc. (a)	$226,811
11,150	Arrow Electronics, Inc. (a)	330,151
12,650	Molex, Inc. (b)	272,608

		829,570

	Energy Equipment & Services - 3.25%
15,250	Nabors Industries Ltd. (a)	333,823
10,150	Noble Corp.	413,105
11,650	Pride International, Inc. (a)	371,751

		1,118,679

	Food Products - 2.56%
5,700	Corn Products International, Inc. (b)	166,611
13,900	Dean Foods Co. (a)	250,756
7,550	The J.M. Smucker Co.	466,212

		883,579

	Health Care Equipment & Supplies - 3.34%
4,850	Beckman Coulter, Inc.	317,384
4,850	The Cooper Companies, Inc.	184,882
6,200	Hospira, Inc. (a)	316,200
6,150	Teleflex, Inc.	331,423

		1,149,889

	Health Care Providers & Services - 2.01%
11,900	AmerisourceBergen Corp.	310,233
10,700	Community Health Systems (a)(b)	380,920

		691,153

	Hotels, Restaurants & Leisure - 3.78%
12,730	International Game Technology	238,942
21,650	Royal Caribbean Cruises Ltd. (a)(b)	547,312
14,150	Starwood Hotels & Resorts Worldwide, Inc. (b)	517,466

		1,303,720

	Household Durables - 0.89%
28,100	D. R. Horton, Inc. (b)	305,447

	Household Products - 0.78%
4,400	The Clorox Company	268,400

	Insurance - 5.62%
8,772	ACE Ltd.	442,109
4,400	Aon Corp.	168,696
7,750	Assured Guaranty Ltd. (b)	168,640
10,550	Axis Capital Holdings, Ltd.	299,725
3,414	Prudential Financial, Inc.	169,881
14,400	Reinsurance Group of America	686,160

		1,935,211

	Internet Software & Services - 0.49%
6,950	Verisign, Inc. (a)	168,468

	IT Services - 0.55%
10,050	The Western Union Company	189,443

	Leisure Equipment & Products - 1.04%
11,200	Hasbro, Inc.	359,072

	Life Science Tools & Services - 0.71%
2,325	Mettler-Toledo International, Inc. (a)	244,102

See notes to financial statements.

Genworth Columbia Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	COMMON STOCKS (Continued)
	Machinery - 3.67%
10,000	Kennametal, Inc.	259,200
6,950	Navistar International Corporation (a)	$268,617
7,350	Parker Hannifin Corp.	396,018
6,650	The Stanley Works (b)	342,542

		1,266,377

	Marine - 0.61%
6,100	Alexander & Baldwin, Inc.	208,803

	Media - 0.73%
12,100	Dish Network Corp. (a)	251,317

	Metals & Mining - 1.25%
7,800	United States Steel Corp. (b)	429,936

	Multiline Retail - 2.46%
18,950	J.C. Penney Co., Inc	504,260
9,150	Nordstrom, Inc. (b)	343,857

		848,117

	Multi-Utilities - 6.59%
6,056	AES Corp. (a)	80,605
10,050	PG&E Corporation	448,732
9,850	Public Service Enterprise Group, Inc.	327,513
10,050	Sempra Energy	562,599
8,750	Wisconsin Energy Corp.	436,013
19,600	Xcel Energy, Inc.	415,912

		2,271,374

	Oil & Gas - 5.74%
4,800	Alpha Natural Resources, Inc. (a)(b)	208,224
10,550	Cabot Oil & Gas Corp.	459,874
5,850	Newfield Exploration Co. (a)	282,146
11,288	Peabody Energy Corp.	510,330
24,550	Williams Companies, Inc.	517,514

		1,978,088

	Paper & Forest Products - 1.25%
10,000	Weyerhaeuser Co.	431,400

	Personal Products - 1.59%
7,850	Avon Products, Inc.	247,275
6,200	The Estee Lauder Companies, Inc.	299,832

		547,107

	Professional Services - 1.02%
6,450	Manpower, Inc.	352,041

	Semiconductor & Semiconductor Equipment - 2.08%
9,200	Advanced Micro Devices, Inc. (a)	89,056
33,550	Atmel Corp. (a)	154,665
4,476	Lam Research Corp. (a)	175,504
2,600	Varian Semiconductor (a)	93,288
15,950	Verigy Ltd. (a)(b)	205,277

		717,790

	Software - 2.12%
8,300	Citrix Systems, Inc. (a)	345,363
13,500	Nuance Communications, Inc. (a)	209,790
7,800	Synopsys, Inc. (a)	173,784

		728,937

	Specialty Retail - 2.30%
15,950	American Eagle Outfitters	270,831
27,250	Foot Locker, Inc.	303,565
5,750	O'Reilly Automotive, Inc. (a)	219,190

		793,586

Number of Shares		Value
	Textiles, Apparel & Luxury Goods - 1.51%
7,100	Hanesbrands, Inc. (a)	$171,181
9,650	Jones Apparel Group, Inc.	154,979
2,400	Polo Ralph Lauren Corp. (b)	194,352

		520,512

	Total Common Stocks (Cost $23,963,903)	31,310,287

	CONVERTIBLE PREFERRED STOCKS - 0.47%
	Metals & Mining - 0.47%
1,400	Freeport-McMoRan Copper & Gold Inc.	161,280

	Total Convertible Preferred Stocks (Cost $55,299)	161,280

	REAL ESTATE INVESTMENT TRUSTS - 8.09%
	Real Estate Investment Trusts - 8.09%
6,025	Alexandria Real Estate Equities, Inc. (b)	387,347
4,150	Boston Properties, Inc.	278,341
6,450	Equity Residential	217,881
22,307	Host Hotels & Resorts, Inc.	260,318
10,750	Plum Creek Timber Co. Inc. (b)	405,920
12,800	ProLogis (b)	175,232
11,250	Rayonier, Inc.	474,300
3,490	Simon Property Group, Inc.	278,540
4,460	Vornado Realty Trust	311,932

	Total Real Estate Investment Trusts (Cost $2,177,706)	2,789,811

	SHORT TERM INVESTMENTS - 0.58%
	Money Market Funds - 0.58%
200,714	Federated Prime Obligations Fund Effective Yield, 0.11%	200,714

	Total Short Term Investments (Cost $200,714)	200,714

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 18.72%
	Money Market Fund - 18.72%
6,450,269	Mount Vernon Prime Portfolio
	Effective Yield, 0.21%	6,450,269

	Total Investments Purchased as Securities Lending Collateral (Cost $6,450,269)	6,450,269

	Total Investments (Cost $32,847,891) - 118.72%	40,912,361
	Liabilities in Excess of Other Assets - (18.72)%	-6,450,971

	TOTAL NET ASSETS - 100.00%	$34,461,390

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Davis NY Venture Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	COMMON STOCKS - 95.22%
	Air Freight & Logistics - 0.50%
740	United Parcel Service, Inc.	$42,454

	Automobiles - 0.77%
2,604	Harley Davidson, Inc. (b)	65,621

	Beverages - 3.26%
1,185	The Coca-Cola Co.	67,545
1,635	Diageo Plc - ADR	113,485
2,300	Heineken Holding NV	96,193

		277,223

	Capital Markets - 5.32%
1,485	Ameriprise Financial, Inc.	57,647
8,475	The Bank Of New York Mellon Corp.	237,046
295	Goldman Sachs Group, Inc.	49,808
2,290	Julius Baer Group Ltd. (a)	80,536
2,290	Julius Baer Holding AG	27,730

		452,767

	Chemicals - 0.71%
515	Monsanto Co.	42,101
170	Potash Corp. of Saskatchewan, Inc.	18,445

		60,546

	Commercial Banks - 4.19%
13,213	Wells Fargo & Company	356,619

	Commercial Services & Supplies - 1.36%
5,082	Iron Mountain, Inc. (a)(b)	115,666

	Computers & Peripherals - 1.58%
2,605	Hewlett Packard Co.	134,184

	Construction Materials - 0.72%
1,160	Vulcan Materials Company	61,097

	Consumer Finance - 4.21%
8,850	American Express Co.	358,602

	Containers & Packaging - 1.84%
7,160	Sealed Air Corp.	156,518

	Diversified Consumer Services - 0.99%
3,724	H & R Block, Inc.	84,237

	Diversified Financial Services - 3.75%
601	Bank Of America Corporation (b)	9,051
5,930	JPMorgan Chase & Co.	247,103
2,360	Moodys Corp.	63,248

		319,402

	Electrical Equipment - 0.62%
2,750	ABB Ltd. - ADR	52,525

	Electronic Equipment & Instruments - 1.25%
3,410	Agilent Technologies, Inc. (a)	105,949

	Energy Equipment & Services - 0.77%
795	Transocean Ltd. (a)	65,826

	Food & Staples Retailing - 6.06%
5,410	Costco Wholesale Corporation	320,110
6,079	CVS Caremark Corporation	195,804

		515,914

	Food Products - 0.25%
605	The Hershey Company	21,653

	Health Care Equipment & Supplies - 1.23%
1,120	Becton Dickinson & Co.	88,323
655	Carefusion Corp. (a)	16,382

		104,705

Number of Shares		Value
	Health Care Providers & Services - 2.69%
1,340	Cardinal Health, Inc.	$43,202
1,624	Express Scripts, Inc. (a)	140,395
505	Laboratory Corp. of America Holdings (a)	37,794
255	UnitedHealth Group, Inc.	7,772

		229,163

	Household Durables - 0.20%
65	Garmin Ltd.	1,995
300	Hunter Douglas NV	14,666

		16,661

	Household Products - 1.77%
2,480	Procter & Gamble Co.	150,362

	Industrial Conglomerates - 0.73%
1,745	Tyco International Ltd.	62,262

	Insurance - 10.43%
3	Berkshire Hathaway Inc. - Class A (a)	297,600
7	Berkshire Hathaway Inc. - Class B (a)(b)	23,002
160	Everest Re Group Ltd.	13,709
85	Fairfax Financial Holdings Ltd.	33,146
6,025	Loews Corporation	219,009
23	Markel Corp. (a)	7,820
675	Principal Financial Group, Inc.	16,227
10,427	The Progressive Corp. (a)	187,582
1,708	Transatlantic Holdings, Inc.	89,004

		887,099

	Internet & Catalog Retail - 0.45%
285	Amazon.com, Inc. (a)(b)	38,338

	Internet Software & Services - 2.01%
276	Google, Inc. (a)	171,114

	IT Services - 0.31%
305	Visa, Inc. (b)	26,675

	Machinery - 0.12%
275	PACCAR, Inc.	9,974

	Marine - 0.85%
17,400	China Shipping Development Co. Ltd.	25,878
480	Kuehne & Nagel International AG	46,670

		72,548

	Media - 4.15%
3,281	Comcast Corp. - Series C	52,529
1,300	DIRECTV (a)	43,355
1,766	Grupo Televisa, S.A. - ADR	36,662
300	Lagardere SCA	12,146
1,570	Liberty Media Corporation - Interactive (a)	17,019
125	Liberty Media Corporation - Starz (a)	5,769
8,395	News Corp.	114,927
2,205	The Walt Disney Co. (b)	71,111

		353,518

	Metals & Mining - 0.94%
1,180	BHP Billiton Plc	37,618
778	Rio Tinto	42,010

		79,628

	Multi-Utilities - 0.23%
1,470	AES Corp. (a)	19,566

See notes to financial statements.

Genworth Davis NY Venture Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	COMMON STOCKS (Continued)
	Oil & Gas - 13.97%
3,085	Canadian Natural Resource Ltd.	$221,966
35,800	China Coal Energy Company Ltd.	64,962
615	ConocoPhillips	31,408
3,809	Devon Energy Corp.	279,961
3,090	EOG Resources, Inc. (b)	300,657
3,560	Occidental Petroleum Corp.	289,606

		1,188,560

	Paper & Forest Products - 0.90%
4,120	Sino-Forest Corp. (a)	76,345

	Personal Products - 0.46%
650	Mead Johnson Nutrition Co. (b)	28,405
500	Natura Cosmeticos SA	10,428

		38,833

	Pharmaceuticals - 5.62%
2,870	Johnson & Johnson	184,857
6,020	Merck & Co., Inc.	219,971
4,040	Pfizer, Inc.	73,487

		478,315

	Real Estate Management & Development - 0.80%
1,115	Brookfield Asset Management, Inc.	24,731
8,700	Hang Lung Group Ltd.	43,026

		67,757

	Semiconductor & Semiconductor Equipment - 1.82%
5,955	Texas Industries, Inc.	155,187

	Software - 3.00%
3,660	Activision Blizzard, Inc. (a)	40,662
7,040	Microsoft Corp.	214,650

		255,312

	Specialty Retail - 2.44%
3,275	Bed Bath & Beyond, Inc. (a)(b)	126,513
3,362	CarMax, Inc. (a)(b)	81,529

		208,042

	Tobacco - 0.92%
1,624	Philip Morris International, Inc.	78,261

	Transportation Infrastructure - 1.03%
20,968	China Merchants Holdings International Co. Ltd.	67,642
11,698	Cosco Pacific Ltd.	14,846
900	LLX Logistica SA (a)	5,226

		87,714

	Total Common Stocks (Cost $6,873,615)	8,102,742

	SHORT TERM INVESTMENTS - 5.30%
	Money Market Funds - 5.30%
451,326	Federated Prime Obligations Fund Effective Yield, 0.11%	451,326

	Total Short Term Investments (Cost $451,326)	451,326

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 9.63%
	Money Market Fund - 9.63%
819,176	Mount Vernon Prime Portfolio Effective Yield, 0.21%	$819,176

	Total Investments Purchased as Securities Lending Collateral (Cost $819,176)	819,176

	Total Investments (Cost $8,144,117) - 110.15%	9,373,244
	Liabilities in Excess of Other Assets - (10.15)%	-863,998

	TOTAL NET ASSETS - 100.00%	$8,509,246

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Eaton Vance Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	COMMON STOCKS - 95.95%
	Aerospace & Defense - 3.61%
19,219	General Dynamics Corp.	$1,310,159
26,409	United Technologies Corp.	1,833,049

		3,143,208

	Beverages - 1.05%
15,091	PepsiCo, Inc.	917,533

	Biotechnology - 0.72%
10,996	Amgen, Inc. (a)	622,044

	Capital Markets - 2.85%
11,015	Goldman Sachs Group, Inc.	1,859,772
11,812	Northern Trust Corp.	618,949

		2,478,721

	Chemicals - 0.80%
8,595	Air Products & Chemicals, Inc. (b)	696,711

	Commercial Banks - 6.02%
48,310	Fifth Third Bancorp	471,022
32,023	The PNC Financial Services Group, Inc. (b)	1,690,494
43,411	U.S. Bancorp	977,182
77,713	Wells Fargo & Company	2,097,474

		5,236,172

	Commercial Services & Supplies - 1.50%
38,553	Waste Management, Inc.	1,303,477

	Communications Equipment - 1.31%
26,347	Cisco Systems, Inc. (a)	630,747
55,266	Ericsson LM Tel Co. - ADR (b)	507,895

		1,138,642

	Computers & Peripherals - 3.71%
37,842	Hewlett Packard Co.	1,949,241
9,731	International Business Machines Corp. (b)	1,273,788

		3,223,029

	Consumer Finance - 2.20%
21,678	American Express Co. (b)	878,392
27,090	Capital One Financial Corp.	1,038,631

		1,917,023

	Diversified Financial Services - 4.83%
135,133	Bank of America Corporation (b)	2,035,103
51,884	JPMorgan Chase & Co.	2,162,006

		4,197,109

	Diversified Telecommunication Services - 3.93%
63,491	AT&T, Inc.	1,779,653
49,476	Verizon Communications, Inc.	1,639,140

		3,418,793

	Electric Utilities - 2.30%
38,803	American Electric Power Company, Inc.	1,349,957
19,404	Southern Co.	646,541

		1,996,498

	Electrical Equipment - 0.54%
10,939	Emerson Electric Co.	466,001

Number of Shares		Value
	Energy Equipment & Services - 2.35%
38,263	Halliburton Co.	$1,151,334
10,779	Transocean Ltd. (a)	892,501

		2,043,835

	Food & Staples Retailing - 1.02%
16,637	Wal-Mart Stores, Inc.	889,248

	Food Products - 2.60%
13,227	Kellogg Co.	703,676
32,234	Nestle SA - ADR (b)	1,558,514

		2,262,190

	Health Care Equipment & Supplies - 1.18%
55,414	Boston Scientific Corp. (a)	498,726
10,953	Covidien Plc	524,539

		1,023,265

	Health Care Providers & Services - 0.58%
16,618	UnitedHealth Group, Inc.	506,517

	Hotels, Restaurants & Leisure - 2.97%
17,553	Carnival Corp. (a)	556,255
32,505	McDonald's Corp.	2,029,612

		2,585,867

	Industrial Conglomerates - 2.06%
80,288	General Electric Co.	1,214,757
16,114	Tyco International Ltd.	574,948

		1,789,705

	Insurance - 4.94%
11,342	ACE Ltd.	571,637
24,139	Lincoln National Corp.	600,578
29,675	Metlife, Inc.	1,049,011
33,313	Prudential Financial, Inc.	1,657,655
8,416	The Travelers Companies, Inc.	419,622

		4,298,503

	IT Services - 1.23%
4,172	MasterCard Inc. (b)	1,067,948

	Life Sciences Tools & Services - 0.52%
9,421	Thermo Fisher Scientific, Inc. (a)	449,287

	Machinery - 1.90%
11,220	Caterpillar Inc.	639,428
9,549	Deere & Co. (b)	516,505
13,677	PACCAR, Inc.	496,065

		1,651,998

	Media - 0.64%
17,293	The Walt Disney Co. (b)	557,699

	Metals & Mining - 3.68%
13,655	BHP Billiton Ltd. - ADR	1,045,700
15,657	Freeport-McMoRan Copper & Gold Inc. (a)	1,257,100
16,343	United States Steel Corp. (b)	900,826

		3,203,626

	Multiline Retail - 1.04%
18,648	Target Corp.	902,004

See notes to financial statements.

Genworth Eaton Vance Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	COMMON STOCKS (Continued)
	Multi-Utilities - 1.73%
19,219	PG&E Corporation (b)	$858,128
19,524	Public Service Enterprise Group, Inc.	649,173

		1,507,301

	Oil & Gas - 16.74%
31,310	Anadarko Petroleum Corp.	1,954,370
20,095	Apache Corp.	2,073,201
27,935	Chevron Corp.	2,150,716
28,759	Exxon Mobil Corp.	1,961,076
31,141	Hess Corp.	1,884,031
26,821	Occidental Petroleum Corp.	2,181,888
13,236	Peabody Energy Corp.	598,400
20,134	Total SA - ADR	1,289,381
10,144	XTO Energy, Inc.	472,000

		14,565,063

	Pharmaceuticals - 5.96%
24,483	Abbott Laboratories	1,321,837
27,688	Bristol Myers Squibb Co. (b)	699,122
35,261	Merck & Co., Inc. (a)	1,288,437
102,840	Pfizer, Inc.	1,870,660

		5,180,056

	Road & Rail - 1.19%
16,263	Union Pacific Corp.	1,039,206

	Semiconductor & Semiconductor Equipment - 1.46%
40,479	Applied Materials, Inc.	564,277
34,550	Intel Corp.	704,820

		1,269,097

	Software - 1.69%
32,474	Microsoft Corp.	990,132
19,636	Oracle Corp.	481,868

		1,472,000

	Specialty Retail - 3.85%
41,319	Best Buy Co., Inc. (b)	1,630,448
44,329	Staples, Inc.	1,090,050
17,184	The TJX Companies, Inc.	628,075

		3,348,573

	Textiles, Apparel & Luxury Goods - 1.25%
16,497	NIKE, Inc.	1,089,957

	Total Common Stocks (Cost $67,045,260)	83,457,906

	REAL ESTATE INVESTMENT TRUSTS - 2.37%
	Real Estate Investment Trusts - 2.37%
9,595	AvalonBay Communities, Inc. (b)	787,846
7,172	Boston Properties, Inc.	481,026
11,329	Vornado Realty Trust	792,350

	Total Real Estate Investment Trusts (Cost $1,436,744)	2,061,222

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.70%
	Money Market Funds - 1.70%
1,475,396	Federated Prime Obligations Fund Effective Yield, 0.11%	$1,475,396

	Total Short Term Investments (Cost $1,475,396)	1,475,396

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 13.78%
	Money Market Fund - 13.78%
11,990,057	Mount Vernon Prime Portfolio Effective Yield, 0.21%	11,990,057

	Total Investments Purchased as Securities Lending Collateral (Cost $11,990,057)	11,990,057

	Total Investments (Cost $81,947,457) -113.80%	98,984,581
	Liabilities in Excess of Other Assets - (13.80)%	-12,002,619

	TOTAL NET ASSETS - 100.00%	$86,981,962

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

See notes to financial statements.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	COMMON STOCKS - 96.75%
	Aerospace & Defense - 3.48%
41,250	L-3 Communications Holdings, Inc.	$3,586,687

	Biotechnology - 17.03%
16,240	Alkermes, Inc. (a)	152,818
89,650	Amgen, Inc. (a)	5,071,500
104,910	Biogen Idec, Inc. (a)	5,612,685
106,500	Genzyme Corp. (a)	5,219,565
14,620	ISIS Pharmaceuticals, Inc. (a)	162,282
31,350	Vertex Pharmaceuticals, Inc. (a)	1,343,348

		17,562,198

	Capital Markets - 0.50%
22,630	Cohen & Steers, Inc. (b)	516,869

	Communications Equipment - 0.59%
7,270	Arris Group, Inc. (a)	83,096
40,650	Nokia Corp. - ADR (b)	522,353

		605,449

	Computers & Peripherals - 3.68%
76,690	Sandisk Corp. (a)(b)	2,223,243
86,560	Seagate Technology	1,574,527

		3,797,770

	Construction & Engineering - 0.69%
15,730	Fluor Corp.	708,479

	Diversified Financial Services - 0.28%
19,384	Bank of America Corporation (b)	291,923

	Electronic Equipment & Instruments - 1.71%
4,920	Dolby Laboratories, Inc. (a)	234,832
62,200	Tyco Electronics Ltd.	1,527,010

		1,761,842

	Energy Equipment & Services - 10.21%
20,650	Core Laboratories N.V. (b)	2,439,178
40,450	National-Oilwell Varco, Inc. (a)	1,783,441
352,300	Weatherford International Ltd. (a)	6,309,693

		10,532,312

	Health Care Equipment & Supplies - 2.84%
61,110	Covidien Plc	2,926,558

	Health Care Providers & Services - 6.65%
225,010	UnitedHealth Group, Inc.	6,858,305

	Industrial Conglomerates - 2.57%
74,230	Tyco International Ltd.	2,648,526

	Machinery - 1.70%
48,490	Pall Corp.	1,755,338

	Media - 17.87%
425	Ascent Media Corp. (a)(b)	10,850
182,460	Cablevision Systems Corp.	4,711,117
12,090	CBS Corp.	169,865
31,800	Comcast Corp.	536,148
288,730	Comcast Corp. - Series C	4,622,567
66,451	DIRECTV (a)	2,216,141
12,890	Discovery Communications, Inc. - Series C (a)	341,843
12,890	Discovery Communications, Inc. (a)	395,336
11,920	Liberty Global, Inc. - Series C (a)	260,452
11,810	Liberty Global, Inc. (a)	258,757
13,340	Liberty Media Corporation - Capital (a)	318,559

Number of Shares		Value
	Media (Continued)
96,560	Liberty Media Corporation - Interactive (a)	$1,046,710
6,644	Liberty Media Corporation - Starz (a)	306,621
13,250	Viacom, Inc. (a)	393,923
78,590	The Walt Disney Co. (b)	2,534,528
20,340	World Wrestling Entertainment, Inc.	311,812

		18,435,229

	Metals & Mining - 1.84%
15,220	Freeport-McMoRan Copper & Gold Inc. (a)	1,222,014
14,590	Nucor Corp.	680,623

		1,902,637

	Oil & Gas - 9.05%
149,485	Anadarko Petroleum Corp.	9,330,854

	Pharmaceuticals - 7.59%
6,060	Anesiva, Inc. (a)(b)	986
166,830	Forest Laboratories, Inc. (a)	5,356,911
3,240	Johnson & Johnson	208,689
11,090	Teva Pharmaceutical Industries Ltd. - ADR	623,036
51,490	Valeant Pharmaceuticals International (a)(b)	1,636,867

		7,826,489

	Semiconductor & Semiconductor Equipment - 4.86%
82,290	Broadcom Corp. (a)	2,588,020
19,750	Cree, Inc. (a)(b)	1,113,307
6,060	DSP Group, Inc. (a)	34,118
49,900	Intel Corp.	1,017,960
11,260	Standard Microsystems Corp. (a)	233,983
2,430	Teradyne, Inc. (a)(b)	26,074

		5,013,462

	Software - 1.55%
15,340	Advent Software, Inc. (a)(b)	624,798
25,830	Autodesk, Inc. (a)	656,340
10,360	Microsoft Corp.	315,877

		1,597,015

	Specialty Retail - 0.17%
27,870	Charming Shoppes, Inc. (a)(b)	180,319

	Thrifts & Mortgage Finance - 1.89%
68,550	Astoria Financial Corp.	852,076
75,460	New York Community Bancorp, Inc. (b)	1,094,925

		1,947,001

	Total Common Stocks (Cost $69,782,352)	99,785,262

	INVESTMENT COMPANIES - 0.75%
	Investment Companies - 0.75%
16,900	Powershares QQQ Trust (b)	776,048

	Total Investment Companies (Cost $490,424)	776,048

See notes to financial statements.

Genworth Legg Mason ClearBridge Aggressive Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	RIGHTS - 0.00%
	Pharmaceuticals - 0.00%
1,419	Anesiva, Inc. (a)(c)	$1,419

	Total Rights (Cost $1,419)	1,419

	SHORT TERM INVESTMENTS - 2.64%
	Money Market Funds - 2.64%
2,723,227	Federated Prime Obligations Fund Effective Yield, 0.11%	2,723,227

	Total Short Term Investments (Cost $2,723,227)	2,723,227

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 10.89%
	Money Market Fund - 10.89%
11,229,268	Mount Vernon Prime Portfolio Effective Yield, 0.21%	11,229,268

	Total Investments Purchased as Securities Lending Collateral (Cost $11,229,268)	11,229,268

	Total Investments (Cost $84,226,690) - 111.03%	114,515,224
	Liabilities in Excess of Other Assets - (11.03)%	-11,375,288

	TOTAL NET ASSETS - 100.00%	$103,139,936

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.
(c)	As of December 31, 2009, the Adviser has fair valued this security and deemed it illiquid. The value of this security was $1,419, which represents 0.00% of total net assets.

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Principal Amount		Value
	ASSET BACKED SECURITIES - 1.44%
$149,661	Ford Credit Auto Owner Trust Series 2008-C, 1.133%, 01/15/2011 (a)	$149,745
	SLM Student Loan Trust
1,000,000	Pool #2007-2, 0.282%, 07/25/2017 (a)	990,338
649,312	Series 2008-9, 1.782%, 04/25/2023 (a)	675,785
108,832	South Carolina Student Loan Corp. Series 2008-1, 3.207%, 09/02/2014 (a)	108,699

	Total Asset Backed Securities (Cost $1,825,744)	1,924,567

	COLLATERALIZED MORTGAGE OBLIGATIONS - 7.24%
1,204,826	American Home Mortgage Investment Trust Series 2004-4, 2.231%, 02/25/2045 (a)	958,205
	Bank of America Mortgage Securities
704,016	Series 2004-A, 5.364%, 02/25/2034 (a)	578,219
893,353	Series 2005-E, 5.325%, 06/25/2035 (a)	773,889
	Countrywide Alternative Loan Trust
476,942	Series 2006-OC9, 0.306%, 12/25/2036 (a)	447,346
345,639	Series 2007-7T2, 6.000%, 04/25/2037	233,730
1,629,861	Countrywide Home Loans Series 2005-HYB9, 5.250%, 02/20/2036 (a)	817,299
1,498,964	Deutsche ALT-A Securities Inc. Series 2005-1, 0.744%, 02/25/2035 (a)	1,115,073
2,091,069	First Horizon Alternative Mortgage Securities Series FLT, 3.128%, 08/25/2034 (a)	1,636,396
678,583	IXIS Real Estate Capital Trust A-3, 0.576%, 02/25/2036 (a)	589,289
1,269,521	JP Morgan Mortgage Acqusition Corp. 2006-FRE1, 0.421%, 05/25/2035 (a)	1,110,322
280,904	Morgan Stanley Mortgage Loan Trust Series 2006-8AR, 5.361%, 06/25/2036 (a)	258,332
1,173,350	Nomura Asset Acceptance Corp.
	Series 2005-AR5, 5.050%, 10/25/2035 (a)	711,897
433,941	Structured Asset Mortgage Corp. Series 2006-AR3, 0.441%, 04/25/2036 (a)	249,091
297,124	Washington Mutual Series 2006-AR14, 5.607%, 11/25/2036 (a)	218,959

	Total Collateralized Mortgage Obligations (Cost $8,567,832)	9,698,047

Principal Amount		Value
	CORPORATE BONDS - 34.92%
	Airlines - 0.31%
$400,000	United Airlines, Inc. 10.400%, 11/01/2016	$421,500

	Banks - 8.07%
500,000	Bank of America Corp. 5.250%, 08/10/2035	553,205
160,000	Barclays Bank Plc 10.180%, 06/12/2021 (a)(b)	206,886
100,000	Citigroup, Inc. 4.750%, 02/10/2019 (Callable at $100.00 on 2/10/2014) (a)	125,256
3,300,000	Dexia Credit Local SA 0.939%, 09/23/2011 (a)(b)	3,329,598
500,000	Lloyds TSB Group plc 12.000%, 12/16/2049 (Callable at $100.00 on 12/16/2024) (Acquired 12/15/2009, Cost $500,000) (a)(c)	492,273
	The Royal Bank of Scotland Group Plc
1,900,000	1.450%, 10/20/2011 (b)	1,896,580
2,000,000	1.500%, 03/30/2012 (b)	1,966,931
2,000,000	2.625%, 05/11/2012 (b)	2,029,786
200,000	8.162%, 10/05/2012 (credit linked to Argon Capital PLC) (Acquired 04/08/2009, Cost $85,031) (a)(c)(e)	159,904
100,000	7.640%, 03/31/2049 (Callable at $100.00 on 9/27/2017) (a)	54,064

		10,814,483

	Capital Markets - 1.50%
900,000	Goldman Sachs Group, Inc. 6.250%, 09/01/2017	966,647
500,000	Merrill Lynch & Co. 1.264%, 09/14/2018 (a)	578,084
500,000	Morgan Stanley 0.734%, 10/18/2016 (a)	463,913

		2,008,644

	Commercial Banks - 0.69%
900,000	ING Bank N.V. 2.625%, 02/09/2012 (b)	920,182

	Diversified Financial Services - 8.31%
397,964	Chrysler Financial Co. Term B 4.240%, 08/03/2012 (a)	389,010
	CIT Group, Inc.
28,017	7.000%, 05/01/2013 (Callable at $103.50 on 2/26/2010)	26,336
142,026	7.000%, 05/01/2014 (Callable at $103.50 on 2/26/2010)	132,262
342,026	7.000%, 05/01/2015 (Callable at $103.50 on 2/26/2010)	307,823
70,043	7.000%, 05/01/2016 (Callable at $103.50 on 2/26/2010)	61,988
98,061	7.000%, 05/01/2017 (Callable at $103.50 on 2/26/2010)	85,558
700,000	Citigroup, Inc. 6.125%, 11/21/2017	706,675
1,000,000	FBG Finance Ltd. 5.125%, 06/15/2015 (b)	1,036,285
8,200,000	Glencore Funding LLC 6.000%, 04/15/2014 (b)	8,397,071

		11,143,008

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Principal Amount		Value
	CORPORATE BONDS (Continued)
	Diversified Telecommunication Services - 0.92%
$1,200,000	Verizon Wireless Cap LLC 3.750%, 05/20/2011	$1,237,814

	Electric Utilities - 2.26%
2,700,000	Progress Energy, Inc. 7.050%, 03/15/2019	3,025,817

	Financial Services - 2.69%
3,000,000	LeasePlan Corporation N.V. 3.000%, 05/07/2012 (b)	3,073,488
700,000	SLM Corp 0.582%, 01/27/2014 (a)	540,516

		3,614,004

	Insurance - 1.30%
	American International Group, Inc.
200,000	5.600%, 10/18/2016	165,730
1,200,000	8.175%, 05/15/2068 (Callable at $100.00 on 5/15/2038)	801,000
800,000	Hartford Financial Services Group, Inc. 6.000%, 01/15/2019	780,357

		1,747,087

	Specialty Retail - 2.48%
3,000,000	AutoZone, Inc. 7.125%, 08/01/2018	3,326,166

	Tobacco - 6.39%
	Altria Group, Inc.
1,000,000	9.700%, 11/10/2018	1,238,098
6,000,000	9.250%, 08/06/2019	7,323,960

		8,562,058

	Total Corporate Bonds (Cost $38,293,046)	46,820,763

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 3.47%
	Federal Home Administration
952,703	7.430%, 03/01/2021 (a)	861,624
918,067	7.430%, 02/01/2024 (a)	885,870
600,934	Federal Home Loan Mortgage Corp. Series T-059, 6.500%, 10/25/2043	651,449
	Federal National Mortgage Association
402,966	Pool #822101, 4.997%, 05/01/2035 (a)	417,291
386,484	Pool #834558, 5.053%, 09/01/2035 (a)	407,210
61,338	Pool #844000, 3.147%, 11/01/2035 (a)	62,290
362,472	Pool #866888, 4.887%, 01/01/2036 (a)	373,811
727,086	Series 2007-73, 0.296%, 07/25/2037 (a)	584,187
413,898	Pool #AC7753, 4.500%, 12/01/2039	413,683

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $4,694,298)	4,657,415

	REPURCHASE AGREEMENTS - 0.74%
	Barclays Repurchase Agreement
815,000	0.340%, 11/06/2011 (Collateralized by Allegheny Energy Supply, value $281,723, 8.25%, 4/15/2012 and Tyco International Group, value $183,665, 6.38%, 10/15/2011 and Time Warner Entertainment, value $395,521, 10.15%, 5/1/2012) (c)	815,000
180,000	0.340%, 12/29/2011 (Collateralized by Western Oil Sands Inc., value $190,663, 8.38%, 5/01/2012) (c)	180,000

	Total Repurchase Agreements (Cost $995,000)	995,000

Principal Amount		Value
	U.S. GOVERNMENT AGENCY ISSUES - 0.08%
$93,741	Small Business Administration Participant Series 2008-20I, 5.600%, 09/01/2028	$100,048

	Total U.S. Government Agency Issues (Cost $93,741)	100,048

	U.S. TREASURY OBLIGATIONS - 0.22%
	U.S. Treasury Note - 0.22%
296,000	1.000%, 09/30/2011 (d)	296,012

	Total U.S. Treasury Obligations (Cost $296,599)	296,012

Notional Amount
	PURCHASED OPTIONS - 0.02%
	Options on Currency Contracts - 0.02%
	Call Options
$1,400,000	U.S. Dollar - Japanese Yen (c) Expiration: March, 2010, Exercise Price: $105.00	3,307
5,400,000	U.S. Dollar - Japanese Yen (c) Expiration: March, 2010, Exercise Price: $105.00	12,755
2,900,000	U.S. Dollar - Japanese Yen (c) Expiration: June, 2010, Exercise Price: $107.85	11,539
	Put Options
800,000	U.S. Dollar - Japanese Yen (c) Expiration: March, 2010, Exercise Price: $80.00	1,503

	Total Purchased Options (Cost $182,538)	29,104

Principal Amount
	SHORT TERM INVESTMENTS - 50.67%
	Commercial Paper - 27.22%
	Federal Home Loan Bank Discount Note
$6,100,000	Effective Yield, 0.086%, 01/04/2010	6,099,942
1,000,000	Effective Yield, 0.017%, 01/06/2010	999,997
8,600,000	Effective Yield, 0.017%, 01/08/2010	8,599,919
1,000,000	Effective Yield, 0.028%, 01/15/2010	999,988
2,700,000	Effective Yield, 0.048%, 01/22/2010	2,699,921
6,300,000	Effective Yield, 0.083%, 01/27/2010	6,299,609
2,900,000	Effective Yield, 0.097%, 01/29/2010	2,899,774
2,000,000	Effective Yield, 0.078%, 02/17/2010	1,999,791
200,000	Effective Yield, 0.054%, 02/24/2010	199,984
	Federal Home Loan Mortgage Corp. Discount Note
600,000	Effective Yield, 0.064%, 02/19/2010	599,947
2,500,000	Effective Yield, 0.071%, 01/04/2010	2,499,980
2,600,000	Federal National Mortgage Association Discount Note Effective Yield, 0.076%, 01/19/2010	2,599,896

		36,498,748

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Principal Amount		Value
	Repurchase Agreements - 16.86%
$13,600,000	U.S. Agency Repurchase Agreement, 0.00%, 1/4/2010, (Collateralized by Federal Home Loan Bank, value $13,636,448, 0.80%, 4/30/2010)	$13,600,000
9,000,000	U.S. Treasury Repurchase Agreement, 0.00%, 1/4/2010, (Collateralized by Cash Management Bill, value $9,209,995, 0.35%, 6/10/2010)	9,000,000

		22,600,000

Number of Shares
	Money Market Funds - 1.49%
2,002,016	Federated Prime Obligations Fund Effective Yield, 0.11%	2,002,016

Principal Amount		Value
	U.S. Treasury Obligations - 5.10%
	U.S. Treasury Bill
$598,000	Effective Yield, 0.009%, 03/04/2010 (d)	$597,966
2,000,000	Effective Yield, 0.024%, 03/18/2010	1,999,838
10,000	Effective Yield, 0.027%, 03/25/2010 (d)	9,999
3,665,000	Effective Yield, 0.039%, 04/01/2010 (d)	3,664,557
560,000	Effective Yield, 0.027%, 04/08/2010 (d)	559,897

		6,832,257

	Total Short Term Investments (Cost $67,931,548)	67,933,021

	Total Investments (Cost $122,880,346) - 98.80%	132,453,977
	Other Assets in Excess of Liabilities - 1.20%	1,612,200

	TOTAL NET ASSETS - 100.00%	134,066,177

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security. The rate shown is the rate in effect on December 31, 2009.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines. The value of these securities total $22,856,807, which represents 17.05% of total net assets.
(c)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund's liquidity guidelines. The value of these securities total $1,676,281, which represents 1.25% of total net assets.
(d)	Partially assigned as collateral for certain future and options contracts.
(e)	Credit linked note. Investment performance is wholly or partially derived from an underlying source.

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2009

Description	Principal Amount	Proceeds Received	Value
Federal National Mortgage Association, 4.50%, 07/01/2039	$413,931	$415,613	$413,715

SCHEDULE OF FORWARD SALE COMMITMENTS

Description	Principal Amount	Settlement Date	Proceeds Received	Value
Federal National Mortgage Association, 5.00%, 1/01/2034	$5,000,000	1/13/2010	$5,208,008	$5,131,250
Federal National Mortgage Association, 5.50%, 1/01/2038	$2,000,000	1/13/2010	$2,116,875	$2,093,750
Federal National Mortgage Association, 5.50%, 2/15/2040	$5,000,000	2/11/2010	$5,242,188	$5,217,190

	$12,000,000		$12,567,071	$12,442,190

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

Forward Expiration Date	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation (Depreciation)
01/26/2010	U.S. Dollars	50,000	European Monetary Unit	71,781	105
03/17/2010	U.S. Dollars	560,000	European Monetary Unit	813,431	10,738
01/13/2010	U.S. Dollars	478,000	British Pound	794,977	22,968
01/14/2010	U.S. Dollars	581,301	Japanese Yen	51,602,000	27,204
02/02/2010	Brazilian Real	582,600	U.S. Dollars	302,728	29,506
01/15/2011	Chinese Yuan	14,550,200	U.S. Dollars	2,200,000	(12,987)
01/14/2010	Japanese Yen	146,407,000	U.S. Dollars	1,660,152	(88,049)

					$(10,515)

SCHEDULE OF OPEN FUTURES CONTRACTS

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Euro-Bobl Future	3	346,980	Mar-10	$(4,215)
Euro-Bund Future	15	1,817,850	Mar-10	(42,877)
90 Day Sterling Future	21	2,571,975	Dec-10	(7,632)
S&P 500 Index Mini Futures	728	40,429,480	Mar-10	430,228
S&P 500 Index Futures	206	57,201,050	Mar-10	250,195

				$625,699

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF OPTIONS WRITTEN

December 31, 2009

Notional Amount		Value
	OPTIONS ON CURRENCY CONTRACTS
	Call Options
$300,000	U.S. Dollar-Korean Won * Expiration: September, 2010, Exercise Price: $1,500.00	$2,385
600,000	U.S. Dollar-Korean Won * Expiration: September, 2010, Exercise Price: $1,500.00	4,644

		7,029

	Put Options
1,400,000	U.S. Dollar-Japanese Yen * Expiration: March, 2010, Exercise Price: $80.00	1,547
1,100,000	U.S. Dollar-Japanese Yen * Expiration: March, 2010, Exercise Price: $80.00	1,215

		2,762

Contracts
	OPTIONS ON FUTURES CONTRACTS
	Call Options
5	S&P 500 Futures Expiration: January, 2010, Exercise Price: $1,140.00	$5,500
44	U.S.Treasury 10 Year Note Future Expiration: February, 2010, Exercise Price: $119.00	5,500

		11,000

	Put Options
5	S&P 500 Futures Expiration: January, 2010, Exercise Price: $1,050.00	4,188
9	U.S.Treasury 10 Year Note Future Expiration: February, 2010, Exercise Price: $116.00	12,938

		17,126

Notional Amount		Value
	INTEREST RATE SWAPTIONS
	Call Options
$1,100,000	7-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: April 19, 2010, Exercise Rate: 2.750%	$1,077
1,000,000	7-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: April 19, 2010, Exercise Rate: 2.750%	979

		2,056

	Put Options
800,000	7-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: April 19, 2010, Exercise Rate: 4.000%	8,961
4,800,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: April 19, 2010, Exercise Rate: 4.250%	92,040
4,700,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: April 19, 2010, Exercise Rate: 5.000%	22,837
3,800,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: April 19, 2010, Exercise Rate: 5.000%	18,464
3,900,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: April 19, 2010, Exercise Rate: 5.000%	18,950
1,100,000	10-Year Interest Rate Swap, 3-Month USD-LIBOR, Pay Floating Rate, Expiration: October 31, 2010, Exercise Rate: 6.000%	6,248

		167,500

	Total Options Written (Premiums received $369,782)	$207,473

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

SCHEDULE OF INTEREST RATE SWAPS

December 31, 2009

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation (Depreciation)
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Bank of America	$2,400,000	$(171,322)	$(288,523)	$117,201
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Barclays Bank	2,900,000	(207,014)	(484,156)	277,142
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	BNP Paribas	1,100,000	(78,522)	(168,601)	90,079
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Goldman Sachs	1,000,000	(71,384)	(127,256)	55,872
Receive	3-Month-USD-LIBOR	5.000%	12/17/2028	Morgan Stanley	1,400,000	(99,938)	(200,344)	100,406
Pay	3-Month-CAD-BA-CDOR	5.000%	12/19/2028	Royal Bank of Scotland	700,000	(27,025)	(6,134)	(20,891)
Pay	3-Month-CAD-BA-CDOR	5.800%	12/19/2023	JPMorgan Chase	2,300,000	(8,993)	(1,928)	(7,065)
Pay	3-Month-CAD-BA-CDOR	5.800%	12/19/2023	Royal Bank of Scotland	3,200,000	(12,512)	(30,394)	17,882
Pay	6-Month-GBP-LIBOR	3.000%	9/15/2011	Goldman Sachs	200,000	2,009	275	1,734
Pay	6-Month-GBP-LIBOR	3.500%	12/17/2013	Barclays Bank	800,000	20,357	(858)	21,215
Pay	6-Month-GBP-LIBOR	3.500%	12/17/2013	Goldman Sachs	400,000	10,178	109	10,069
Pay	6-Month-GBP-LIBOR	3.500%	12/17/2013	Morgan Stanley	100,000	2,545	140	2,405
Receive	30-Day USD-CMM Rate *	4.500%	1/26/2010	Goldman Sachs	44,000,000	30,882	(47,189)	78,071

						$(610,739)	$(1,354,859)	$744,120

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — BUY PROTECTION(1)

Reference Obligation	Implied Credit Spread at December 31, 2009(3)	Fixed (Pay) Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation (Depreciation)
Altria Group, Inc., 9.250%, 08/06/2019	1.74%	(1.420%)	3/20/2019	Goldman Sachs	$3,000,000	$71,554	—	$71,554
Altria Group, Inc., 7.000%, 11/04/2013	1.74%	(1.450%)	3/20/2019	Royal Bank of Scotland	3,000,000	64,240	—	64,240
Altria Group, Inc., 9.700%, 11/10/2018	1.71%	(1.520%)	12/20/2018	Goldman Sachs	1,000,000	13,596	—	13,596
American International Group, Inc., 6.250%, 05/01/2036 *	5.78%	(4.300%)	3/20/2019	Goldman Sachs	200,000	17,412	—	17,412
Autozone, Inc., 7.125%, 08/01/2018	0.66%	(1.320%)	9/20/2018	Deutsche Bank	3,000,000	(148,193)	—	(148,193)
Citigroup, Inc., 6.500%, 01/18/2011 *	1.71%	(1.000%)	9/20/2019	Deutsche Bank	100,000	5,363	$6,355	(992)
Fosters Financial Corp., 4.875%, 10/01/2014	0.53%	(1.600%)	6/20/2015	Barclays Bank	1,000,000	(54,512)	—	(54,512)
Glencore Funding LLC, 6.000%, 04/15/2014	1.38%	(5.000%)	6/20/2014	Barclays Bank	5,700,000	(861,491)	1,539,000	(2,400,491)
Goldman Sachs Group, Inc., 5.625%, 01/15/2017 *	2.12%	(1.000%)	6/20/2014	Deutsche Bank	400,000	18,266	49,252	(30,986)
Hartford Financial Services Group, 6.000%, 01/15/2019	1.78%	(5.000%)	3/20/2019	Deutsche Bank	500,000	(116,484)	35,000	(151,484)
JP Morgan Chase & Co., 6.750%, 02/01/2011	0.71%	(1.000%)	9/20/2013	Goldman Sachs	200,000	(2,107)	(114)	(1,993)
Progress Energy, Inc., 7.050%, 03/15/2019 *	0.78%	(0.660%)	3/20/2019	Barclays Bank	2,700,000	25,659	—	25,659
Wells Fargo & Co., 5.000%, 11/15/2014	1.31%	(2.400%)	3/20/2014	Deutsche Bank	100,000	(4,321)	—	(4,321)

						$(971,018)	$1,629,493	$(2,600,511)

See notes to financial statements.

Genworth PIMCO StocksPLUS Fund

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, AND U.S. MUNICIPAL ISSUES — SELL PROTECTION(2)

December 31, 2009

Reference Obligation	Implied Credit Spread at December 31, 2009(3)	Fixed Receive Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation (Depreciation)
China (Peoples Republic of), 4.750%, 10/29/2013 *	0.72%	0.820%	12/20/2014	JP Morgan Chase	$900,000	$4,277	—	$4,277
China (Peoples Republic of), 4.750%, 10/29/2013 *	0.72%	0.850%	12/20/2014	Barclays	400,000	2,461	—	2,461
SLM Corp., 5.125%, 08/27/2012	5.32%	5.000%	3/20/2014	Deutsche Bank	100,000	(1,104)	$(10,750)	9,646

						$5,634	$(10,750)	$16,384

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid / (Received)	Unrealized Appreciation (Depreciation)
CDX.IG-9 10-Year Index	(0.800%)	12/20/2017	Deutsche Bank	$2,147,200	$65,336	$149,365	$(84,029)
CDX.IG-10 10-Year Index	(1.500%)	6/20/2018	Bank of America	2,928,000	(48,041)	5,118	(53,159)
CDX.IG-11 10-Year Index	(1.400%)	12/20/2018	Deutsche Bank	1,000,000	(13,437)	38,097	(51,534)

					$3,858	$192,580	$(188,722)

SCHEDULE OF TOTAL RETURN SWAPS

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate(5)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation (Depreciation)
Receive	S&P 500 Index *	19,081	3-Month USD LIBOR plus 0.070%	$34,440,461	3/15/2010	Merrill Lynch	$620,858

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity or obligation.

4)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

5)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

*	Investments are treated illiquid according to the Fund's liquidity guidelines.

See notes to financial statements.

Genworth Putnam International Capital Opportunities Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	COMMON STOCKS - 92.75%
	Australia - 5.42%
19,188	Alesco Corp. Ltd.	$81,340
27,619	Aquarius Platinum, Ltd. (a)	181,537
156,160	Beach Petroleum, Ltd.	128,474
62,643	BlueScope Steel, Ltd.	172,605
20,898	Corporate Express Australia, Ltd.	73,927
7,837	Crane Group, Ltd.	66,303
9,660	Flight Centre, Ltd.	158,861
43,071	Iluka Resources, Ltd. (a)	137,681
59,547	Incitec Pivot, Ltd.	188,354
210,738	ING Industrial Fund	90,195
10,860	James Hardie Industries NV (a)	82,604
177,096	Pacific Brands, Ltd.	178,641
95,614	Sigma Pharmaceutical, Ltd.	84,791
6,699	Sims Group, Ltd.	131,257
975,643	Valad Property Group (a)	104,020
62,515	Wotif.com Holdings, Ltd.	388,886

		2,249,476

	Austria - 1.04%
4,824	Andritz AG	278,109
6,140	CA Immobilien Anlagen AG (a)	69,383
4,473	EVN AG	84,434

		431,926

	Belgium - 0.96%
5,112	Euronav NV	111,740
401	Gimv NV	20,956
2,571	Omega Pharma NV	128,680
3,298	UCB SA	137,657

		399,033

	Bermuda - 1.53%
7,115	Aspen Insurance Holdings, Ltd.	181,077
2,003	Axis Capital Holdings, Ltd.	56,905
32,847	Hiscox Ltd.	167,382
7,744	Ship Finance International, Ltd. (b)	105,551
1,188,000	SRE Group Limited (a)	125,739

		636,654

	Canada - 5.21%
1,200	ATCO, Ltd. - Class I	52,975
11,277	Biovail Corp. (a)	158,289
30,356	Canaccord Capital, Inc. (a)	300,991
2,855	Dorel Industries Inc. - Class B (a)	88,829
10,925	Ensign Energy Services Inc.	156,691
9,538	Forzani Group, Ltd. (a)	129,502
3,300	Industrial Alliance Insurance and Financial Services Inc. (a)	101,601
3,545	Inmet Mining Corp.	216,188
2,324	Leons Furniture, Ltd. (a)	23,332
44,800	Lundin Mining Corp. (a)	184,195
11,246	Methanex Corp. (a)	220,759
13,200	Pason Systems, Inc. (a)	147,038
20,100	Precision Drilling Trust (a)	147,024
25,100	Sherritt International Corp. (a)	157,677
1,277	Sino-Forest Corp. (a)	23,663
251	Yamana Gold, Inc. (a)	2,880
2,694	Zargon Energy Trust (a)	49,586

		2,161,220

Number of Shares		Value
	Cayman Islands - 0.37%
1,700	Herbalife, Ltd.	$68,969
1,600	Shanda Interactive Entertainment Ltd. - ADR (a)	84,176

		153,145

	China - 0.52%
3,200	Perfect World Co., Ltd. - ADR (a)	126,208
1,600	Sohu.com, Inc. (a)	91,648

		217,856

	Denmark - 1.60%
7,854	Dampskibsselskabet Torm A/S	76,542
4,787	East Asiatic Co., Ltd. A/S	167,016
22,400	GN Store Nord A/S (a)	119,146
5,843	H.Lundbeck A/S	105,567
7,641	Sydbank A/S (a)	194,589

		662,860

	Finland - 0.78%
8,192	Cramo Oyj	140,194
6,071	Poyry Oyj	97,086
3,781	Rautaruukki Oyj	87,460

		324,740

	France - 5.16%
4,326	Air France-KLM (a)	67,889
9,227	Beneteau SA	141,105
3,430	Cap Gemini SA	156,477
609	CNP Assurances	58,973
4,546	Dassault Systemes SA	258,871
34,352	Havas	137,313
3,608	IMS International Metal Service SA (a)	49,692
7,377	Metropole Television SA	188,809
834	Nexans SA	66,248
2,989	Nexity SA	108,622
7,817	Publicis Groupe SA	317,840
11,800	Rexel SA (a)	171,514
3,148	SEB SA	178,581
7,353	Teleperformance SA	238,581

		2,140,515

	Germany - 4.99%
4,533	Carl Zeiss Meditec AG	80,912
5,451	Celesio AG	138,021
6,842	Deutsche Lufthansa AG	115,532
5,098	ElringKlinger AG	117,443
18,101	Gildemeister AG	291,944
4,927	HeidelbergCement AG (c)	340,858
2,000	Krones AG	101,594
2,394	MTU Aero Engines Holdings AG	130,292
5,243	Norddeutsche Affinerie AG	226,242
470	Puma AG	156,459
1,862	Rheinmetall AG	118,216
2,637	STADA Arzneimittel AG	91,094
2,358	Wincor Nixdorf AG	161,497

		2,070,104

	Greece - 0.67%
11,310	Mytilineos Holdings SA	80,489
4,465	Public Power Corp. SA (a)	82,808
3,921	Titan Cement Co. SA	113,726

		277,023

See notes to financial statements.

Genworth Putnam International Capital Opportunities Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	COMMON STOCKS (Continued)
	Guernsey - 0.47%
6,774	Amdocs, Ltd. (a)	$193,262

	Hong Kong - 2.65%
27,600	Dah Sing Financial Holdings, Ltd.	152,084
170,000	Hopson Development Holdings, Ltd. (c)	243,351
20,000	Industrial & Commercial Bank of China, Ltd.	43,320
32,000	Kingboard Chemical Holdings, Ltd.	126,077
206,000	Sinofert Holdings, Ltd.	114,272
238,000	TPV Technology, Ltd.	145,733
12,000	VTech Holdings, Ltd.	114,454
17,000	Wing Hang Bank, Ltd.	158,209

		1,097,500

	Indonesia - 0.14%
221,000	Medco Energi International	57,428

	Ireland (Republic of) - 1.88%
25,425	Dragon Oil plc (a)	158,682
34,155	Kingspan Group plc (a)	293,445
7,345	Paddy Power plc	259,599
22,840	United Drug plc	69,920

		781,646

	Italy - 3.43%
60,339	A2A SpA	126,592
6,494	Buzzi Unicem SpA	104,481
9,312	Danieli & Co. SpA	231,313
4,787	Fondiaria-SAI SpA	76,101
115,500	GEMINA SpA (a)	94,291
50,270	HERA SpA	116,469
58,157	Iride SpA	110,781
40,119	Milano Assicurazioni SpA	117,335
19,477	Arnoldo Mondadori Editore SpA (a)	86,390
34,758	Recordati SpA	257,981
31,612	Saras SpA	99,260

		1,420,994

	Japan - 19.55%
17,200	ADEKA Corp.	151,897
5,500	Aeon Delight Co.	77,926
6,400	Aica Kogyo Co.	64,935
9,000	Amano Corporation	77,242
4,100	ASKUL Corp.	74,477
1,000	Axell Corp.	35,146
8,500	Brother Industries, Ltd.	97,755
2,800	Canon Electronics, Inc.	60,369
7,800	Canon Marketing Japan Inc.	114,942
8,200	Capcom Co., Ltd.	135,906
26,000	Central Glass Co.	99,513
8,600	Chiyoda Integre Co., Ltd.	83,031
5,700	Circle K Sunkus Co.	70,314
32,500	Daifuku Co., Ltd.	207,786
9,000	Daimei Telecom Engineering Corp.	68,435
1,600	Disco Corp.	100,220
9,400	F.C.C. Co., Ltd.	166,495
1,000	Hirose Electric Co., Ltd.	104,850
9,500	Hitachi Chemical Co, Ltd.	193,615
4,800	Ibiden Co., Ltd.	172,149
5,700	Ito En Ltd.	85,832
1,400	Itochu Techno-Solutions Corp.	37,595

Number of Shares		Value
	Japan (Continued)
24,000	Japan Aviation Electronics Industry, Ltd.	$161,353
8,700	JSR Corp.	177,061
3,400	JTEKT Corporation	43,730
13,000	Kaneka Corp.	82,828
17,000	Kansai Paint Co., Ltd.	142,467
52,000	Kansai Urban Banking Corp.	72,909
6,500	Keihin Corp.	97,168
298	Kenedix, Inc. (a)	96,427
3,700	Kobayashi Pharmaceutical Co., Ltd.	148,257
15,000	Komori Corp.	165,672
5,900	Kose Corporation	119,291
7,700	Kuroda Electric	112,138
17,600	Leopalace 21 Corp.	72,926
12,000	Makino Milling Machine Co., Ltd.	45,910
3,600	Mandom Corp.	102,091
4,600	Maruichi Steel Tube, Ltd.	91,845
5,100	Meitec Corp.	68,947
2,600	Musashino Bank, Ltd.	61,667
9,500	Nifco, Inc.	189,774
7,700	Nihon Kohden Corp.	122,589
12,000	Nihon Parkerizing Co., Ltd.	142,461
12,000	Nippon Electric Glass Co., Ltd.	165,166
8,000	Nippon Konpo Unyu Soko Co., Ltd.	85,546
19,000	Nippon Thompson Co., Ltd.	94,488
10,800	Nishimatsu Chain Co., Ltd.	94,985
6,900	Nissin Kogyo Co., Ltd.	107,513
6,100	Nitto Denko Corp.	219,135
12,600	Nok Corp.	173,790
95	NTT Urban Development Corp.	63,416
7	Okinawa Cellular Telephone Co.	11,746
2,100	The Okinawa Electric Power Co.	112,149
11,000	Onward Holdings Co., Ltd.	68,059
3,100	Sankyo Co., Ltd.	155,227
26,000	Sanwa Holdings	66,623
5,600	Seikagaku Corp.	58,794
23,100	Shin-Etsu Polymer Co., Ltd.	137,146
4,300	Shinko Electric Industries Co., Ltd.	62,594
10,200	Sohgo Security Services Co., Ltd.	114,343
6,100	Stanley Electric Co., Ltd.	123,728
3,600	Sundrug Co Ltd.	80,316
13,000	Suruga Bank, Ltd.	113,287
7,000	Taikisha, Ltd.	94,019
10,900	Tamron Co., Ltd.	111,163
12,000	Tanabe Seiyaku Co., Ltd.	149,734
2,500	Tokai Rika Co., Ltd.	56,704
20,000	Tokai Tokyo Securities Co., Ltd.	78,336
37,000	Tokyu Land Corp.	137,442
8,500	Toppan Forms Co., Ltd.	88,644
10,000	Toshiba Machine Co., Ltd.	38,341
4,300	Toyoda Gosei Co., Ltd.	130,264
7,200	Toyota Boshoku Corp.	160,757
400	Tsuruha Holdings, Inc.	14,306
6,600	Yamaha Corp.	79,520
5,900	Yamaha Motor Co.	74,618
5,800	Yamato Kogyo Co., Ltd.	189,632

		8,109,472

	Jersey - 0.48%
15,644	Informa Plc	80,424
15,740	UTD Business Media	117,506

		197,930

See notes to financial statements.

Genworth Putnam International Capital Opportunities Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	COMMON STOCKS (Continued)
	Mexico - 0.83%
132,356	Cemex, S.A.B. de C.V. (a)	$157,629
50,900	Grupo Financiero Banorte, S.A.B. de C.V.	186,138

		343,767

	Netherlands - 2.54%
9,853	Aalberts Industries NV	141,689
11,277	Arcadis NV	254,548
5,322	Hunter Douglas NV	260,174
5,327	Koninklijke Boskalis Westminster NV	205,074
6,340	OPG Groep NV	117,252
12,357	SNS REAAL NV (a)	73,858

		1,052,595

	New Zealand - 0.20%
56,268	Vector Ltd.	82,373

	Norway - 2.65%
179,000	Det Norske Oljeselskap ASA (a)	155,944
17,200	Petroleum Geo-Services ASA (a)	196,904
8,200	Schibsted ASA	184,294
20,132	SpareBank 1 SR Bank (a)	173,760
15,589	TGS Nopec Geophysical Co. (a)	281,568
12,299	Veidekke ASA (a)	105,244

		1,097,714

	Poland - 0.08%
3,045	Grupa Lotos SA (a)	33,570

	Portugal - 0.25%
34,200	Banco BPI SA	103,337

	Republic of Korea (South) - 3.39%
9,290	Busan Bank	110,843
665	Cheil Communications, Inc.	180,093
14,090	Daegu Bank	207,288
1,453	GS Home Shopping, Inc.	106,916
13,650	Halla Climate Control Corp.	157,566
7,010	LG Dacom Corp.	106,849
8,340	LG Fashion Corp.	226,411
16,310	LG Telecom Ltd.	118,859
1,170	NHN Corp. (a)	193,375

		1,408,200

	Singapore - 0.61%
8,000	Great Eastern Holding Ltd.	76,934
79,000	Neptune Orient Lines Ltd.	92,204
293,000	Raffles Education	83,922

		253,060

	South Africa - 0.66%
12,134	Massmart Holdings Ltd.	146,917
25,166	Telkom SA Ltd.	127,249

		274,166

	Spain - 1.08%
2,396	Fomento de Construcciones y Contratas SA	101,596
16,766	Gestevision Telecinco SA	243,865
4,310	Indra Sistemas SA	102,017

		447,478

Number of Shares		Value
	Sweden - 2.79%
2,568	AF AB	70,183
3,000	Cardo AB	$90,058
27,600	Eniro AB (a)	136,105
2,259	Hoganas AB	51,652
8,415	KappAhl Holding AB	84,567
13,450	Meda AB - Class A	120,800
3,033	Modern Times Group - Class B	150,647
4,126	Oriflame Cosmetics SA	246,004
18,800	PA Resources AB (a)	63,740
19,200	Trelleborg AB (a)	142,640

		1,156,396

	Switzerland - 4.91%
4,623	Adecco SA	255,028
1,754	Baloise-Holding	145,630
832	Banque Cantonale Vaudoise	329,501
1,685	Bucher Industries AG	181,613
251	Forbo Holding AG	81,718
792	George Fischer AG	197,635
217	Helvetia Holding AG	67,204
11,621	Logitech International SA (a)	201,564
2,824	Partners Group Holding	356,067
64	Sika AG	99,514
1,610	Tecan Group Ltd.	120,940

		2,036,414

	United Kingdom - 15.91%
103,074	Aegis Group plc	199,076
23,860	Amlin plc	137,770
16,584	Arriva plc	132,302
48,293	Ashmore Group plc	211,338
116,618	Ashtead Group plc	152,820
16,887	Aveva Group plc	274,679
80,633	Barratt Developments plc (a)	160,407
7,485	Bellway plc	98,660
22,909	BlueBay Asset Management plc	111,499
14,764	Brit Insurance Holdings plc	46,627
7,891	Burberry Group plc	75,790
10,888	Close Brothers Group plc	120,997
7,853	Dana Petroleum plc (a)	148,588
31,031	Davis Service Group plc	199,060
10,783	Greggs plc	75,580
28,569	Halfords Group plc	183,849
42,034	Hargreaves Lansdown plc	199,632
67,530	Hays plc	112,925
15,250	Holidaybreak plc	55,226
15,038	IMI plc	125,436
26,540	Interserve plc	82,415
47,151	JKX Oil & Gas plc	214,935
9,465	Kazakhmys plc (a)	200,407
8,169	Keller Group plc	84,948
4,875	Kier Group plc	80,520
3,993	Lonmin plc (a)	125,490
15,510	Man Group plc	76,547
30,929	Meggitt plc	129,479
25,576	Michael Page International plc	155,716
8,127	Morgan Sindall plc	78,805
10,825	Next plc	361,945
13,070	Persimmon plc (a)	98,832
11,162	Rathbone Brothers plc	143,727

See notes to financial statements.

Genworth Putnam International Capital Opportunities Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom (Continued)
60,981	Redrow plc (a)	130,500
5,904	Renishaw plc	$51,769
39,384	Savills plc	202,793
12,932	Schroders plc	276,376
13,590	Segro plc	75,381
16,496	Shire plc	322,330
40,579	SIG plc	73,240
7,928	Spectris plc	94,298
172,617	Speedy Hire plc	75,509
163,291	Taylor Wimpey plc (a)	102,255
68,066	Tomkins plc	211,517
9,092	Travis Perkins plc (a)	124,516
4,886	Vedanta Resources plc	204,361

		6,600,872

	Total Common Stocks (Cost $27,598,724)	38,472,726

	INVESTMENT COMPANIES - 2.39%
	Taiwan - 2.39%
76,401	iShares MSCI Taiwan Index	990,921

	Total Investment Companies (Cost $700,728)	990,921

	REAL ESTATE INVESTMENT TRUSTS - 1.56%
	Australia - 0.55%
292,693	Abacus Property Group (a)	116,783
405,267	Macquarie Office Trust	111,622

		228,405

	Canada - 0.34%
28,000	Inn Vest Real Estate Investment Trust Unit (a)	142,430

	Japan - 0.49%
14	Japan Real Estate	103,206
41	Nippon Residential	99,598

		202,804

	Netherlands - 0.18%
4,550	VastNed Offices/Industrial NV	76,736

	Total Real Estate Investment Trusts (Cost $669,433)	650,375

Number of Shares		Value
	RIGHTS - 0.00%
	Greece - 0.00%
177	Attica Holdings SA	3

	Total Rights (Cost $0)	3

	WARRANTS - 0.81%
	United Kingdom - 0.81%
40,534	Hidalco Industries
	Expiration: July, 2010, (a)(c)	140,130
14,696	Tata Steel
	Expiration: July, 2010, (a)(c)	195,104

	Total Warrants (Cost $193,686)	335,234

	SHORT TERM INVESTMENTS - 2.77%
	Money Market Funds - 2.64%
1,092,833	Federated Prime Obligations Fund
	Effective Yield, 0.11%	1,092,833

Principal Value
	U.S. Treasury Obligations - 0.13%
55,000	U.S. Treasury Bill
	Effective Yield, 0.05%, 04/01/2010 (d)	54,993

	Total Short Term Investments (Cost $1,147,787)	1,147,826

Number of Shares
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.27%
	Money Market Fund - 0.27%
114,990	Mount Vernon Prime Portfolio
	Effective Yield, 0.21%	114,990

	Total Investments Purchased as Securities Lending Collateral (Cost $114,990)	114,990

	Total Investments (Cost $30,425,348) - 100.55%	41,712,075
	Liabilities in Excess of Other Assets - (0.55)%	-229,607

	TOTAL NET ASSETS - 100.00%	$41,482,468

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.
(c)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines. The value of these securities total $919,443, which represents 2.22% of total net assets.
(d)	Partially assigned as collateral for certain futures and options contracts.

See notes to financial statements.

Genworth Putnam International Capital Opportunities Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

Forward Expiration Date	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized/ Appreciation (Depreciation)
1/20/2010	U.S. Dollars	931,768	Australian Dollar	1,011,000	$25,508
1/20/2010	U.S. Dollars	2,147,561	British Pounds	1,292,500	60,159
1/20/2010	U.S. Dollars	287,906	Canadian Dollar	302,200	(1,050)
1/20/2010	U.S. Dollars	456,917	Danish Krone	2,255,800	22,457
1/20/2010	U.S. Dollars	1,698,212	European Monetary Unit	1,125,800	84,350
1/20/2010	U.S. Dollars	223,161	Hong Kong Dollar	1,729,100	116
1/20/2010	U.S. Dollars	937,337	Japanese Yen	81,999,100	56,810
1/20/2010	U.S. Dollars	1,080,317	Norwegian Krone	6,083,800	30,478
1/20/2010	U.S. Dollars	250,919	Singapore Dollar	346,800	4,116
1/20/2010	U.S. Dollars	1,320,163	Swedish Krona	9,064,400	53,091
1/20/2010	U.S. Dollars	619,375	Swiss Franc	620,500	19,471
1/20/2010	Australian Dollar	1,229,700	U.S. Dollars	1,132,896	(30,593)
1/20/2010	British Pounds	1,502,400	U.S. Dollars	2,497,730	(71,338)
1/20/2010	Canadian Dollar	1,855,600	U.S. Dollars	1,766,469	7,807
1/20/2010	European Monetary Unit	2,596,800	U.S. Dollars	3,923,851	(201,274)
1/20/2010	Japanese Yen	15,239,100	U.S. Dollars	175,107	(11,466)
1/20/2010	Norwegian Krone	2,457,000	U.S. Dollars	438,757	(14,770)
1/20/2010	Singapore Dollar	608,700	U.S. Dollars	440,736	(7,549)
1/20/2010	Swedish Krona	7,548,400	U.S. Dollars	1,098,042	(42,884)
1/20/2010	Swiss Franc	1,266,700	U.S. Dollars	1,264,712	(40,058)

					$(56,619)

SCHEDULE OF OPEN FUTURES CONTRACTS

Description	Number of Contracts Purchased	Notional Value	Settlement Month	Unrealized Appreciation
SPI 200 Futures	1	$108,418	Mar-10	$4,755
DJ Euro STOXX 50	2	85,210	Mar-10	2,838
TOPIX Index Future	1	97,117	Mar-10	1,138
Russell 2000 Mini Future	2	126,140	Mar-10	5,890

				$14,621

See notes to financial statements.

Genworth Thornburg International Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	COMMON STOCKS - 95.41%
	Australia - 2.12%
20,180	BHP Billiton Ltd.	$772,220

	Brazil - 4.43%
57,300	BM&F Bovespa SA	403,173
11,371	Embraer-Empresa Brasileira Aeronautica SA - ADR (a)(b)	251,413
18,100	Natura Cosmeticos	377,491
12,205	Petroleo Brasileiro SA - ADR	581,934

		1,614,011

	Canada - 6.13%
11,640	Canadian National Railway Co. (a)	638,177
8,013	Canadian Natural Resources Ltd. (a)	582,290
4,222	Potash Corp. of Saskatchewan, Inc.	458,087
17,717	Rogers Communications, Inc.	553,778

		2,232,332

	China - 3.34%
700	Baidu, Inc. - ADR (a)(b)	287,861
245,460	China Merchants Bank Co., Ltd.	638,663
82,000	Sinopharm Group Co. (a)	291,369

		1,217,893

	Denmark - 3.39%
11,658	Novo-Nordisk A/S	744,266
8,040	Vestas Wind Systems A/S (a)	489,498

		1,233,764

	France - 9.09%
4,887	Air Liquide SA	581,200
26,384	AXA	619,469
8,227	BNP Paribas SA	652,549
7,278	Lafarge SA	599,373
7,637	LVMH Moet Hennessy Louis Vuitton SA	856,319

		3,308,910

	Germany - 6.26%
9,550	Deutsche Bank AG	675,280
6,647	E.ON AG	279,001
10,300	Fresenius Medical Care AG	546,383
16,361	SAP AG	779,980

		2,280,644

	Greece - 1.68%
23,817	National Bank Of Greece SA (a)	611,903

	Guernsey - 1.04%
13,296	Amdocs, Ltd. (a)	379,335

	Hong Kong - 6.48%
1,500	China Mobile Ltd. (a)	14,096
439,599	CNOOC Ltd.	684,870
41,600	Hong Kong Exchanges and Clearing Ltd.	740,164
1,120,000	Industrial & Commercial Bank of China	922,391

		2,361,521

	Ireland (Republic of) - 0.96%
7,300	Covidien Plc	349,597

	Israel - 2.82%
18,293	Teva Pharmaceutical Industries Ltd. - ADR	1,027,701

Number of Shares		Value
	Italy - 1.17%
94,589	Intesa Sanpaolo SpA (a)	$425,652

	Japan - 8.30%
5,318	Fanuc Ltd.	495,648
42,873	Komatsu Ltd.	897,511
117,600	Mitsubishi UFJ Financial Group Inc.	579,272
1,000	Nintendo Co Ltd.	238,837
19,200	Toyota Motor Corp.	809,491

		3,020,759

	Mexico - 3.11%
10,781	America Movil, S.A.B de C.V. - ADR	506,491
139,785	Wal-Mart de Mexico, S.A.B. de C.V.	627,227

		1,133,718

	Netherlands - 0.95%
36,000	ING Groep NV (a)	346,694

	Netherlands Antilles - 1.38%
7,699	Schlumberger Ltd.	501,128

	Peru - 0.90%
10,000	Southern Copper Corp. (b)	329,100

	Republic of Korea - 0.92%
3,217	Hyundai Motor Co.	332,997

	Spain - 1.88%
24,468	Telefonica SA	684,835

	Sweden - 1.80%
11,839	Hennes & Mauritz AB	656,316

	Switzerland - 7.73%
7,900	Julius Baer Group Ltd. (a)	277,831
16,568	Logitech International SA (a)	287,370
16,319	Nestle SA	792,020
13,580	Novartis AG	741,593
3,153	Roche Holdings AG	539,204
1,346	Synthes, Inc.	176,445

		2,814,463

	Taiwan - 0.53%
17,000	Taiwan Semiconductor Mfg. Co. Ltd. - ADR	194,480

	Turkey - 1.03%
52,900	Turkcell Iletisim Hizmetleri AS (a)	375,204

	United Kingdom - 17.97%
101,260	ARM Holdings plc	289,142
36,205	BP plc	349,601
22,342	British American Tobacco plc	725,294
59,927	British Sky Broadcasting Group plc	541,308
35,310	Cairn Energy plc (a)	189,024
18,287	Carnival plc	623,004
149,736	Kingfisher plc	551,209
27,025	Pearson plc	387,483
13,635	Reckitt Benckiser Group plc	738,063
18,388	SABMiller plc	540,497
35,827	Smith & Nephew plc	368,530
27,723	Standard Chartered plc	699,891
78,300	Tesco plc	540,174

		6,543,220

	Total Common Stocks (Cost $25,614,510)	34,748,397

See notes to financial statements.

Genworth Thornburg International Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Number of Shares		Value
	SHORT TERM INVESTMENTS - 4.70%
	Money Market Funds - 4.70%
1,711,933	Federated Prime Obligations Fund Effective Yield, 0.11%	$1,711,933

	Total Short Term Investments (Cost $1,711,933)	1,711,933

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 2.44%
	Money Market Fund - 2.44%
890,036	Mount Vernon Prime Portfolio Effective Yield, 0.21%	890,036

	Total Investments Purchased as Securities Lending Collateral (Cost $890,036)	890,036

	Total Investments (Cost $28,216,479) - 102.55%	37,350,366
	Liabilities in Excess of Other Assets - (2.55)%	-930,036

	TOTAL NET ASSETS - 100.00%	$36,420,330

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-Income Producing.
(b)	All or a portion of this security is on loan.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

Forward Expiration Date	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation/ (Depreciation)
1/22/2010	U.S. Dollars	682,965	Brazilian Real	1,217,160	$(12,746)
5/28/2010	U.S. Dollars	1,033,101	Mexican Pesos	13,608,000	11,626

					$(1,120)

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Principal Amount		Value
	ASSET BACKED SECURITIES - 0.17%
$150,000	Hertz Vehicle Financing LLC Series 2009-2, 5.29%, 03/25/2016 (Acquired 10/16/2009, Cost $149,991) (d)(g)	$149,879

	Total Asset Backed Securities (Cost $149,991)	149,879

	COLLATERALIZED MORTGAGE OBLIGATIONS - 2.34%
226,223	Bank of America Mortgage Securities, Inc. Series 2005-A, 4.446%, 02/25/2035 (g)	173,874
400,000	Countrywide Home Loans, Inc. Series 2005-31, 5.425%, 01/25/2036 (g)	167,269
200,000	GS Mortgage Securities Corporation Series C, 6.712%, 08/15/2018 (Acquired 09/30/2009, Cost $205,106) (d)(g)	206,872
280,000	Master Adjustable Rate Mortgages Series 2004-13, 3.096%, 11/21/2034 (g)	227,633
100,000	Merrill Lynch Mortgage Trust Series 2005-CIP1, 5.047%, 07/12/2038 (g)	97,344
200,000	Series 2005-MCP1, 4.747%, 06/12/2043 (g)	189,552
300,000	Morgan Stanley Series 2007-IQ14, 5.692%, 04/15/2049 (g)	253,542
384,986	Residential Accredit Loans, Inc. Series 2006-QO8, 0.334%, 10/25/2046 (g)	364,620
500,000	Washington Mutual Series 2006-AR14, 5.607%, 11/25/2036 (g)	342,696

	Total Collateralized Mortgage Obligations (Cost $1,911,742)	2,023,402

	CORPORATE BONDS - 13.94%
	Banks - 0.44%
140,000	Barclays Bank Plc 5.200%, 07/10/2014	148,551
220,000	RSHB Capital 7.125%, 01/14/2014	233,354

		381,905

	Beverages - 0.48%
150,000	Anheuser-Busch InBev. NV 5.375%, 01/15/2020 (Acquired 10/13/2009, Cost $153,334) (d)	153,335
210,000	PepsiCo, Inc. 7.900%, 11/01/2018 (b)	258,150

		411,485

	Capital Markets - 0.61%
30,000	Bear Stearns Cos., Inc. 6.400%, 10/02/2017 (b)	32,753
210,000	Merrill Lynch & Co., Inc. 6.875%, 04/25/2018 (b)	226,622

Principal Amount		Value
$250,000	Morgan Stanley 6.625%, 04/01/2018	$270,724

		530,099

	Commercial Banks - 0.62%
170,000	ICICI Bank Ltd. 6.375%, 04/30/2022 (Callable at $100.00 on 4/30/2017) (g)	152,827
180,000	Wells Fargo & Co. 5.625%, 12/11/2017	187,527
180,000	Wells Fargo Capital XV 9.750%, 09/26/2013 (Callable at $100.00 on 9/26/2013) (b)(g)	193,500

		533,854

	Consumer Finance - 0.72%
140,000	American Express Co. 5.125%, 08/25/2014	147,675
125,000	7.000%, 03/19/2018	137,876
120,000	8.125%, 05/20/2019	142,449
190,000	GMAC LLC 1.750%, 10/30/2012	188,892

		616,892

	Diversified Financial Services - 2.49%
250,000	Bank of America Funding Corp. 5.650%, 05/01/2018	254,322
80,000	Citigroup, Inc. 6.375%, 08/12/2014	83,836
210,000	6.125%, 11/21/2017	212,002
280,000	8.500%, 05/22/2019	323,869
150,000	6.875%, 03/05/2038 (b)	150,166
530,000	JPMorgan Chase & Co. 6.125%, 06/27/2017	561,037
540,000	Wachovia Corp. 5.750%, 02/01/2018	564,435

		2,149,667

	Diversified Manufacturing - 0.40%
340,000	General Electric Capital Corp. 5.625%, 05/01/2018	348,988

	Diversified Telecommunication Services -1.54%
330,000	AT&T, Inc. 5.600%, 05/15/2018	346,404
190,000	6.400%, 05/15/2038	195,903
180,000	Royal KPN NV 8.375%, 10/01/2030	226,152
270,000	Verizon Communications, Inc. 5.500%, 02/15/2018	282,225
90,000	6.400%, 02/15/2038	94,400
150,000	Verizon Wireless Cap LLC 8.500%, 11/15/2018	186,361

		1,331,445

	Electric Utilities - 0.48%
240,000	FirstEnergy Corp. 7.375%, 11/15/2031	260,867
150,000	Pacific Gas & Electric Co. 6.050%, 03/01/2034	157,110

		417,977

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Principal Amount		Value
	CORPORATE BONDS (Continued)
	Food & Staples Retailing - 0.28%
$230,000	CVS Caremark Corporation 5.750%, 06/01/2017	$243,111

	Insurance - 0.69%
90,000	Metlife, Inc. 6.750%, 06/01/2016 (b)	100,918
350,000	6.400%, 12/15/2066 (Callable at $100.00 on 12/15/2031) (g)	311,500
200,000	The Travelers Companies, Inc. 6.250%, 03/15/2067 (Callable at $100.00 on 3/15/2017) (g)	182,454

		594,872
	Media - 1.41%
580,000	Comcast Corp. 5.700%, 05/15/2018	610,739
180,000	Reed Elsevier Capital, Inc. 8.625%, 01/15/2019	219,377
220,000	Time Warner Cable, Inc. 8.750%, 02/14/2019 (b)	268,570
100,000	8.250%, 04/01/2019	119,309

		1,217,995

	Metals & Mining - 0.15%
130,000	Vedanta Resources 8.750%, 01/15/2014	132,275

	Oil & Gas - 2.01%
300,000	Conoco, Inc. 6.950%, 04/15/2029	341,009
250,000	Energy Transfer Partners LP 6.700%, 07/01/2018	268,110
260,000	Pemex Project Funding Master Trust 6.625%, 06/15/2035	247,884
22,000	Petrobras International Finance Co. 5.750%, 01/20/2020 (b)	22,491
90,000	6.125%, 10/06/2016	96,975
200,000	Transocean, Ltd. 5.250%, 03/15/2013	214,486
275,000	Williams Companies, Inc. 7.500%, 01/15/2031 (b)	297,461
230,000	XTO Energy, Inc. 5.500%, 06/15/2018	245,749

		1,734,165

	Pharmaceuticals - 0.17%
140,000	Wyeth 5.950%, 04/01/2037	146,490

	Pipelines - 0.36%
290,000	Enterprise Products Operations LLC 6.300%, 09/15/2017	312,670

	Special Purpose Entity - 0.22%
190,000	TNK-BP Finance SA 6.625%, 03/20/2017	186,200

	Telecommunications - 0.46%
140,000	Telecom Italia SpA 5.250%, 10/01/2015 (b)	146,558
230,000	Telefonica Emisiones SAU 6.221%, 07/03/2017	253,891

		400,449

Principal Amount		Value
	Tobacco - 0.12%
$90,000	Altria Group, Inc. 8.500%, 11/10/2013 (b)	$104,093

	Transportation - 0.22%
60,000	Kansas City Southern de Mexico 12.500%, 04/01/2016 (Callable at $106.25 on 4/1/2013)	69,300
120,000	Vale Overseas Ltd. 6.875%, 11/21/2036	120,199

		189,499

	Wireless Telecommunication Services -0.07%
60,000	America Movil, S.A.B. de C.V. 5.625%, 11/15/2017	62,420

	Total Corporate Bonds (Cost $9,739,177)	12,046,551

	MUNICIPAL BONDS - 0.10%
90,000	California, GO, 7.300%, 10/01/2039	84,857

	Total Municipal Bonds (Cost $90,737)	84,857

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 27.87%
4,664,680	Federal Home Loan Mortgage Corp. 4.500%, 12/01/2039	4,659,335
3,657,727	5.000%, 12/01/2039	3,755,076
5,000,000	Federal National Mortgage Association Pool #TBA, 4.000%, 01/01/2019 (c)	5,030,470
3,065,924	Pool #928382, 5.500%, 06/01/2037	3,213,312
2,829,421	Pool #950694, 6.000%, 10/01/2037	3,001,839
4,175,536	Pool #889276, 6.000%, 03/01/2038	4,429,983

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $24,071,130)	24,090,015

Number of Shares
	PREFERRED STOCKS - 0.05%
	Consumer Finance - 0.05%
70	GMAC LLC. - Preferred Blocker, Inc. (Acquired 11/05/2009, Cost $21,000) (a)(d)	46,143

	Total Preferred Stocks (Cost $21,000)	46,143

Principal Amount
	U.S. GOVERNMENT AGENCY ISSUES -1.37%
$490,000	Federal Home Loan Mortgage Corp. 2.500%, 01/07/2014	491,020
500,000	Federal National Mortgage Association 5.000%, 02/13/2017	543,565
130,000	0.000%, 10/09/2019 (f)	70,757
80,000	Tennessee Valley Authority 5.250%, 09/15/2039	79,564

	Total U.S. Government Agency Issues (Cost $1,191,426)	1,184,906

See notes to financial statements.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Principal Amount		Value
	U.S. TREASURY OBLIGATIONS -40.89%
	U.S. Treasury Bond - 3.33%
$123,827	1.750%, 01/15/2028 (e)	$119,048
201,376	2.500%, 01/15/2029 (e)	216,495
1,170,000	4.500%, 08/15/2039	1,143,859
1,460,000	4.375%, 11/15/2039	1,397,951

		2,877,353

	U.S. Treasury Note - 37.56%
5,400,000	1.000%, 12/31/2011	5,386,505
7,880,000	1.750%, 08/15/2012 (b)	7,933,560
5,900,000	1.375%, 11/15/2012	5,859,444
5,300,000	2.625%, 12/31/2014	5,286,342
600,000	3.250%, 05/31/2016 (b)	602,672
530,000	3.000%, 09/30/2016	520,353
1,320,000	3.125%, 10/31/2016 (b)	1,303,810
800,000	2.750%, 11/30/2016 (b)	770,438
4,990,000	3.375%, 11/15/2019 (b)	4,801,343

		32,464,467

	Total U.S. Treasury Obligations (Cost $35,610,236)	35,341,820

Number of Shares		Value
	SHORT TERM INVESTMENTS -18.31%
	Money Market Funds - 18.10%
15,644,830	Federated Prime Obligations Fund Effective Yield, 0.11%	$15,644,830

Principal Amount
	U.S. Government Agency Issues -0.21%
$187,000	Federal National Mortgage Association Discount Note Effective Yield, 0.053%, 01/25/2010	186,957

	Total Short Term Investments (Cost $15,831,787)	15,831,787

Number of Shares
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL -20.41%
	Money Market Fund - 20.41%
17,640,525	Mount Vernon Prime Portfolio Effective Yield, 0.21%	17,640,525

	Total Investments Purchased as Securities Lending Collateral (Cost $17,640,525)	17,640,525

	Total Investments (Cost $106,257,751) - 125.45%	108,439,885
	Liabilities in Excess of Other Assets -(25.45)%	-22,000,057

	TOTAL NET ASSETS - 100.00%	86,439,828

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security purchased on a when-issued basis. On December 31, 2009, the total value of the investments purchased on a when-issued basis was $5,030,470, or 5.82% of total net assets.
(d)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund's guidelines. The value of these securities total $556,229, which represents 0.64% of total net assets.
(e)	Represents a U.S. Treasury Inflation Protected Security.
(f)	Zero Coupon Bond.
(g)	Variable Rate Security. The rate shown is the rate in effect on December 31, 2009.

See notes to financial statements.

Genworth Enhanced Small Cap Index Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	INVESTMENT COMPANIES - 86.20%
	Investment Companies - 86.20%
385	iShares Russell 2000 Index Fund	$23,970
92	iShares Russell 2000 Growth Index Fund	6,263
82	iShares Russell 2000 Value Index Fund	4,759
42	iShares S&P Small Cap 600 Growth Index Fund	2,400
8	iShares S&P Small Cap 600 Value Index Fund	467
37	iShares Morningstar Small Growth Index Fund	2,389
14	iShares Morningstar Small Value Index Fund	938
11	SPDR DJ Wilshire Small Cap Growth ETF	924
46	SPDR DJ Wilshire Small Cap ETF	2,417
42	Vanguard Small Cap ETF	2,409

	Total Investment Companies (Cost $46,306)	46,936

	SHORT TERM INVESTMENTS - 3.02%
	Money Market Funds - 3.02%
1,642	Federated Prime Obligations Fund Effective Yield, 0.11%	1,642

	Total Short Term Investments (Cost $1,642)	1,642

	Total Investments (Cost $47,948) - 89.22%	48,578
	Other Assets in Excess of Liabilities - 10.78%	5,871

	TOTAL NET ASSETS - 100.00%	$54,449

Percentages are stated as a percent of net assets.

See notes to financial statements.

Genworth Enhanced International Index Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	INVESTMENT COMPANIES - 86.52%
	Investment Companies - 86.52%
40	iShares MSCI Australia Index Fund	$914
47	iShares MSCI France Index Fund	1,215
48	iShares MSCI Germany Index Fund	1,077
250	iShares MSCI Japan Index Fund	2,435
30	iShares MSCI Netherlands Index Fund	614
53	iShares MSCI Singapore Index Fund	609
13	iShares MSCI Spain Index Fund	624
26	iShares MSCI Sweden Index Fund	611
55	iShares MSCI Switzerland Index Fund	1,224
170	iShares MSCI United Kingdom Index Fund	2,754
276	iShares MSCI EAFE Index Fund	15,263
202	iShares MSCI EAFE Growth Index Fund	11,134
121	iShares MSCI EAFE Value Index Fund	6,091
446	Vanguard Europe Pacific ETF	15,253

	Total Investment Companies (Cost $59,707)	59,818

	SHORT TERM INVESTMENTS - 3.35%
	Money Market Funds - 3.35%
2,312	Federated Prime Obligations Fund Effective Yield, 0.11%	2,312

	Total Short Term Investments (Cost $2,312)	2,312

	Total Investments (Cost $62,019) - 89.87%	62,130
	Other Assets in Excess of Liabilities - 10.13%	7,006

	TOTAL NET ASSETS - 100.00%	$69,136

Percentages are stated as a percent of net assets.

See notes to financial statements.

Genworth 40/60 Index Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	INVESTMENT COMPANIES - 93.45%
	Investment Companies - 93.45%
221	iShares Barclays Aggregate Bond Fund	$22,805
161	iShares MSCI EAFE Index Fund	8,903
40	iShares Russell 2000 Index Fund	2,490
44	iShares S&P 500 Growth Index Fund	2,552
113	iShares S&P 500 Index Fund	12,612
69	iShares S&P Midcap 400 Index Fund	4,996
48	iShares S&P Midcap 400 Growth Index Fund	3,730
37	iShares Trust Russell 2000 Growth Index Fund	2,519
412	SPDR Barclays Capital Aggregate Bond Fund	22,532
113	SPDR S&P 500 Fund	12,593
292	Vanguard Total Bond Market ETF	22,948

	Total Investment Companies (Cost $119,659)	118,680

	SHORT TERM INVESTMENTS - 6.15%
	Money Market Funds - 6.15%
7,808	Federated Prime Obligations Fund Effective Yield, 0.11%	7,808

	Total Short Term Investments (Cost $7,808)	7,808

	Total Investments (Cost $127,467) - 99.60%	126,488
	Other Assets in Excess of Liabilities - 0.40%	507

	TOTAL NET ASSETS - 100.00%	$126,995

Percentages are stated as a percent of net assets.

See notes to financial statements.

Genworth 60/40 Index Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	INVESTMENT COMPANIES - 95.54%
	Investment Companies - 95.54%
1,031	iShares Barclays Aggregate Bond Fund	$106,389
1,060	iShares MSCI EAFE Index Fund	58,618
654	iShares Russell 2000 Index Fund	40,718
201	iShares S&P 500 Growth Index Fund	11,656
784	iShares S&P 500 Index Fund	87,502
641	iShares S&P Midcap 400 Index Fund	46,415
150	iShares S&P Midcap 400 Growth Index Fund	11,657
86	iShares Trust Russell 2000 Growth Index Fund	5,854
1,915	SPDR Barclays Capital Aggregate Bond Fund	104,731
787	SPDR S&P 500 Fund	87,703

	Total Investment Companies (Cost $566,901)	561,243

	SHORT TERM INVESTMENTS - 5.48%
	Money Market Funds - 5.48%
32,193	Federated Prime Obligations Fund Effective Yield, 0.11%	32,193

	Total Short Term Investments (Cost $32,193)	32,193

	Total Investments (Cost $599,094) - 101.02%	593,436
	Liabilities in Excess of Other Assets - (1.02)%	-5,988

	TOTAL NET ASSETS - 100.00%	$587,448

Percentages are stated as a percent of net assets.

See notes to financial statements.

Genworth Moderate Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	INVESTMENT COMPANIES - 95.79%
	Affiliated Investment Companies - 95.79%
3,575	Genworth Calamos Growth Fund - Institutional Shares (a)	$34,807
3,397	Genworth Columbia Mid Cap Value Fund - Institutional Shares (a)	29,743
3,242	Genworth Davis NY Venture Fund - Institutional Shares (a)	30,088
2,414	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares (a)	21,089
3,476	Genworth Legg Mason Clearbridge Aggressive Growth Fund - Institutional Shares (a)	34,616
3,550	Genworth PIMCO StocksPLUS Fund - Institutional Shares (a)	30,143
14,021	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares (a)	152,692
3,358	Genworth Enhanced Small Cap Index Fund - Institutional Shares (a)	34,663
4,318	Genworth Enhanced International Index Fund - Institutional Shares (a)	43,320

	Total Affiliated Investment Companies (Cost $422,240)	411,161

	SHORT TERM INVESTMENTS - 11.79%
	Money Market Funds - 11.79%
50,587	Federated Prime Obligations Fund Effective Yield, 0.11%	50,587

	Total Short Term Investments (Cost $50,587)	50,587

	Total Investments (Cost $472,827) - 107.58%	461,748
	Liabilities in Excess of Other Assets - (7.58)%	-32,548

	TOTAL NET ASSETS - 100.00%	$429,200

Percentages are stated as a percent of net assets.

(a)	Affiliated to the Fund.

See notes to financial statements.

Genworth Growth Allocation Fund

SCHEDULE OF INVESTMENTS

December 31, 2009

Number of Shares		Value
	INVESTMENT COMPANIES - 96.99%
	Affiliated Investment Companies - 96.99%
829	Genworth Calamos Growth Fund - Institutional Shares (a)	$8,074
920	Genworth Columbia Mid Cap Value Fund - Institutional Shares (a)	8,054
774	Genworth Davis NY Venture Fund - Institutional Shares (a)	7,182
513	Genworth Eaton Vance Large Cap Value Fund - Institutional Shares (a)	4,480
811	Genworth Legg Mason Clearbridge Aggressive Growth Fund - Institutional Shares (a)	8,077
845	Genworth PIMCO StocksPLUS Fund - Institutional Shares (a)	7,176
2,228	Genworth Goldman Sachs Enhanced Core Bond Index Fund - Institutional Shares (a)	24,263
868	Genworth Enhanced Small Cap Index Fund - Institutional Shares (a)	8,956
1,074	Genworth Enhanced International Index Fund - Institutional Shares (a)	10,772

	Total Affiliated Investment Companies (Cost $87,265)	87,034

	SHORT TERM INVESTMENTS - 71.17%
	Money Market Funds - 71.17%
63,856	Federated Prime Obligations Fund Effective Yield, 0.11%	63,856

	Total Short Term Investments (Cost $63,856)	63,856

	Total Investments (Cost $151,121) - 168.16%	150,890
	Liabilities in Excess of Other Assets - (68.16)%	-61,159

	TOTAL NET ASSETS - 100.00%	$89,731

Percentages are stated as a percent of net assets.

(a)	Affiliated to the Fund.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES

December 31, 2009

	Genworth Calamos Growth Fund	Genworth Columbia Mid Cap Value Fund	Genworth Davis NY Venture Fund	Genworth Eaton Vance Large Cap Value Fund	Genworth Legg Mason Clear Bridge Aggressive Growth Fund
ASSETS:
Investments, at value (cost $8,236,177, $32,847,891, $8,144,117, $81,947,457, and $84,226,690, respectively)[1]	$9,675,940	$40,912,361	$9,373,244	$98,984,581	$114,515,224
Cash	—	—	66	—	1,311
Foreign currencies (cost $0, $0, $13,740, $0, and $0, respectively)	—	—	13,671	—	—
Income receivable	1,315	41,335	6,897	121,308	35,546
Receivable for dividend reclaims	—	538	228	703	—
Receivable for investment securities sold	—	242,267	7,894	66	—
Receivable for fund shares sold	5,675	5,675	5,044	4,742	5,675
Receivable from investment advisor	—	—	556	—	—
Other assets	582	2,266	366	4,896	5,354
Total assets	9,683,512	41,204,442	9,407,966	99,116,296	114,563,110

LIABILITIES:
Payable for collateral on securities loaned	1,799,006	6,450,269	819,176	11,990,057	11,229,268
Payable for investment securities purchased	—	221,564	46,123	—	—
Payable for fund shares redeemed	1,007	8,813	805	675	35,614
Payable to investment advisor	1,964	4,650	—	25,235	27,833
Other accrued expenses	26,869	57,756	32,616	118,367	130,459
Total liabilities	1,828,846	6,743,052	898,720	12,134,334	11,423,174
NET ASSETS	$7,854,666	$34,461,390	$8,509,246	$86,981,962	$103,139,936

NET ASSETS CONSIST OF:
Capital stock	$7,188,692	$27,141,260	$7,585,506	$72,964,850	$72,855,387
Unrealized appreciation (depreciation) on:
Investments	1,439,763	8,064,470	1,229,127	17,037,124	30,288,534
Foreign currencies	—	—	(69)	—	—
Accumulated undistributed net investment income (loss)	—	—	(245)	12,314	—
Accumulated undistributed net realized (loss)	(773,789)	(744,340)	(305,073)	(3,032,326)	(3,985)
NET ASSETS	$7,854,666	$34,461,390	$8,509,246	$86,981,962	$103,139,936

Institutional Shares Shares outstanding (unlimited shares of no par value authorized)	4,404	4,368	4,043	2,971	4,287
Net assets	$42,876	$38,232	$37,523	$25,950	$42,695

Net asset value, offering and redemption price per share	$9.74	$8.75	$9.28	$8.73	$9.96

Service Shares Shares outstanding (unlimited shares of no par value authorized)	802,115	3,894,010	905,905	9,855,367	10,356,688
Net assets	$7,811,790	$34,423,158	$8,471,723	$86,956,012	$103,097,241
Net asset value, offering and redemption price per share	$9.74	$8.84	$9.35	$8.82	$9.95

[1]Includes loaned securities with a market value of:	$1,728,314	$6,131,335	$783,880	$11,455,301	$10,835,123

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

December 31, 2009

	Genworth PIMCO StocksPLUS Fund	Genworth Putnam International Capital Opportunities Fund	Genworth Thornburg International Value Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
ASSETS:
Investments, at value (cost $99,285,346, $30,425,348, $28,216,479 and $106,257,751, respectively)[1]	$108,858,977	$41,712,075	$37,350,366	$108,439,885
Repurchase agreements (cost $23,595,000, $0, $0, and $0, respectively)	23,595,000	—	—	—
Cash	—	—	2,858	—
Foreign currencies (cost $147,555, $1,247, $25,397 and $0, respectively)	144,639	3,169	27,644	—
Deposits with brokers for open futures contracts	4,380,683	—	—	—
Appreciation of forward currency contracts	90,520	364,363	11,626	—
Appreciation on swap agreements	1,601,779	—	—	—
Income receivable	771,360	30,897	16,806	415,368
Receivable for dividend reclaims	—	30,248	28,185	—
Receivable for investment securities sold	17,871,168	455	2,375	435,343
Receivable for fund shares sold	5,045	—	—	18,327
Receivable from investment advisor	—	2,685	—	—
Swap premiums paid	1,822,711	—	—	—
Other assets	8,272	2,079	1,844	7,448
Total assets	159,150,154	42,145,971	37,441,704	109,316,371

LIABILITIES:
Options written, at value (cost $369,782, $0, $0, and $0, respectively)	207,473	—	—	—
Forward sale commitments (proceeds $12,567,071, $0, $0, and $0, respectively)	12,442,190	—	—	—
Securities sold short (proceeds $415,613, $0, $0, and $0, respectively)	413,715	—	—	—
Income payable	79,236	—	—	—
Depreciation on forward currency contracts	101,035	420,982	12,746	—
Depreciation on swap agreements	3,009,650	—	—	—
Swap premiums received	1,366,247	—	—	—
Variation margin on futures contracts	989,082	224	—	—
Payable to broker for open swap contract	960,000	—	—	—
Payable for collateral on securities loaned	—	114,990	890,036	17,640,525
Payable for investment securities purchased	5,294,933	—	19,664	5,089,063
Payable for fund shares redeemed	11,290	2,390	1,079	2,667
Payable to investment advisor	22,199	—	4,423	18,193
Other accrued expenses	186,927	124,917	93,426	126,095
Total liabilities	25,083,977	663,503	1,021,374	22,876,543
NET ASSETS	$134,066,177	$41,482,468	$36,420,330	$86,439,828

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

December 31, 2009

	Genworth PIMCO StocksPLUS Fund	Genworth Putnam International Capital Opportunities Fund	Genworth Thornburg International Value Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund

NET ASSETS CONSIST OF:
Capital stock	$113,718,743	$30,325,373	$27,213,444	$82,174,829
Unrealized appreciation (depreciation) on:
Investments	9,573,631	11,286,727	9,133,887	2,182,134
Foreign currencies	(2,916)	1,922	2,247	—
Forward currency contracts	(10,515)	(56,619)	(1,120)	—
Forward sale commitments	124,881	—	—	—
Futures contracts	625,699	14,621	—	—
Securities sold short	1,898	—	—	—
Swap contracts	(1,407,871)	—	—	—
Written options	162,309	—	—	—
Accumulated undistributed net investment income (loss)	3,479,425	(48,074)	1,120	(643)
Accumulated undistributed net realized gain (loss)	7,800,893	(41,482)	70,752	2,083,508
NET ASSETS	$134,066,177	$41,482,468	$36,420,330	$86,439,828

Institutional Shares Shares outstanding (unlimited shares of no par value authorized)	4,395	n/a	n/a	16,249
Net assets	$37,317	n/a	n/a	$176,931
Net asset value, offering and redemption price per share	$8.49	n/a	n/a	$10.89

Service Shares Shares outstanding (unlimited shares of no par value authorized)	15,636,356	4,439,970	3,716,408	7,853,844
Net assets	$134,028,860	$41,482,468	$36,420,330	$86,262,897
Net asset value, offering and redemption price per share	$8.57	$9.34	$9.80	$10.98

[1]Includes loaned securities with a market value of:	$0	$104,488	$859,684	$17,231,321

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF ASSETS & LIABILITIES (Continued)

December 31, 2009

	Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund
ASSETS:
Investments, at value (cost $47,948, $62,019, $127,467, $599,094, $50,587, and $63,856, respectively)	$48,578	$62,130	$126,488	$593,436	$50,587	$63,856
Investments in affiliates, at value (cost $0, $0, $0, $0, $422,240 and $87,265, respectively)	—	—	—	—	411,161	87,034
Cash	—	—	—	—	—	13
Income receivable	1	1	533	2,370	1,079	1
Receivable for fund shares sold	6,306	7,567	—	—	—	—
Receivable from investment advisor	1,255	1,266	1,352	1,913	1,703	1,232
Total assets	56,140	70,964	128,373	597,719	464,530	152,136

LIABILITIES:
Payable for investment securities purchased	433	555	—	8,276	—	—
Payable for affiliated investment securities purchased	—	—	—	—	—	61,165
Payable for fund shares redeemed	2	2	5	27	20	4
Payable to custodian	—	—	—	—	33,524	—
Other accrued expenses	1,256	1,271	1,373	1,968	1,786	1,236
Total liabilities	1,691	1,828	1,378	10,271	35,330	62,405
NET ASSETS	$54,449	$69,136	$126,995	$587,448	$429,200	$89,731

NET ASSETS CONSIST OF:
Capital stock	$53,656	$68,495	$127,333	$590,496	$438,795	$89,899
Unrealized appreciation (depreciation) on:
Investments	630	111	(979)	(5,658)	(11,079)	(231)
Accumulated undistributed net investment income (loss)	163	530	608	2,461	—	54
Accumulated undistributed net realized gain	—	—	33	149	1,484	9
NET ASSETS	$54,449	$69,136	$126,995	$587,448	$429,200	$89,731

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	5,276	6,891	n/a	n/a	n/a	n/a
Net assets	$54,449	$69,136	n/a	n/a	n/a	n/a
Net asset value, offering and redemption price per share	$10.32	$10.03	n/a	n/a	n/a	n/a

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	n/a	n/a	12,631	58,188	43,332	8,749
Net assets	n/a	n/a	$126,995	$587,448	$429,200	$89,731
Net asset value, offering and redemption price per share	n/a	n/a	$10.05	$10.10	$9.90	$10.26

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OPERATIONS

For the Year Ended December 31, 2009

	Genworth Calamos Growth Fund	Genworth Columbia Mid Cap Value Fund	Genworth Davis NY Venture Fund	Genworth Eaton Vance Large Cap Value Fund	Genworth Legg Mason ClearBridge Aggressive Growth Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $604, $706, $907, $31,344, $8,344, respectively)	$47,027	$606,870	$82,968	$1,777,612	$650,891
Interest income	1,064	11,456	1,805	13,763	19,779
Total investment income	48,091	618,326	84,773	1,791,375	670,670

EXPENSES:
Investment advisory fees	55,154	230,415	41,060	512,170	563,160
Audit and tax fees	25,898	25,898	25,913	25,924	25,923
Distribution (12b-1) fees—Service Shares	14,077	69,304	14,104	175,063	206,682
Legal fees	12,689	35,503	12,808	56,893	68,141
Administration fees	4,307	20,541	4,424	52,206	61,266
Transfer agent fees and expenses	3,887	4,555	3,905	5,879	6,223
Fund accounting fees	3,519	12,990	5,758	32,880	35,448
Insurance fees	2,814	2,335	1,741	3,340	3,587
Trustees' fees and expenses	1,758	8,163	1,770	20,906	24,504
Administration service fees—Service Shares	1,159	5,226	1,257	13,020	15,555
Reports to shareholders	1,066	3,267	1,196	8,157	9,540
Custody fees	909	7,255	9,632	14,309	11,325
Compliance expenses	385	1,572	401	4,015	3,704
Registration fees	109	162	219	1,199	488
Total expenses	127,731	427,186	124,188	925,961	1,035,546
Less reimbursement by Advisor	(44,893)	(69,629)	(57,355)	(101,277)	(78,872)
Less securities lending credit	(3,998)	(11,031)	(1,945)	(19,407)	(47,298)
Net expenses	78,840	346,526	64,888	805,277	909,376
Net investment income (loss)	$(30,749)	$271,800	$19,885	$986,098	$(238,706)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on: Investments	(352,373)	(250,859)	(231,591)	(1,962,153)	326,306
Foreign currencies	—	6	(1,836)	—	—
Total	(352,373)	(250,853)	(233,427)	(1,962,153)	326,306
Net change in unrealized appreciation (depreciation) on: Investments	2,775,789	8,785,608	2,032,393	14,209,962	25,990,466
Foreign currencies	—	—	(84)	—	—
Total	2,775,789	8,785,608	2,032,309	14,209,962	25,990,466
Net realized and unrealized gain	2,423,416	8,534,755	1,798,882	12,247,809	26,316,772
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,392,667	$8,806,555	$1,818,767	$13,233,907	$26,078,066

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OPERATIONS (Continued)

For the Year Ended December 31, 2009

	Genworth PIMCO StocksPLUS Fund	Genworth Putnam International Capital Opportunities Fund	Genworth Thornburg International Value Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $368, $90,326, $76,036, and $0, respectively)	$81,679	$875,951	$705,049	$4,363
Interest income	5,322,027	23,964	8,219	2,849,343
Total investment income	5,403,706	899,915	713,268	2,853,706

EXPENSES:
Investment advisory fees	650,062	310,121	265,271	432,883
Audit and tax fees	37,404	28,040	28,027	33,755
Distribution (12b-1) fees—Service Shares	279,196	83,215	75,179	173,421
Legal fees	84,223	34,294	29,685	53,631
Administration fees	82,753	24,958	22,231	51,518
Transfer agent fees and expenses	7,192	4,801	4,680	5,887
Fund accounting fees	80,771	30,508	18,764	69,219
Insurance fees	5,575	3,335	3,321	3,986
Trustees' fees and expenses	33,593	10,124	9,180	20,981
Administration service fees—Service Shares	20,013	6,096	5,373	12,876
Reports to shareholders	13,025	2,700	4,550	10,098
Custody fees	49,454	155,545	91,348	23,146
Compliance fees	6,256	1,925	1,666	4,022
Registration fees	571	162	162	1,320
Interest expense	—	127	—	—
Total expenses	1,350,088	695,951	559,437	896,743
Less reimbursement by Advisor	(203,349)	(244,928)	(165,646)	(134,615)
Less securities lending credit	(29,968)	(1,535)	(2,861)	(33,709)
Net expenses	1,116,771	449,488	390,930	728,419
Net investment income	$4,286,935	$450,427	$322,338	$2,125,287

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on: Investments	4,401,854	4,422,537	415,682	3,865,184
Foreign currencies	(13,000)	(31,041)	(117,394)	—
Forward currency contracts	205,954	371,608	(158,865)	—
Forward sale commitments	(500,303)	—	—	—
Futures contracts	23,227,169	71,176	—	(200,093)
Securities sold short	533	—	—	—
Swap contracts	8,226,552	—	—	2,497
Written options	(245,809)	—	—	195,581
Total	35,302,950	4,834,280	139,423	3,863,169
Net change in unrealized appreciation (depreciation) on: Investments	6,798,983	10,127,766	8,322,082	(457,782)
Foreign currencies	(2,574)	2,248	2,372	—
Forward currency contracts	48,393	(167,924)	21,008	—
Forward sale commitments	739,245	—	—	—
Futures contracts	(1,705,576)	10,722	—	(118,389)
Securities sold short	1,898	—	—	—
Swap contracts	(1,592,875)	—	—	—
Written options	1,130,612	—	—	160,124
Total	5,418,106	9,972,812	8,345,462	(416,047)
Net realized and unrealized gain	40,721,056	14,807,092	8,484,885	3,447,122
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,007,991	$15,257,519	$8,807,223	$5,572,409

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OPERATIONS (Continued)

For the Period from December 9, 20091 through December 31, 2009

	Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund

INVESTMENT INCOME:
Dividend income	$163	$533	$626	$2,509	—	—
Dividend income from affiliates	—	—	—	—	$5,979	$28
Interest income	1	1	3	8	2	1
Total investment income	164	534	629	2,517	5,981	29

EXPENSES:
Investment advisory fees	1	2	3	8	7	—
Audit and tax fees	1,198	1,198	1,198	1,198	1,198	1,198
Distribution (12b-1) fees—Service Shares	—	—	8	21	33	2
Administration fees	1	1	3	12	9	1
Transfer agent fees and expenses	1	1	3	14	10	1
Fund accounting fees	—	—	1	4	3	—
Administration service fees—Service Shares	—	—	8	21	33	2
Reports to shareholders	56	69	152	695	497	33
Custody fees	—	1	1	5	4	—
Total expenses	1,257	1,272	1,377	1,978	1,794	1,237
Less reimbursement by Advisor	(1,256)	(1,268)	(1,356)	(1,922)	(1,709)	(1,233)
Net expenses	1	4	21	56	85	4
Net investment income	$163	$530	$608	$2,461	$5,896	$25

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on: Investments	—	—	33	149	—	—
Distributions from affiliates	—	—	—	—	7,329	38
Total	—	—	33	149	7,329	38
Net change in unrealized appreciation (depreciation) on: Investments	630	111	(979)	(5,658)	—	—
Investments in affiliates	—	—	—	—	(11,079)	(231)
Total	630	111	(979)	(5,658)	(11,079)	(231)
Net realized and unrealized gain (loss)	630	111	(946)	(5,509)	(3,750)	(193)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$793	$641	$(338)	$(3,048)	$2,146	$(168)

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Genworth Calamos Growth Fund		Genworth Columbia Mid Cap Value Fund
	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008
OPERATIONS:
Net investment income (loss)	$(30,749)	$(4,252)	$271,800	$123,056
Net realized (loss) on investment transactions	(352,373)	(421,412)	(250,853)	(548,645)
Change in unrealized appreciation (depreciation) on investments	2,775,789	(1,336,026)	8,785,608	(721,138)
Net increase (decrease) in net assets resulting from operations	2,392,667	(1,761,690)	8,806,555	(1,146,727)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	42,271	—	37,998	—
Shares issued to holders in reinvestment of dividends	—	—	442	—
Shares redeemed	(14)	—	(12)	—

Net increase	42,257	—	38,428	—
Service Shares:
Shares sold	3,319,158	5,344,390	6,104,361	25,040,835
Shares issued to holders in reinvestment of dividends	—	—	236,458	124,085
Shares redeemed	(1,481,573)	(543)	(4,306,500)	(75,119)

Net increase	1,837,585	5,343,847	2,034,319	25,089,801

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income - Institutional Shares	—	—	(442)	—
Net investment income - Service Shares	—	—	(236,459)	(124,085)

Total dividends and distributions	—	—	(236,901)	(124,085)

INCREASE IN NET ASSETS	4,272,509	3,582,157	10,642,401	23,818,989

NET ASSETS:
Beginning of period	$3,582,157	—	$23,818,989	—
End of period (including undistributed net investment income of $0, $0, $0 and $0, respectively)	$7,854,666	$3,582,157	$34,461,390	$23,818,989

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	4,405	—	4,319	—
Shares issued to holders in reinvestment of dividends	—	—	50	—
Shares redeemed	(1)	—	(1)	—

Net increase	4,404	—	4,368	—
Service Shares:
Shares sold	413,495	553,084	913,452	3,529,209
Shares issued to holders in reinvestment of dividends	—	—	26,636	18,916
Shares redeemed	(164,379)	(85)	(583,420)	(10,783)

Net increase	249,116	552,999	356,668	3,537,342

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Davis NY Venture Fund		Genworth Eaton Vance Large Cap Value Fund
	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008
OPERATIONS:
Net investment income	$19,885	$8,749	$986,098	$260,627
Net realized (loss) on investment transactions	(233,427)	(73,695)	(1,962,153)	(1,100,233)
Change in unrealized appreciation (depreciation) on investments	2,032,309	(803,251)	14,209,962	2,827,163
Net increase (decrease) in net assets resulting from operations	1,818,767	(868,197)	13,233,907	1,987,557

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	37,100	—	25,858	—
Shares issued to holders in reinvestment of dividends	258	—	385	—
Shares redeemed	(13)	—	(7)	—

Net increase	37,345	—	26,236	—
Service Shares:
Shares sold	4,428,221	4,281,439	17,713,662	57,862,766
Shares issued to holders in reinvestment of dividends	17,966	8,606	963,121	259,147
Shares redeemed	(1,176,821)	(11,250)	(3,428,843)	(412,938)

Net increase	3,269,366	4,278,795	15,247,940	57,708,975

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income - Institutional Shares	(258)	—	(385)	—
Net investment income - Service Shares	(17,966)	(8,606)	(963,121)	(259,147)

Total dividends and distributions	(18,224)	(8,606)	(963,506)	(259,147)

INCREASE IN NET ASSETS	5,107,254	3,401,992	27,544,577	59,437,385

NET ASSETS:
Beginning of period	$3,401,992	—	$59,437,385	—
End of period (including undistributed net investment income (loss) of $(245), $40, $12,314, and $0, respectively)	$8,509,246	$3,401,992	$86,981,962	$59,437,385

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	4,016	—	2,928	—
Shares issued to holders in reinvestment of dividends	28	—	44	—
Shares redeemed	(1)	—	(1)	—

Net increase	4,043	—	2,971	—
Service Shares:
Shares sold	584,375	475,066	2,450,712	7,757,195
Shares issued to holders in reinvestment of dividends	1,926	1,219	108,727	34,161
Shares redeemed	(155,029)	(1,652)	(441,890)	(53,538)

Net increase	431,272	474,633	2,117,549	7,737,818

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Legg Mason ClearBridge Aggressive Growth Fund		Genworth PIMCO StocksPLUS Fund
	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008
OPERATIONS:
Net investment income (loss)	$(238,706)	$37,642	$4,286,935	$408,097
Net realized gain (loss) on investment transactions	326,306	(72,594)	$35,302,950	(2,176,015)
Change in unrealized appreciation on investments	25,990,466	4,298,068	$5,418,106	3,649,010
Net increase in net assets resulting from operations	26,078,066	4,263,116	45,007,991	1,881,092

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	42,271	—	37,100	—
Shares issued to holders in reinvestment of dividends	6	—	4,037	—
Shares redeemed	(14)	—	(12)	—

Net increase	42,263	—	41,125	—
Service Shares:
Shares sold	16,157,473	67,478,181	15,861,226	93,970,378
Shares issued to holders in reinvestment of dividends	19,704	37,754	19,021,911	7,515,700
Shares redeemed	(9,896,064)	(983,079)	(22,151,199)	(540,398)

Net increase	6,281,113	66,532,856	12,731,938	100,945,680
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income - Institutional Shares	—	—	(422)	—
Net investment income - Service Shares	—	(37,754)	(1,027,679)	(369,843)
Net realized gains - Institutional Shares	—	—	(3,615)	—
Net realized gains - Service Shares	(19,724)	—	(17,994,233)	(7,145,857)

Total dividends and distributions	(19,724)	(37,754)	(19,025,949)	(7,515,700)

INCREASE IN NET ASSETS	32,381,718	70,758,218	38,755,105	95,311,072

NET ASSETS:
Beginning of period	$70,758,218	—	$95,311,072	—
End of period (including undistributed net investment income (loss) of $0, $0, $3,479,425 and $(4,614), respectively)	$103,139,936	$70,758,218	$134,066,177	$95,311,072

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	4,288	—	3,921	—
Shares issued to holders in reinvestment of dividends	—	—	475	—
Shares redeemed	(1)	—	(1)	—

Net increase	4,287	—	4,395	—
Service Shares:
Shares sold	2,047,688	9,611,350	2,310,767	12,864,328
Shares issued to holders in reinvestment of dividends	1,983	5,114	2,217,937	1,111,856
Shares redeemed	(1,178,992)	(130,455)	(2,797,336)	(71,196)

Net increase	870,679	9,486,009	1,731,368	13,904,988

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Putnam International Capital Opportunities Fund		Genworth Thornburg International Value Fund
	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008
OPERATIONS:
Net investment income	$450,427	$68,946	$322,338	$9,888
Net realized gain (loss) on investment transactions	4,834,280	(980,437)	139,423	(395,762)
Change in unrealized appreciation on investments	9,972,812	1,273,839	8,345,462	789,552
Net increase in net assets resulting from operations	15,257,519	362,348	8,807,223	403,678

CAPITAL SHARE TRANSACTIONS:
Shares sold	7,520,317	28,251,250	7,132,851	25,409,463
Shares issued to holders in reinvestment of dividends	4,462,771	—	—	87,178
Shares redeemed	(9,195,287)	(713,678)	(4,908,244)	(424,641)

Net increase	2,787,801	27,537,572	2,224,607	25,072,000

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(719,097)	—	—	(87,178)
Net realized gains	(3,743,675)	—	—	—

Total dividends and distributions	(4,462,772)	—	—	(87,178)

INCREASE IN NET ASSETS	13,582,548	27,899,920	11,031,830	25,388,500

NET ASSETS:
Beginning of period	$27,899,920	—	$25,388,500	—
End of period (including undistributed net investment income (loss) of $(48,074), $(211,996), $1,120 and $(92,478), respectively)	$41,482,468	$27,899,920	$36,420,330	$25,388,500

CHANGES IN SHARES OUTSTANDING:
Shares sold	909,059	4,271,950	898,413	3,438,836
Shares issued to holders in reinvestment of dividends	485,807	—	—	11,671
Shares redeemed	(1,117,532)	(109,314)	(575,031)	(57,481)

Net increase	277,334	4,162,636	323,382	3,393,026

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth Goldman Sachs Enhanced Core Bond Index Fund		Genworth Enhanced Small Cap Index Fund	Genworth Enhanced International Index Fund
	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008	December 9, 2009[1] Ended December 31, 2009	December 9, 2009[1] Ended December 31, 2009
OPERATIONS:
Net investment income	$2,125,287	$376,387	$163	$530
Net realized gain on investment transactions	3,863,169	575,903	—	—
Change in unrealized appreciation (depreciation) on investments	(416,047)	2,598,181	630	111
Net increase in net assets resulting from operations	5,572,409	3,550,471	793	641

CAPITAL SHARE TRANSACTIONS:
Institutional Shares:
Shares sold	178,082	—	53,670	68,513
Shares issued to holders in reinvestment of dividends	8,251	—	—	—
Shares redeemed	(62)	—	(14)	(18)

Net increase	186,271	—	53,656	68,495
Service Shares:
Shares sold	28,929,169	58,646,285	—	—
Shares issued to holders in reinvestment of dividends	4,473,737	375,894	—	—
Shares redeemed	(4,536,292)	(5,900,235)	—	—

Net increase	28,866,614	53,121,944	—	—

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income - Institutional Shares	(4,500)	—	—	—
Net investment income - Service Shares	(2,121,275)	(375,894)	—	—
Net realized gains - Institutional Shares	(3,751)	—	—	—
Net realized gains - Service Shares	(2,352,461)	—	—	—

Total dividends and distributions	(4,481,987)	(375,894)	—	—

INCREASE IN NET ASSETS	30,143,307	56,296,521	54,449	69,136

NET ASSETS:
Beginning of period	$56,296,521	—	$—	—
End of period (including undistributed net investment income (loss) of $(643), $1,323, $163, and $530, respectively)	$86,439,828	$56,296,521	$54,449	$69,136

CHANGES IN SHARES OUTSTANDING:
Institutional Shares:
Shares sold	15,499	—	5,277	6,893
Shares issued to holders in reinvestment of dividends	755	—	—	—
Shares redeemed	(5)	—	(1)	(2)

Net increase	16,249	—	5,276	6,891
Service Shares:
Shares sold	2,592,805	5,819,526	—	—
Shares issued to holders in reinvestment of dividends	405,983	35,148	—	—
Shares redeemed	(419,081)	(580,537)	—	—

Net increase	2,579,707	5,274,137	—	—

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund
	December 9, 2009[1] Ended December 31, 2009	December 9, 2009[1] Ended December 31, 2009	December 9, 2009[1] Ended December 31, 2009	December 9, 2009[1] Ended December 31, 2009
OPERATIONS:
Net investment income	$608	$2,461	$5,896	$25
Net realized gain on investment transactions	33	149	7,329	38
Change in unrealized (depreciation) on investments	(979)	(5,658)	(11,079)	(231)
Net increase (decrease) in net assets resulting from operations	(338)	(3,048)	2,146	(168)

CAPITAL SHARE TRANSACTIONS:
Service Shares:
Shares sold	127,372	590,586	427,241	89,909
Shares issued to holders in reinvestment of dividends	—	—	11,741	—
Shares redeemed	(39)	(90)	(187)	(10)

Net increase	127,333	590,496	438,795	89,899

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(11,741)	—

Total dividends and distributions	—	—	(11,741)	—

INCREASE IN NET ASSETS	126,995	587,448	429,200	89,731

NET ASSETS:
Beginning of period	—	$—	—	$—
End of period (including undistributed net investment income of $608, $2,461, $0, and $54, respectively)	$126,995	$587,448	$429,200	$89,731

CHANGES IN SHARES OUTSTANDING:
Service Shares:
Shares sold	12,635	58,197	42,168	8,750
Shares issued to holders in reinvestment of dividends	—	—	1,183	—
Shares redeemed	(4)	(9)	(19)	(1)

Net increase	12,631	58,188	43,332	8,749

[1]	Date of inception.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS

	Genworth Calamos Growth Fund					Genworth Columbia Mid Cap Value Fund
	Institutional		Service			Institutional		Service
	December 9, 2009[1] Ended December 31, 2009		Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008		December 9, 2009[1] Ended December 31, 2009		Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.33		$6.48	$10.00		$8.53		$6.73	$10.00
Net investment income (loss)	0.00		(0.04)	(0.01)		0.05		0.07	0.04
Net realized and unrealized gains (losses) on investments	0.41		3.30	(3.51)		0.32		2.10	(3.27)
Total from investment operations	0.41		3.26	(3.52)		0.37		2.17	(3.23)

Less distributions:
Dividends from net investment income	—		—	—		(0.15)		(0.06)	(0.04)
Total distributions	—		—	—		(0.15)		(0.06)	(0.04)

Net asset value, end of period	$9.74		$9.74	$6.48		$8.75		$8.84	$6.73
Total return	4.36%	[2,4]	50.35%	-35.22%	[3,4]	4.35%	[2,4]	32.17%	-32.30%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$42,876		$7,811,790	$3,582,157		$38,232		$34,423,158	$23,818,989

Ratio of expense to average net assets
Before expense reimbursement	2.21%	[5]	2.20%	6.25%	[5]	2.14%	[5]	1.50%	2.73%	[5]
After expense reimbursement and before securities lending credit	0.94%	[5]	1.47%	1.51%	[5]	0.77%	[5]	1.29%	1.38%	[5]
After expense reimbursement and securities lending credit	0.90%	[5]	1.40%	1.40%	[5]	0.75%	[5]	1.25%	1.25%	[5]

Ratio of net investment income (loss) to average net assets
Before expense reimbursement	-1.22%	[5]	-1.35%	-5.20%	[5]	-0.30%	[5]	0.73%	1.34%	[5]
After expense reimbursement	0.09%	[5]	-0.55%	-0.35%	[5]	1.09%	[5]	0.98%	2.82%	[5]
Portfolio turnover rate	70.42%	[6]	70.42%	17.96%	[3,4]	67.78%	[6]	67.78%	5.44%	[3,4]

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated for the Fund as a whole.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Davis NY Venture Fund					Genworth Eaton Vance Large Cap Value Fund
	Institutional		Service			Institutional		Service
	December 9, 2009[1] Ended December 31, 2009		Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008		December 9, 2009[1] Ended December 31, 2009		Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.06		$7.17	$10.00		$8.74		$7.68	$10.00
Net investment income	0.03		0.02	0.02		0.05		0.10	0.03
Net realized and unrealized gains (losses) on investments	0.28		2.18	(2.83)		0.12		1.14	(2.32)
Total from investment operations	0.31		2.20	(2.81)		0.17		1.24	(2.29)

Less distributions:
Dividends from net investment income	(0.09)		(0.02)	(0.02)		(0.18)		(0.10)	(0.03)
Total distributions	(0.09)		(0.02)	(0.02)		(0.18)		(0.10)	(0.03)

Net asset value, end of period	$9.28		$9.35	$7.17		$8.73		$8.82	$7.68
Total return	3.42%	[2,4]	30.77%	-28.15%	[3,4]	1.93%	[2,4]	16.15%	-22.85%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$37,523		$8,471,723	$3,401,992		$25,950		$86,956,012	$59,437,385
Ratio of expense to average net assets
Before expense reimbursement	2.07%	[5]	2.17%	7.84%	[5]	1.08%	[5]	1.29%	1.97%	[5]
After expense reimbursement and before securities lending credit	0.67%	[5]	1.18%	1.25%	[5]	0.71%	[5]	1.18%	1.19%	[5]
After expense reimbursement and securities lending credit	0.65%	[5]	1.15%	1.15%	[5]	0.65%	[5]	1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	-1.53%	[5]	-0.67%	-5.72%	[5]	1.00%	[5]	1.27%	1.64%	[5]
After expense reimbursement	-0.11%	[5]	0.35%	0.97%	[5]	1.43%	[5]	1.41%	2.46%	[5]
Portfolio turnover rate	16.98%	[6]	16.98%	7.68%	[3,4]	59.48%	[6]	59.48%	8.99%	[3,4]

[1]Date	of inception.
[2]From	December 9, 2009 (commencement of operations) through December 31, 2009.
[3]From	September 4, 2008 (commencement of operations) through December 31, 2008.
[4]Not	annualized.
[5]Annualized.
[6]Portfolio	turnover is calculated for the Fund as a whole.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Legg Mason ClearBridge Aggressive Growth Fund					Genworth PIMCO StocksPLUS Fund
	Institutional		Service			Institutional		Service
	December 9, 2009[1] Ended December 31, 2009		Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008		December 9, 2009[1] Ended December 31, 2009		Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$9.49		$7.46	$10.00		$9.78		$6.85	$10.00
Net investment income (loss)	—		(0.02)	0.01		0.07		0.29	0.03
Net realized and unrealized gains (losses) on investments	0.47		2.51	(2.54)		0.14		2.85	(2.59)
Total from investment operations	0.47		2.49	(2.53)		0.21		3.14	(2.56)

Less distributions:
Dividends from net investment income	—		—	(0.01)		(0.16)		(0.08)	(0.03)
Dividends from net realized gains	—		—	—		(1.34)		(1.34)	(0.56)
Total distributions	—		—	(0.01)		(1.50)		(1.42)	(0.59)
Net asset value, end of period	$9.96		$9.95	$7.46		$8.49		$8.57	$6.85
Total return	4.91%	[2,4]	33.48%	-25.37%	[3,4]	2.14%	[2,4]	45.69%	-25.50%	[3,4]

Supplemental data and ratios:
Net assets, end of period	$42,695		$103,097,241	$70,758,218		$37,317		$134,028,860	$95,311,072

Ratio of expense to average net assets
Before expense reimbursement/recoupment	1.00%	[5]	1.20%	1.76%	[5]	1.28%	[5]	1.18%	1.94%	[5]
After expense reimbursement/recoupment and before securities lending credit	0.61%	[5]	1.16%	1.20%	[5]	0.54%	[5]	1.03%	1.07%	[5]
After expense reimbursement/recoupment and securities lending credit	0.60%	[5]	1.10%	1.10%	[5]	0.50%	[5]	1.00%	1.00%	[5]

Ratio of net investment income (loss) to average net assets
Before expense reimbursement/recoupment	-0.79%	[5]	-0.38%	-0.36%	[5]	5.44%	[5]	3.69%	1.47%	[5]
After expense reimbursement/recoupment	-0.39%	[5]	-0.28%	0.30%	[5]	6.22%	[5]	3.87%	2.41%	[5]
Portfolio turnover rate	2.39%	[6]	2.39%	0.41%	[3,4]	696.19%	[6]	696.19%	287.05%	[3,4]

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.
[6]Portfolio	turnover is calculated for the Fund as a whole.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Putnam International Capital Opportunities Fund			Genworth Thornburg International Value Fund
	Service			Service
	Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008		Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$6.70	$10.00		$7.48	$10.00
Net investment income	0.12	0.02		0.09	—
Net realized and unrealized gains (losses) on investments	3.65	(3.32)		2.23	(2.49)
Total from investment operations	3.77	(3.30)		2.32	(2.49)

Less distributions:
Dividends from net investment income	(0.18)	—		—	(0.03)
Dividends from net realized gains	(0.95)	—		—	—
Total distributions	(1.13)	—		—	(0.03)

Net asset value, end of period	$9.34	$6.70		$9.80	$7.48
Total return	56.65%	-32.98%	[2,3]	30.97%	-24.92%	[2,3]

Supplemental data and ratios:
Net assets, end of period	$41,482,468	$27,899,920		$36,420,330	$25,388,500
Ratio of expense to average net assets
Before expense reimbursement[4]	2.09%	4.40%	[5]	1.85%	3.23%	[5]
After expense reimbursement[4] and before securities lending credit	1.35%	1.35%	[5]	1.31%	1.32%	[5]
After expense reimbursement[4] and securities lending credit	1.35%	1.35%	[5]	1.30%	1.30%	[5]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	0.61%	-1.75%	[5]	0.52%	-1.73%	[5]
After expense reimbursement	1.35%	1.30%	[5]	1.07%	0.20%	[5]
Portfolio turnover rate	108.50%	24.70%	[2,3]	50.10%	5.19%	[2,3]

[1]	Date of inception.
[2]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[3]	Not annualized.
[4]	The expense reimbursement calculation excludes interest expense. Interest expense amounts to less than 0.01% per share of average net assets.
[5]	Annualized.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth Goldman Sachs Enhanced Core Bond Index Fund					Genworth Enhanced Small Cap Index Fund		Genworth Enhanced International Index Fund
	Institutional		Service			Institutional		Institutional
	December 9, 2009[1] Ended December 31, 2009		Year Ended December 31, 2009	August 15, 2008[1] Ended December 31, 2008		December 9, 2009[1] Ended December 31, 2009		December 9, 2009[1] Ended December 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$11.71		$10.67	$10.00		$10.00		$10.00
Net investment income	0.11		0.29	0.07		0.03		0.08
Net realized and unrealized gains (losses) on investments	(0.23)		0.63	0.67		0.29		(0.05)
Total from investment operations	(0.12)		0.92	0.74		0.32		0.03

Less distributions:
Dividends from net investment income	(0.38)		(0.29)	(0.07)		—		—
Dividends from net realized gains	(0.32)		(0.32)	—		—		—
Total distributions	(0.70)		(0.61)	(0.07)		—		—

Net asset value, end of period	$10.89		$10.98	$10.67		$10.32		$10.03
Total return	-1.00%	[2,4]	8.57%	7.46%	[3,4]	3.22%	[2,4]	0.33%	[2,4]

Supplemental data and ratios:
Net assets, end of period	$176,931		$86,262,897	$56,296,521		$54,449		$69,136
Ratio of expense to average net assets
Before expense reimbursement	0.72%	[5]	1.24%	1.91%	[5]	76.08%	[5]	59.10%	[5]
After expense reimbursement and before securities lending credit	0.57%	[5]	1.10%	1.16%	[5]	0.08%	[5]	0.19%	[5]
After expense reimbursement and securities lending credit	0.55%	[5]	1.05%	1.05%	[5]	0.08%	[5]	0.19%	[5]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	3.28%	[5]	2.87%	2.76%	[5]	-66.14%	[5]	-34.28%	[5]
After expense reimbursement	3.45%	[5]	3.06%	3.62%	[5]	9.86%	[5]	24.63%	[5]
Portfolio turnover rate	455.17%	[6]	455.17%	216.84%	[3,4]	0.00%	[2,4]	0.00%	[2,4]

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	From September 4, 2008 (commencement of operations) through December 31, 2008.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated for the Fund as a whole.

See notes to financial statements.

Genworth Variable Insurance Trust

FINANCIAL HIGHLIGHTS (Continued)

	Genworth 40/60 Index Allocation Fund	Genworth 60/40 Index Allocation Fund	Genworth Moderate Allocation Fund	Genworth Growth Allocation Fund
	Service	Service	Service	Service
	December 9, 2009[1] Ended December 31, 2009	December 9, 2009[1] Ended December 31, 2008	December 9, 2009[1] Ended December 31, 2009	December 9, 2009[1] Ended December 31, 2009
Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00
Net investment income	0.05	0.04	0.14	0.01
Net realized and unrealized gains on investments	—	0.06	0.04	0.25
Total from investment operations	0.05	0.10	0.18	0.26

Less distributions:
Dividends from net investment income	—	—	(0.28)	—
Total distributions	—	—	(0.28)	—

Net asset value, end of period	$10.05	$10.10	$9.90	$10.26
Total return	0.54%[2,3]	0.96%[2,3]	1.87%[2,3]	2.56%[2,3]

Supplemental data and ratios:
Net assets, end of period	$126,995	$587,448	$429,200	$89,731
Ratio of expense to average net assets
Before expense reimbursement	44.87%[4]	24.08%[4]	13.62%[4]	221.37%[4]
After expense reimbursement and before securities lending credit	0.68%[4]	0.68%[4]	0.64%[4]	0.62%[4]
After expense reimbursement and securities lending credit	0.68%[4]	0.68%[4]	0.64%[4]	0.62%[4]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	-24.37%[4]	6.57%[4]	76.02%[4]	-211.08%[4]
After expense reimbursement	19.82%[4]	29.97%[4]	89.00%[4]	9.67%[4]
Portfolio turnover rate	0.00%[2,3]	0.00%[2,3]	0.03%[2,3]	0.01%[2,3]

[1]	Date of inception.
[2]	From December 9, 2009 (commencement of operations) through December 31, 2009.
[3]	Not annualized.
[4]	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1. ORGANIZATION

Genworth Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated June 4, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is comprised of the following 15 funds (the “Funds”):

Genworth Calamos Growth Fund

Genworth Columbia Mid Cap Value Fund

Genworth Davis NY Venture Fund

Genworth Eaton Vance Large Cap Value Fund

Genworth Legg Mason ClearBridge Aggressive Growth Fund

Genworth PIMCO StocksPLUS Fund

Genworth Putnam International Capital Opportunities Fund

Genworth Thornburg International Value Fund

Genworth Goldman Sachs Enhanced Core Bond Index Fund

Genworth Enhanced Small Cap Index Fund

Genworth Enhanced International Index Fund

Genworth 40/60 Index Allocation Fund

Genworth 60/40 Index Allocation Fund

Genworth Moderate Allocation Fund

Genworth Growth Allocation Fund

Each of the Funds, other than the Genworth Legg Mason ClearBridge Aggressive Growth Fund, is a diversified fund as defined in the 1940 Act. The Genworth Legg Mason ClearBridge Aggressive Growth Fund is a non-diversified fund as defined in the 1940 Act. The Genworth Calamos Growth Fund, Genworth Columbia Mid Cap Value Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund, Genworth Putnam International Capital Opportunities Fund, Genworth Thornburg International Value Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund commenced operations on September 4, 2008. The Genworth Enhanced Small Cap Index Fund, Genworth Enhanced International Index Fund, Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund commenced operations on December 9, 2009. The Funds serve as underlying investment options for certain variable annuity separate accounts of insurance companies, including affiliates of Genworth Financial, Inc., and for certain qualified retirement plans (collectively “variable contracts”). Each Fund offers two classes of shares: Service Shares and Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from an exchange where the security is traded. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor. Fixed-income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term instruments having a maturity of less than 60 days are valued at amortized cost. Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. Securities for which a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair market value as determined by the valuation vendor pursuant to pre-approved procedures. Securities for which no market prices are readily available will be valued at their fair market value as determined by the Valuation Committee under procedures adopted by the Board of Trustees.

Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securites are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securites are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2009 :

Genworth Calamos Growth Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$942,232	$—	$—	$942,232
Consumer Staples	47,250	—	—	47,250
Energy	1,314,565	—	—	1,314,565
Financials	523,854	—	—	523,854
Health Care	576,833	—	—	576,833
Industrials	919,136	—	—	919,136
Information Technology	2,826,130	—	—	2,826,130
Materials	364,691	—	—	364,691
Telecommunication Services	120,974	—	—	120,974

Total Equity	7,635,665	—	—	7,635,665
Short Term Investments	2,040,275	—	—	2,040,275

Total Investments in Securities	$9,675,940	$—	$—	$9,675,940

Genworth Columbia Mid Cap Value Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$4,758,817	$—	$—	$4,758,817
Consumer Staples	2,139,583	—	—	2,139,583
Energy	3,096,767	—	—	3,096,767
Financials	9,076,268	—	—	9,076,268
Health Care	2,085,144	—	—	2,085,144
Industrials	3,730,488	—	—	3,730,488
Information Technology	3,095,629	—	—	3,095,629
Materials	3,004,314	—	—	3,004,314
Telecommunication Services	192,818	—	—	192,818
Utilities	3,081,550	—	—	3,081,550

Total Equity	34,261,378	—	—	34,261,378
Short Term Investments	6,650,983	—	—	6,650,983

Total Investments in Securities	$40,912,361	$—	$—	$40,912,361

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Genworth Davis NY Venture Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$739,605	$26,812	$—	$766,417
Consumer Staples	986,054	96,193	—	1,082,247
Energy	1,189,424	64,962	—	1,254,386
Financials	2,371,489	70,756	—	2,442,245
Health Care	812,183	—	—	812,183
Industrials	288,107	155,035	—	443,142
Information Technology	848,422	—	—	848,422
Materials	354,506	79,628	—	434,134
Utilities	19,566	—	—	19,566

Total Equity	7,609,356	493,386	—	8,102,742
Short Term Investments	1,270,502	—	—	1,270,502

Total Investments in Securities	$8,879,858	$493,386	$—	$9,373,244

Genworth Eaton Vance Large Cap Value Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$8,484,100	$—	$—	$8,484,100
Consumer Staples	4,068,971	—	—	4,068,971
Energy	16,608,898	—	—	16,608,898
Financials	20,188,751	—	—	20,188,751
Health Care	7,781,169	—	—	7,781,169
Industrials	9,393,595	—	—	9,393,595
Information Technology	8,170,716	—	—	8,170,716
Materials	3,900,337	—	—	3,900,337
Telecommunication Services	3,418,792	—	—	3,418,792
Utilities	3,503,799	—	—	3,503,799

Total Equity	85,519,128	—	—	85,519,128
Short Term Investments	13,465,453	—	—	13,465,453

Total Investments in Securities	$98,984,581	$—	$—	$98,984,581

Genworth Legg Mason Clearbridge Aggressive Growth Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$18,615,548	$—	$—	$18,615,548
Energy	19,863,165	—	—	19,863,165
Financials	2,755,794	—	—	2,755,794
Health Care	35,173,550	—	1,419	35,174,969
Industrials	8,699,031	—	—	8,699,031
Information Technology	12,775,537	—	—	12,775,537
Materials	1,902,637	—	—	1,902,637

Total Equity	99,785,262	—	1,419	99,786,681
Investment Companies	776,048	—	—	776,048
Short Term Investments	13,952,495	—	—	13,952,495

Total Investments in Securities	$114,513,805	$—	$1,419	$114,515,224

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Level 3 Reconciliation Disclosure. Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of January 1, 2009	$—
Accrued discounts	—
Realized gain	—
Change in unrealized appreciation	—
Net purchases	1,419
Transfers in and/or (out) of Level 3	—

Balance as of December 31, 2009	$1,419

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at December 31, 2009.	$—

Genworth Pimco StocksPLUS Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$1,924,567	$—	$1,924,567
Collateralized Mortgage Obligations	—	9,698,047	—	9,698,047
Corporate Bonds	—	46,820,763	—	46,820,763
Mortgage Backed Securities – U.S. Government Agency	—	4,657,415	—	4,657,415
Repurchase Agreements	—	995,000	—	995,000
U.S. Government Agency Issues	—	100,048	—	100,048
U.S. Treasury Obligations	—	296,012	—	296,012

Total Fixed Income	—	64,491,852	—	64,491,852
Purchased Options	29,104	—	—	29,104
Short Term Investments	2,002,016	65,931,005	—	67,933,021

Total Investments in Securities	$2,031,120	$130,422,857	$—	$132,453,977

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Currency Contracts	$—	$(10,515)	$—	$(10,515)
Forward Sale Commitments and Securities Sold Short	—	12,855,905	—	12,855,905
Futures	625,699	—	—	625,699
Options Written	37,917	169,556	—	207,473
Swaps	—	(1,407,871)	—	(1,407,871)

Total	$663,616	$11,607,075	$—	$12,270,691

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward sale commitments, securities sold short, written options, forward currency contracts, futures, credit default swaps and total return swaps, which are reflected at the unrealized appreciation (depreciation) on the instrument. All derivatives, except for forward sale commitments, securities sold short and written options are reflected at the unrealized appreciation on the instrument. Forward sale commitments, securities sold short and written options are reflected at market value.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Level 3 Reconciliation Disclosure. Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2008	$3,543,674	$25,695
Accrued discounts	3,462	—
Realized gain	31,531	739,951
Change in unrealized (depreciation)	(264,321)	(739,951)
Net (sales)	(982,665)	(25,695)
Transfers (out) of Level 3	(2,331,681)	—

Balance as of December 31, 2009	$—	$—

Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at December 31, 2009.	$—	$—

Genworth Putnam International Capital Opportunities Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$241,663	$7,768,705	$—	$8,010,368
Consumer Staples	68,969	1,255,923	—	1,324,892
Energy	605,890	1,445,807	—	2,051,697
Financials	1,304,376	6,073,102	—	7,377,478
Health Care	158,289	2,226,208	—	2,384,497
Industrials	3	8,343,068	—	8,343,071
Information Technology	495,294	3,013,915	—	3,509,209
Materials	962,991	4,360,851	—	5,323,842
Telecommunication Services	—	364,703	—	364,703
Utilities	52,975	715,606	—	768,581

Total Equity	3,890,450	35,567,888	—	39,458,338
Investment Companies	990,921	—	—	990,921
Short Term Investments	1,207,823	54,993	—	1,262,816

Total Investments in Securities	$6,089,194	$35,622,881	$—	$41,712,075

Other Financial Instruments*	$14,621	$(56,619)	$—	$(41,998)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts and futures, which are reflected at the unrealized appreciation on the instrument.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Genworth Thornburg International Value Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$—	$4,758,126	$—	$4,758,126
Consumer Staples	1,004,718	3,336,048	—	4,340,766
Energy	1,665,352	1,223,496	—	2,888,848
Financials	681,004	6,911,927	—	7,592,931
Health Care	1,668,667	3,116,422	—	4,785,089
Industrials	889,590	1,882,657	—	2,772,247
Information Technology	861,676	1,595,328	—	2,457,004
Materials	787,187	1,952,793	—	2,739,980
Telecommunication Services	1,060,269	1,074,136	—	2,134,405
Utilities	—	279,001	—	279,001

Total Equity	8,618,463	26,129,934	—	34,748,397
Short Term Investments	2,601,969	—	—	2,601,969

Total Investments in Securities	$11,220,432	$26,129,934	$—	$37,350,366

Other Financial Instruments*	$—	$(1,120)	$—	$(1,120)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized depreciation on the instrument.

Genworth Goldman Sachs Enhanced Core Bond Index Fund

	Level 1	Level 2	Level 3	Total
Equity
Financials	$—	$46,143	$—	$46,143

Total Equity	—	46,143	—	46,143

Fixed Income
Corporate Bonds	—	12,046,551	—	12,046,551
Asset Backed Securities	—	149,879	—	149,879
Collateralized Mortgage Obligations	—	2,023,402	—	2,023,402
Municipal Bonds	—	84,857	—	84,857
Mortgage Backed Securities – U.S. Government Agency	—	24,090,015	—	24,090,015
U.S. Government Agency Issues	—	1,184,906	—	1,184,906
U.S. Treasury Obligations	—	35,341,820	—	35,341,820

Total Fixed Income	—	74,921,430	—	74,921,430
Short Term Investments	33,285,354	186,958	—	33,472,312

Total Investments in Securities	$33,285,354	$75,154,531	$—	$108,439,885

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Genworth Enhanced Small Cap Index Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	46,936	—	—	46,936
Short Term Investments	1,642	—	—	1,642

Total Investments in Securities	$48,578	$—	$—	$48,578

Genworth Enhanced International Index Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	59,818	—	—	59,818
Short Term Investments	2,312	—	—	2,312

Total Investments in Securities	$62,130	$—	$—	$62,130

Genworth 40/60 Index Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	118,680	—	—	118,680
Short Term Investments	7,808	—	—	7,808

Total Investments in Securities	$126,488	$—	$—	$126,488

Genworth 60/40 Index Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	561,243	—	—	561,243
Short Term Investments	32,193	—	—	32,193

Total Investments in Securities	$593,436	$—	$—	$593,436

Genworth Moderate Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	411,161	—	—	411,161
Short Term Investments	50,587	—	—	50,587

Total Investments in Securities	$461,748	$—	$—	$461,748

Genworth Growth Allocation Fund
	Level 1	Level 2	Level 3	Total
Investment Companies	87,034	—	—	87,034
Short Term Investments	63,856	—	—	63,856

Total Investments in Securities	$150,890	$—	$—	$150,890

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

The Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Genworth PIMCO StocksPLUS Fund

The Fund’s sub-advisor used a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, as efficient means to gain exposure to an index or market sector; to adjust and manage interest rate and volatility exposure and replicate government bond positions; to adjust yield curve exposures and substitute for physical securities; to manage credit exposure without buying or selling securities outright and to manage portfolio duration and/or enhance yield.

Balance Sheet – Values of Derivative Instruments as of December 31, 2009

	Asset Derivatives 2009		Liability Derivatives 2009
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Interest Rate Contracts – Options	Investments, at value	$29,104	Options Written, at value	$197,785
Interest Rate Contracts – Futures*		—	Variation margin on futures contracts	54,724
Interest Rate Contracts – Swaps	Appreciation on Swap Agreements	772,076	Depreciation on Swap Agreements	27,956
Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	90,520	Depreciation of forward currency contracts	101,035
Credit Contracts – Swaps	Appreciation on Swap Agreements	208,845	Depreciation on Swap Agreements	2,981,694
Equity Contracts – Options	Investments, at value	—	Options Written, at value	9,688
Equity Contracts – Futures*	Variation margin on futures contracts	680,423		—
Equity Contracts – Swaps	Appreciation on Swap Agreements	620,858	Depreciation on Swap Agreements	—

Total		$2,401,826		$3,372,882

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in Schedule of Investments/footnotes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Purchased and Written Options	Futures	Forward Currency Contracts	Swaps	Total
Interest Rate Contracts	$1,333,152	$41,178	—	$2,430,216	$3,804,546
Foreign Exchange Contracts	—	—	$205,954	—	$205,954
Credit Contracts	—	—	—	(87,634)	$(87,634)
Equity Contracts	182,285	23,185,991	—	5,883,970	$29,252,246
Other Contracts	—	—	—	—	$0

Total	$1,515,437	$23,227,169	$205,954	$8,226,552	$33,175,112

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Purchased and Written Options	Futures	Forward Currency Contracts	Swaps	Total
Interest Rate Contracts	$35,895	$(77,866)	—	$617,264	$575,293
Foreign Exchange Contracts	—	—	$48,393	—	$48,393
Credit Contracts	—	—	—	(2,830,997)	$(2,830,997)
Equity Contracts	9,525	(1,627,710)	—	620,858	$(997,327)
Other Contracts	—	—	—	—	$0

Total	$45,420	$(1,705,576)	$48,393	$(1,592,875)	$(3,204,638)

Genworth Putnam International Capital Opportunities Fund

During the period, the Fund’s sub-advisor used futures contracts to hedge against changes in the values of securities and to gain investment exposure in regards to the cash reserves of the fund. The Fund held long and short forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities the fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes.

Balance Sheet – Values of Derivative Instruments as of December 31, 2009

	Asset Derivatives 2009		Liability Derivatives 2009
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts – Futures*	Variation margin on futures contracts	$14,621		—
Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	364,363	Depreciation of forward currency contracts	$420,982

Total		$378,984		$420,982

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in Schedule of Investments/footnotes. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income				Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Forward Currency Contracts	Futures	Total		Forward Currency Contracts	Futures	Total
Equity Contracts	$0	$71,176	$71,176	Equity Contracts	$0	$10,722	$10,722
Foreign Exchange Contracts	371,608	0	$371,608	Foreign Exchange Contracts	(167,924)	0	$(167,924)

Total	$371,608	$71,176	$442,784	Total	$(167,924)	$10,722	$(157,202)

Genworth Thornburg International Value Fund

The Fund’s sub-advisor may use a variety of derivative instruments, including forward currency contracts, for the purpose of hedging, or as a substitute for direct investment in securities or other investments. The Fund held forward currency contracts during the period in the normal course of pursuing its investment objectives, in anticipation of purchasing foreign investments or with the intent of reducing risk to the value of the foreign investments in the Fund from adverse changes in the U.S. dollar and foreign currencies exchange ratios.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Balance Sheet – Values of Derivative Instruments as of December 31, 2009

	Asset Derivatives 2009		Liability Derivatives 2009
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Foreign Exchange Contracts – Forward Currency Contracts	Appreciation of forward currency contracts	$11,626	Depreciation of forward currency contracts	$12,746

Total		$11,626		$12,746

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Forward Currency Contracts	Total		Forward Currency Contracts	Total
Foreign Exchange Contracts	$(158,865)	$(158,865)	Foreign Exchange Contracts	$21,008	$21,008

Total	$(158,865)	$(158,865)	Total	$21,008	$21,008

Genworth Goldman Sachs Enhanced Core Bond Index Fund

The Fund’s sub-advisor may use a variety of derivative instruments, including futures contracts and options on securities or securities indices, and options on such futures, to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates, as a substitute for buying or selling securities, or as a cash flow management technique. During the period, the Fund’s former sub-advisor, Western Asset Management, used Eurodollar futures and option contracts as a tool to adjust the portfolio’s duration and yield curve exposure. Additionally, treasury futures were used as a substitute for cash transactions. Goldman Sachs Asset Management, the Fund’s current sub-advisor as of December 8, 2009, did not use any derivatives in the portfolio during the period.

The Fund did not hold any derivatives at December 31, 2009.

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written Options	Futures	Swaps	Total
Interest Rate Contracts	$195,581	$(200,093)	$2,497	$(2,015)

Total	$195,581	$(200,093)	$2,497	$(2,015)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Written Options	Futures	Total
Interest Rate Contracts	160,124	(118,389)	$41,735

Total	$160,124	$(118,389)	$41,735

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

The average monthly market value of purchased and written options during the year ended December 31, 2009 were as follows:

	Genworth PIMCO StocksPLUS Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
Purchased options	$498,544	$404
Written Options	$(406,397)	$(36,938)

The average monthly notional amount of futures, forward currency contracts and swaps during the year ended December 31, 2009 were as follows:

Long Positions	Genworth PIMCO StocksPLUS Fund	Genworth Putnam Capital Opportunities Fund	Genworth Thornburg International Value Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
Futures	$95,627,917	$215,435	—	$15,313,972
Forward currency contracts	$1,062,780	$9,457,862	$1,973,651	—
Swaps	$67,874,573	—	—	—

Short Positions	Genworth PIMCO StocksPLUS Fund	Genworth Putnam Capital Opportunities Fund	Genworth Thornburg International Value Fund	Genworth Goldman Sachs Enhanced Core Bond Index Fund
Futures	$(1,838,317)	—	0	$(2,166,335)
Forward currency contracts	$(2,937,891)	$(11,346,892)	$(589,238)	—

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

(b) Subsequent Events Evaluation. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through February 17, 2010, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated financial statement disclosures and/or adjustments. The Trust’s Board of Trustees has approved a Plan of Reorganization of the Genworth Putnam International Capital Opportunities Fund and the Genworth Thornburg International Value Fund into the Genworth Enhanced International Index Fund. A shareholder meeting has been scheduled for April 30, 2010 at which the Plan of Reorganization will be submitted to shareholders for their consideration and approval.

(c) Organization and Offering Costs. Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis. These organization and offering expenses were advanced by Genworth Financial Wealth Management, Inc. (the “Advisor”) subject to potential recovery (See Note 3).

(d) Repurchase Agreements. Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e) Federal Income Taxes. The Funds intend to continue to comply with the requirements of sub- chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f) Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

(h) Expenses. Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust based on relative net assets.

(i) Security Transactions and Income Recognition. Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(j) Distributions to shareholders. The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(k) Derivatives. The Genworth Calamos Growth Fund, Genworth Columbia Mid Cap Value Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund, Genworth Putnam Capital Opportunities Fund, Genworth Thornburg International Value Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund (the “Original Funds”) may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by one of the Original Funds for hedging purposes as well as direct investment.

Forward Currency Contracts. The Original Funds may enter into forward currency contracts, obligating the Original Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if An Original Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the U.S. dollar price of the security ) or as short hedges (if An Original Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Futures Contracts. An Original Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. An Original Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. An Original Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. An Original Fund will engage in this strategy only when An Original Fund’s advisor or a sub-advisor believes it is more advantageous to An Original Fund than is purchasing the futures contract. Futures contracts are valued at the daily quoted settlement price.

Options. An Original Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable An Original Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

The premium that An Original Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Swap Agreements. An Original Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Original Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Original Fund than if the Original Fund had invested directly in an instrument that yielded that desired return or spread. An Original Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Original Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years.

Credit Default Swaps. An Original Fund may enter into credit default swap contracts. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps agreements outstanding as of December 31, 2009 for which a Fund is the seller of protection are disclosed in the footnotes of the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

(l) Securities Purchased and Sold on a Forward-Commitment Basis. The Funds may enter into when-issued or other purchase and sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(m) Foreign Currency Translation. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(n) Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. Securities for which no market prices are readily available will be valued at their fair market value as determined by the Valuation Committee under procedures adopted by the Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(o) Short Sales. Each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities.

(p) Trustee Compensation. For their services as Trustees of the Trust during the year ended December 31, 2009, the Independent Trustees received a retainer fee of $25,000 per year and $2,000 per in-person meeting attended and $500 per telephonic meeting, as well as reimbursement for expenses incurred in connection with attendance at such meetings. Interested persons who serve as Trustees of the Trust receive no compensation from the Trust for their service as Trustees. Effective January 1, 2010, for their services as Trustees of the Trust, the Independent Trustees will receive a retainer fee of $35,000 per year and $2,500 per in-person meeting attended and $1,000 per telephonic meeting, as well as reimbursement for expenses incurred in connection with attendance at such meetings.

3. INVESTMENT ADVISOR

The Trust has an Investment Advisory Agreement (the “Agreement”) with Genworth Financial Wealth Management, Inc., (the “Advisor”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. The Advisor is a wholly owned subsidiary of Genworth Financial, Inc. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Genworth Calamos Growth Fund	0.750%
Genworth Columbia Mid Cap Value Fund	0.600%
Genworth Davis NY Venture Fund	0.500%
Genworth Eaton Vance Large Cap Value Fund	0.500%
Genworth Legg Mason ClearBridge Aggressive Growth Fund	0.450%
Genworth PIMCO StocksPLUS Fund	0.350%

Genworth Putnam International Capital Opportunities Fund	0.700%
Genworth Thornburg International Value Fund	0.650%
Genworth Goldman Sachs Enhanced Core Bond Index	0.300%
Genworth Enhanced Small Cap Index Fund	0.075%
Genworth Enhanced International Index Fund	0.075%
Genworth 40/60 Index Allocation Fund	0.100%
Genworth 60/40 Index Allocation Fund	0.100%
Genworth Moderate Allocation Fund	0.050%
Genworth Growth Allocation Fund	0.050%

The Advisor has contractually agreed with the Trust, at least through May 1, 2011, to waive its fees and/or assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) of each Fund listed below, to the extent necessary to ensure that net annual fund operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on the average net assets, below:

Service Shares
Genworth Calamos Growth Fund	1.40%
Genworth Columbia Mid Cap Value Fund	1.25%
Genworth Davis NY Venture Fund	1.15%
Genworth Eaton Vance Large Cap Value Fund	1.15%
Genworth Legg Mason ClearBridge Aggressive Growth Fund	1.10%
Genworth PIMCO StocksPLUS Fund	1.00%
Genworth Putnam International Capital Opportunities Fund	1.35%
Genworth Thornburg International Value Fund	1.30%
Genworth Goldman Sachs Enhanced Core Bond Index Fund	1.05%
Genworth 40/60 Index Allocation Fund	0.68%
Genworth 60/40 Index Allocation Fund	0.68%
Genworth Moderate Allocation Fund	0.64%
Genworth Growth Allocation Fund	0.62%

Institutional Shares
Genworth Calamos Growth Fund	0.90%
Genworth Columbia Mid Cap Value Fund	0.75%
Genworth Davis NY Venture Fund	0.65%
Genworth Eaton Vance Large Cap Value Fund	0.65%
Genworth Legg Mason ClearBridge Aggressive Growth Fund	0.60%
Genworth PIMCO StocksPLUS Fund	0.50%
Genworth Goldman Sachs Enhanced Core Bond Index Fund	0.55%

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Pursuant to its expense limitation agreement with the Trust, the Advisor is entitled to be reimbursed for fees that the Advisor waived or Fund expenses that the Advisor assumed under the agreement for a period of three years following such fee waivers or expense payments, to the extent that such reimbursement will not cause a Fund to exceed any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

The Advisor is currently waiving or reimbursing fees or assuming expenses in the Funds listed below to keep the Funds at their expense cap. Amounts subject to potential recovery are as follows:

	Year of Expiration 2011	Year of Expiration 2012
Genworth Calamos Growth Fund	$58,593	$44,893
Genworth Columbia Mid Cap Value Fund	64,466	69,821
Genworth Davis NY Venture Fund	60,536	57,355
Genworth Eaton Vance Large Cap Value Fund	82,977	105,137
Genworth Legg Mason ClearBridge Aggressive Growth Fund	62,182	99,297
Genworth PIMCO StocksPLUS Fund	144,557	218,191
Genworth Putnam International Capital Opportunities Fund	155,648	250,534
Genworth Thornburg International Value Fund	96,498	165,646
Genworth Goldman Sachs Enhanced Core Bond Index	89,076	134,615
Genworth 40/60 Index Allocation Fund	—	1,356
Genworth 60/40 Index Allocation Fund	—	1,922
Genworth Moderate Allocation Fund	—	1,709
Genworth Growth Allocation Fund	—	1,233

In February 2010, the Trust and the Advisor entered into an expense limitation agreement with respect to the Genworth Enhanced Small Cap Index Fund and Genworth Enhanced International Index Fund, under which the Advisor has contractually agreed with the Trust, at least through May 1, 2011, to waive its advisory fees and/or assume expenses otherwise payable by each Fund to the extent necessary to ensure that net annual fund operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.27% and 0.28%, respectively, of the average daily net assets of each Fund. Prior to that, the Advisor voluntary waived fees and assumed Fund expenses to the extent necessary for the Genworth Enhanced Small Cap Index Fund and the Genworth Enhanced International Index Fund’s respective net annual operating expenses remained at certain levels.

4. DISTRIBUTION PLAN AND ADMINISTRATION SERVICING AGREEMENT

The Trust, on behalf of the service share class of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the service class of shares of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons who provide support services in connection with the distribution of the Funds’ service class shares and servicing of the Funds’ service class shareholders. Capital Brokerage Corp., an affiliate of the Advisor, serves as principal underwriter and distributor for the Funds. Quasar Distributors, LLC serves as sub-distributor for the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

Effective December 7, 2009, the Trust has entered into an Amended and Restated Administrative Services Agreements with Genworth Life and Annuity Insurance Company (“GLAIC”) and Genworth Life Insurance Company of New York (“GLICO”). The administrative services provided under the Agreement include but are not limited to: (i) maintaining a record of share purchases to assist transfer agent in recording issuance of shares; (ii) performing miscellaneous account services to assist transfer agent in recording transfers of shares (via net purchase orders); (iii) reconciling and balancing of the separate account at the Fund level in the general ledger and reconciliation of cash accounts at general account; (iv) determining net amount of cash flow into Fund; (v) reconciling and depositing of receipts at Fund and confirmation thereof; (vi) determining net amount required for redemptions by Fund; (vii) notifying of Fund of cash required to meet payments for redemption; (viii) telephone support for contract owners with respect to inquiries about the Service Class shares of the Funds (not including information about

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

performance or related to sales) available in the contracts; and (ix) delivering of current prospectuses, reports, proxies and other informational materials to contract owners. In consideration for providing such administrative support services, GLAIC and GLICO will receive a fee computed at the annual rate of up to 0.25% of the average daily net assets of the Service shares of each Fund (as applicable).

5. SERVICE AND CUSTODY AGREEMENTS

The Trust has entered into Services Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

6. SECURITIES LENDING

Effective July 31, 2008, the Genworth Calamos Growth Fund, Genworth Columbia Mid Cap Value Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason ClearBridge Aggressive Growth Fund, Genworth PIMCO StocksPLUS Fund, Genworth Putnam International Capital Opportunities Fund, Genworth Thornburg International Value Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund and effective December 8, 2009, the Genworth Enhanced Small Cap Index Fund, Genworth Enhanced International Index Fund, Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Moderate Allocation Fund and Genworth Growth Allocation Fund entered into a securities lending arrangement with U.S. Bank, N.A. (the “Custodian”). Under the terms of the arrangement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. In addition the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the arrangement.

As of December 31, 2009, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in the Mount Vernon Securities Lending Prime Portfolio as listed in each Fund’s Schedule of Investments. Income earned from this investment is allocated to each Fund based on each Fund’s portion of the total cash collateral received. The Mount Vernon Securities Lending Prime Portfolio is a portfolio in the Mount Vernon Securities Lending Trust which is registered under the Investment Company Act of 1940 and operates as a money market fund governed by Rule 2a-7. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending expense offset.

As of December 31, 2009, the values of securities loaned and collateral held were as follows:

	Market Value of Securities Loaned	Collateral
Genworth Calamos Growth Fund	$1,728,314	$1,799,006
Genworth Columbia Mid Cap Value Fund	6,131,335	6,450,269
Genworth Davis NY Venture Fund	783,880	819,176
Genworth Eaton Vance Large Cap Value Fund	11,455,301	11,990,057
Genworth Legg Mason ClearBridge Aggressive Growth Fund	10,835,123	11,229,268
Genworth PIMCO StocksPLUS Fund	—	—
Genworth Putnam International Capital Opportunities Fund	104,488	114,990
Genworth Thornburg International Value Fund	859,684	890,036
Genworth Goldman Sachs Enhanced Core Bond Index Fund	17,231,321	17,640,525
Genworth 60/40 Index Allocation Fund	—	—
Genworth 40/60 Index Allocation Fund	—	—
Genworth Growth Allocation Fund	—	—
Genworth Moderate Allocation Fund	—	—

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

	Market Value of Securities Loaned	Collateral
Genworth Enhanced Small Cap Index Fund	—	—
Genworth Enhanced International Index Fund	—	—

7. INVESTMENT TRANSACTIONS

The aggregate purchase and sales of securities, excluding short-term investments, for the period ended December 31, 2009 are summarized below.

	Purchases	Sales
Genworth Calamos Growth Fund	5,501,338	3,795,742
Genworth Columbia Mid Cap Value Fund	20,945,491	18,233,363
Genworth Davis NY Venture Fund	4,183,352	892,831
Genworth Eaton Vance Large Cap Value Fund	56,771,585	40,367,445
Genworth Legg Mason ClearBridge Aggressive Growth Fund	9,775,652	1,875,137
Genworth PIMCO StocksPLUS Fund[1]	487,671,123	490,860,209
Genworth Putnam International Capital Opportunities Fund[2]	35,146,644	36,691,778

	Purchases	Sales
Genworth Thornburg International Value Fund	17,217,475	14,501,373
Genworth Goldman Sachs Enhanced Core Bond Index Fund[3]	291,160,186	268,406,101
Genworth Enhanced Small Cap Index Fund	46,306	—
Genworth Enhanced International Index Fund	59,707	—
Genworth 40/60 Index Allocation Fund	119,659	—
Genworth 60/40 Index Allocation Fund	566,901	—
Genworth Moderate Allocation Fund	422,385	140
Genworth Growth Allocation Fund	87,271	6

[1]	Included in these amounts were $113,316,063 of purchases and $107,150,624 of sales of U.S. Government Securities.
[2]	Included in these amounts were $54,867 of purchases and $124,738 of sales of U.S. Government Securities.
[3]	Included in these amounts were $107,241,377 of purchases and $76,056,656 of sales of U.S. Government Securities.

8. OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the period ended December 31, 2009 in the Genworth PIMCO StocksPLUS Fund and Genworth Goldman Sachs Enhanced Core Bond Index Fund were as follows:

	Genworth PIMCO StocksPLUS Fund*			Genworth Goldman Sachs Enhanced Core Bond Index Fund
	Amount of Premiums	Number of Contracts	Notional Amount	Amount of Premiums	Number of Contracts
Outstanding at 12/31/08	$816,615	62	37,100,000	$79,498	68
Options Written	1,354,925	347	118,100,000	273,514	384
Options Expired	(376,344)	(189)	(30,300,000)	(107,436)	(118)
Options Exercised	—	—	—	—	—
Options Closed	(1,425,414)	(157)	(100,300,000)	(245,576)	(334)

Outstanding at 12/31/2009	$369,782	63	24,600,000	$—	—

*	Options written and outstanding contracts of 63 futures contracts and 24,600,000 of notional on interest rate swaptions.

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

9. OTHER TAX INFORMATION

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to net operating losses and foreign currency. On the Statements of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Genworth Calamos Growth Fund	$30,749	$(4)	$(30,745)
Genworth Columbia Mid Cap Value Fund	(34,899)	40,761	(5,862)
Genworth Davis NY Venture Fund	(1,946)	1,946	—
Genworth Eaton Vance Large Cap Value Fund	(10,279)	10,279	—
Genworth Legg Mason ClearBridge Aggressive Growth Fund	238,706	(237,973)	(733)
Genworth PIMCO StocksPLUS Fund	225,205	(225,205)	—
Genworth Putnam International Capital Opportunities Fund	432,592	(432,592)	—
Genworth Thornburg International Value Fund	(228,740)	311,871	(83,131)
Genworth Goldman Sachs Enhanced Core Bond Index Fund	(1,478)	1,478	—

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Genworth Moderate Allocation Fund	$5,845	$(5,845)	—
Genworth Growth Allocation Fund	29	(29)	—

The Funds intend to utilize provisions of the Federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring: 12/31/17	Capital losses expiring: 12/31/16
Genworth Calamos Growth Fund	$488,256	$128,248
Genworth Columbia Mid Cap Value Fund	337,753	89,175
Genworth Davis NY Venture Fund	169,677	31,332
Genworth Eaton Vance Large Cap Value Fund	2,310,809	253,616

Additionally, at December 31, 2009, the Funds deferred on a tax basis post-October 2009 losses as follows:

	Currency	Capital
Genworth Calamos Growth Fund	$—	$134,807
Genworth Davis NY Venture Fund	331	30,959
Genworth Putnam International Capital Opportunities Fund	234,758	—

	Period Ended December 31, 2009
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Genworth Columbia Mid Cap Value Fund	$231,031	—	$5,869
Genworth Davis NY Venture Fund	18,224	—	—

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

	Period Ended December 31, 2009
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
Genworth Eaton Vance Large Cap Value Fund	$963,506	$—	—
Genworth Legg Mason ClearBridge Aggressive Growth Fund	19,720	4	—
Genworth PIMCO StocksPLUS Fund	11,820,952	7,204,997	—
Genworth Putnam International Capital Opportunities Fund	4,451,504	11,268	—
Genworth Goldman Sachs Enhanced Core Bond Index	4,436,592	45,395	—
Genworth Moderate Allocation Fund	11,720	21	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2009.

	Period Ended December 31, 2008
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Genworth Columbia Mid Cap Value Fund	$124,085	—
Genworth Davis NY Venture Fund	8,606	—
Genworth Eaton Vance Large Cap Value Fund	259,147	—
Genworth Legg Mason ClearBridge Aggressive Growth Fund	37,754	—
Genworth PIMCO StocksPLUS Fund	3,226,307	$4,289,393
Genworth Thornburg International Value Fund	87,178	—
Genworth Goldman Sachs Enhanced Core Bond Index Fund	375,894	—

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended 12/31/08.

At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Calamos Growth Fund	Columbia Mid Cap Value Fund	Davis NY Venture Fund	Eaton Vance Large Cap Value Fund	Legg Mason ClearBridge Aggressive Growth Fund
Cost of Investments	$8,258,655	$33,165,303	$8,217,117	$82,415,358	$84,230,675

Gross Unrealized Appreciation	1,679,408	8,391,147	1,460,028	17,402,051	32,589,737
Gross Unrealized Depreciation	(262,123)	(644,089)	(304,006)	(832,828)	(2,305,188)

Net Unrealized Appreciation	1,417,285	7,747,058	1,156,022	16,569,223	30,284,549
Undistributed Ordinary Income	—	—	86	12,314	—
Undistributed Long-Term Capital Gains	—	—	—	—	—

Total Distributable Earnings	—	—	86	12,314	—

Other Accumulated (Losses)	(751,311)	(426,928)	(232,368)	(2,564,425)	—

Total Accumulated Earnings	$665,974	$7,320,130	$923,740	$14,017,112	$30,284,549

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

	PIMCO StocksPLUS Fund	Putnam International Capital Opportunities Fund	Thornburg International Value Fund	Goldman Sachs Enhanced Core Bond Index Fund
Cost of Investments	$122,880,346	$30,703,879	$28,260,991	$106,258,454

Gross Unrealized Appreciation	12,808,816	12,486,991	9,465,353	2,873,439
Gross Unrealized Depreciation	(3,235,185)	(1,478,795)	(375,978)	(692,008)

Net Unrealized Appreciation	9,573,631	11,008,196	9,089,375	2,181,431
Undistributed Ordinary Income	3,534,467	148,748	—	569,778
Undistributed Long-Term Capital Gains	5,666,022	197,567	115,264	1,513,790

Total Distributable Earnings	9,200,489	346,315	115,264	2,083,568

Other Accumulated Gains (Losses)	1,573,314	(197,416)	2,247	—

Total Accumulated Earnings	$20,347,434	$11,157,098	$9,206,886	$4,264,999

	Enhanced Small Cap Index Fund	Enhanced International Index Fund	40/60 Index Allocation Fund	60/40 Index Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Cost of Investments	$47,948	$62,019	$127,467	$599,094	$472,827	$151,121

Gross Unrealized Appreciation	783	310	209	194	2,466	22
Gross Unrealized Depreciation	(153)	(199)	(1,188)	(5,852)	(13,545)	(253)

Net Unrealized Appreciation (Depreciation)	630	111	(979)	(5,658)	(11,079)	(231)
Undistributed Ordinary Income	163	530	608	2,461	—	54
Undistributed Long-Term Capital Gains	—	—	33	149	1,484	9

Total Distributable Earnings	163	530	641	2,610	1,484	63
Other Accumulated Gains	—	—	—	—	—	—

Total Accumulated Gains (Losses)	$793	$641	$(338)	$(3,048)	$(9,595)	$(168)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

The Genworth Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Genworth Calamos Growth Fund, the Genworth Columbia Mid Cap Value Fund, the Genworth Davis NY Venture Fund, the Genworth Eaton Vance Large Cap Value Fund, the Genworth Goldman Sachs Enhanced Core Bond Index Fund, the Genworth Legg Mason ClearBridge Aggressive Growth Fund, the Genworth PIMCO StocksPLUS Fund, the Genworth Putnam International Capital Opportunities Fund, the Genworth Thornburg International Value Fund, the Genworth 40/60 Index Allocation Fund, the Genworth 60/40 Index Allocation Fund, the Genworth Moderate Allocation Fund, the Genworth Growth Allocation Fund, the Genworth Enhanced Small Cap Index Fund, and the Genworth Enhanced International Index Fund (series within Genworth Variable Insurance Trust and collectively referred to as the “Funds”), as of December 31, 2009, and the related statements of operations for the year or period then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the Funds as of December 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

[Signed] KPMG LLP

Milwaukee, WI

February 17, 2010

ADDITIONAL INFORMATION

December 31, 2009

1. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)

The Columbia Mid Cap Value Fund, Davis NY Venture Fund, Eaton Vance Large Cap Value Fund, Legg Mason ClearBridge Aggressive Growth Fund, PIMCO StocksPLUS Fund, Putnam International Capital Opportunities Fund, Goldman Sachs Enhanced Core Bond Index and Moderate Allocation Fund designates 100%, 100%, 100%, 100%, 0%, 0%, 0% and 100%, respectively, of dividends during the fiscal year ended December 31, 2009, as dividends qualifying for the dividends received deduction available to corporate shareholders.

2. FOREIGN TAX CREDIT PASS THROUGH (UNAUDITED)

For the year ended December 31, 2009, the Putnam International Capital Opportunities Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$86,311	$0.0194	21.42%

3. PROXY VOTING POLICIES & PROCEDURES & PROXY VOTING RECORD (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available without charge, upon request, by calling (800) 352-9910. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

4. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (800) 352-9910. you can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending our request electronically to publicinfosec.gov.

5. STATEMENT REGARDING THE BASIS FOR APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)

Board of Trustees’ Consideration and Approval of Investment Advisory Agreements

At a meeting held on November 17, 2009 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Genworth Variable Insurance Trust (the “Trust”), including the Independent Trustees, considered and approved an Investment Advisory Agreement between the Advisor and the Trust, on behalf of six new series that were established at the Meeting: Genworth Enhanced Small Cap Index Fund, Genworth Enhanced International Index Fund, Genworth 40/60 Index Allocation Fund, Genworth 60/40 Index Allocation Fund, Genworth Moderate Allocation Fund, and Genworth Growth Allocation Fund (the “New Funds”). The Trustees requested and considered materials that included: (i) the proposed Investment Advisory Agreement; (ii) information describing the nature, quality and extent of the services that the Advisor will provide to the New Funds, and the fees the Advisor will charge to the New Funds; (iii) the multiple class structure of the New Funds; (iv) information concerning the Advisor’s business and operations, investment team and compliance program; and (v) information describing each New Fund’s anticipated operating expenses. The Trustees also met with representatives of the Advisor and considered the anticipated use of the New Funds as underlying investment options for variable annuity products created by insurance companies affiliated with the Advisor and its parent company, Genworth Financial, Inc. Prior to approving the Investment Advisory Agreement, the Independent Trustees met in executive session with independent counsel without representatives of the Advisor or its affiliates.

ADDITIONAL INFORMATION (Continued)

December 31, 2009

Nature, Quality and Extent of Services

The Trustees considered the services that the Advisor would provide to each Fund, such as asset allocation services, managing the investment of each New Fund’s assets, and supervising the daily business affairs of each New Fund. The Trustees considered the organizational structure of the Advisor and its affiliated entities, and considered the experience and professional backgrounds of key individuals that would be responsible for providing services to the New Funds. The Trustees took into account the Advisor’s plan to leverage its infrastructure, expertise and processes to service the New Funds. The Trustees also considered, among other factors, the Advisor’s experience, resources and strengths in managing other funds. Based upon these considerations, the Trustees concluded that the New Funds were likely to benefit from the nature, quality and extent of the Advisor’s services.

Advisory Fees, Expenses, Profitability and Ancillary Benefits

The Trustees considered the proposed advisory fees charged by the Advisor in connection with its relationship with the New Funds and compared the proposed fees to those of similar funds by reviewing comparative information supplied by a third-party data provider. The Trustees also reviewed the Advisor’s projections with respect to the New Funds’ asset levels and the advisory fees that would be paid to the Advisor. The Trustees considered the anticipated New Fund expense levels along with the Advisor’s commitment to initially limit each New Fund’s expenses through a fee waiver agreement with the Trust, on behalf of the New Funds. The Trustees concluded that the proposed fees and anticipated expenses of the New Funds were reasonable in light of the services provided by the Advisor. In addition, the Board determined that the fees to be charged by the Advisor pursuant to the Investment Advisory Agreement are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

The Trustees also considered other benefits that the Advisor or its affiliates potentially may enjoy because of the Advisor’s relationship with the New Funds, such as monetary benefits for the Advisor’s affiliated broker/dealer and affiliated insurance companies. The Trustees considered these benefits in relation to the responsibilities of the Advisor and services to be provided by the Advisor and its affiliates to the New Funds. The Trustees concluded that the benefits that might accrue to the Advisor and its affiliates were reasonable and fair given the costs of providing the relevant services to the New Funds.

Economies of Scale

The Trustees considered potential economies of scale that may be realized in the operation of the New Funds as assets grow. Because the New Funds had not commenced operations, specific information was not available concerning the potential effect that asset growth and economies of scale my have on each New Fund’s expenses. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future annual reviews of the Investment Advisory Agreement.

Investment Performance

Because the New Funds had not yet commenced investment operations at the time of the Trustees’ consideration and approval of the Investment Advisory Agreement, the Trustees could not consider the performance of the New Funds as factors in evaluating the Investment Advisory Agreement.

Conclusion

After consideration of the foregoing factors and such other matters as were deemed relevant, and with no single factor identified as being determinative to their decision, the Trustees, including the Independent Trustees with the assistance of independent counsel, unanimously concluded that the initial approval of the Investment Advisory Agreement was in the best interests of each New Fund, and approved the Investment Advisory Agreement with, and the fee to be paid to, the Advisor for each New Fund.

ADDITIONAL INFORMATION (Continued)

December 31, 2009

Board of Trustees’ Consideration and Approval of Sub-Advisory Agreement

At the Meeting, the Trustees, including the Independent Trustees, also considered and approved a proposal to restructure the investment objectives and investment strategies of the Genworth Legg Mason Western Asset Core Plus Bond Fund, and to re-name the Genworth Legg Mason Western Asset Core Plus Bond Fund as the Genworth Enhanced Core Bond Index Fund (the “Fund”). In connection with this restructuring, the Board, including the Independent Trustees, considered and unanimously approved the appointment of Goldman Sachs Asset Management (the “GSAM”) to replace Western Asset Management Company and Western Asset Management Company Limited as sub-advisor to the Fund. At the Meeting, the Board considered and unanimously approved a new Sub-Advisory Agreement with GSAM and the Advisor, on behalf of the Fund.

The Trustees considered a variety of materials relating to GSAM, including: (i) a copy of the proposed Sub-Advisory Agreement between GSAM and the Advisor, on behalf of the Fund; (ii) GSAM’s responses to the Advisor’s due diligence questionnaire, including information on GSAM’s investment process; (iii) GSAM’s Form ADV disclosures; (iv) a description of the Advisor’s selection and recommendation process with respect to GSAM, and the reasons for such recommendation; (v) information regarding the amount of the proposed sub-advisory fee payable to GSAM; (vi) biographical information for the investment professionals that would be responsible for the day-to-day management of the Fund’s portfolio; and (vii) information regarding GSAM’s compliance policies and other internal procedures. Prior to approving the Sub-Advisory Agreement, the Independent Trustees met in executive session with independent counsel without representatives of the Advisor or its affiliates.

The Fund is managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Fund’s portfolio. Under this structure, the Advisor is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining or replacing sub-advisors. The Board is engaged in monitoring this process in connection with meetings held throughout the year and, under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of services that GSAM would provide to the Fund. The Trustees considered the specific investment process to be employed by GSAM in managing the Fund, the qualifications of GSAM’s portfolio management team with regard to implementing the Fund’s investment mandate, and GSAM’s performance record as compared to a relevant benchmark. The Trustees considered GSAM’s organization, personnel and operations. The Trustees also considered the Advisor’s review and selection process with respect to GSAM, along with the Advisor’s favorable assessment as to the nature, quality and extent of the sub-advisory services expected to be provided by GSAM to the Fund. Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality and extent of the sub-advisory services to be provided by GSAM, as well as GSAM’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, policies and strategies.

Sub-Advisory Fees and Economies of Scale

The Trustees considered the compensation to be paid by the Advisor to GSAM in conjunction with the services that would be rendered to the Fund. The Trustees also considered comparisons of the fees to be paid by the Advisor to GSAM with the fees charged by GSAM to its other clients. In addition, the Trustees considered the Advisor’s reasons for concluding that the fees to be paid to GSAM for its services to the Fund were reasonable. The Trustees considered that the sub-advisory fees would be paid by the Advisor to GSAM and would not be additional fees borne by the Fund. The Trustees also considered whether the fee schedule of GSAM included breakpoints that would reduce GSAM’s fees as assets in the Fund increased. The Trustees concluded that, in light of the nature, quality and extent of the services to be provided, the proposed fees to be paid to GSAM were reasonable.

ADDITIONAL INFORMATION (Continued)

December 31, 2009

Investment Performance

Because the Fund’s investment objectives and strategies were restructured and GSAM had not commenced providing sub-advisory services to the Fund at the time of the Trustees’ consideration of the Sub-Advisory Agreement, the Trustees could not consider GSAM’s investment performance with respect to its management of the Fund as a factor in evaluating the Sub-Advisory Agreement. However, the Trustees did consider GSAM’s historical performance record in managing other funds and accounts with investment strategies similar to those of the Fund; and the Trustees also considered GSAM’s historical performance records compared to a relevant benchmark. The Trustees concluded that the historical performance record for GSAM, viewed together with the other relevant factors considered by the Trustees, supported a decision to approve the Sub-Advisory Agreement with GSAM.

Conclusion

After consideration of the foregoing factors and such other matters as were deemed relevant, and with no single factor identified as being determinative to their decision, the Trustees, including a majority of the Independent Trustees with the assistance of independent counsel, concluded that the approval of the Sub-Advisory Agreement was in the best interest of the Fund, and approved the Sub-Advisory Agreement with, and the fee to be paid to, GSAM for the Fund.

ADDITIONAL INFORMATION (Continued)

December 31, 2009

6. DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS (UNAUDITED)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David M. Dunford c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1949	Independent Trustee	Indefinite term; Since 2008	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989 – 2001).	15	Director, Bank of Cape Cod.

Paul S. Feinberg c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1942	Independent Trustee	Indefinite term; Since 2008	Retired; formerly, Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment adviser) and CitiStreet Funds Management LLC (registered investment adviser) (1990 – 2005) and President, CitiStreet Funds, Inc. (2000 – 2005).	15	None.

John A. Fibiger c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1932	Independent Trustee	Indefinite term; Since 2008	Retired.	16	Trustee, Genworth Financial Asset Management Funds; Director, Fidelity Life Association (life insurance company); Director, Members Mutual Holding Company.

ADDITIONAL INFORMATION (Continued)

December 31, 2009

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Gurinder S. Ahluwalia c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1965	Trustee	Indefinite term; Since 2008	President & CEO of Genworth Financial Wealth Management (“GFWM”) (2009 to present); Co-Chairman, GFWM (2008 to 2009); Vice Chairman, AssetMark Investment Services, Inc. (2006 to 2008); President, Genworth Financial Asset Management Funds (GFAM Funds) (2004 to 2008); President and Chairman, Genworth Financial Asset Management, Inc. (2004 to 2008).	16	Genworth Financial Asset Management Funds; Centurion Capital Group Inc.; Centurion Financial Advisers Inc.; Genworth Financial Trust Company; GFWM, formerly AssetMark Investment Services Inc., and Genworth Financial Asset Management, Inc.

Geoffrey S. Stiff c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1952	Trustee	Indefinite term; Since 2008	Senior Vice President of Product Development of Genworth Financial, Inc. (2007 – present). Prior to that, Mr. Stiff held various executive positions within the Genworth Financial, Inc. group of companies since 1993.	15	American Agriculturist Services, Inc.; Assigned Settlement, Inc.; Capital Brokerage Corporation; Genworth Financial Agency, Inc.; Genworth Financial Group Retirement, Inc.; Genworth Life & Annuity Insurance Company; Genworth Life Insurance Company of NY; HGI Annuity Service Corporation; Mayflower Assignment Corporation; Security Funding Corporation; United Pacific Structured Settlement Company

ADDITIONAL INFORMATION (Continued)

December 31, 2009

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Carrie E. Hansen c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1970	President Treasurer	1-Year term Since 2008 1-Year term Since 2009

President, AssetMark Funds (2007 – present); President, GFAM Funds (2008 – present), Senior Vice President and Chief Operations Officer, GFWM (2008 – present); Chairman, Genworth Financial Trust Company (2008 – present); Senior Vice President and Managing Director, AssetMark Funds (2007 – 2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007 – 2008); Chief Compliance Officer, AssetMark Funds (2005 – 2008); Treasurer, AssetMark Funds (2001 – 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, GFWM, formerly, AssetMark Investment Services, Inc. (2004 – 2007).

				N/A	N/A

Christine Villas-Chernak c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1968	Deputy Chief Compliance Officer; Secretary	1-Year term Since 2008	Deputy Chief Compliance Officer, AssetMark Funds (2009 – present); Secretary, AssetMark Funds (2006 – present) and GFAM Funds (2009 – present); Senior Compliance Officer, GFWM (2005 – 2009); Fund Administration & Compliance Manager, GFWM, formerly, AssetMark Investment Services, Inc. (2004 – 2005); Fund Administration & Compliance Specialist, GFWM, formerly, AssetMark Investment Services, Inc. (2002 – 2004).	N/A	N/A

ADDITIONAL INFORMATION (Continued)

December 31, 2009

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE WITH TRUST – LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Deborah Djeu c/o Genworth Variable Insurance Trust 2300 Contra Costa Boulevard Ste 600 Pleasant Hill, CA 94523 Year of birth: 1962	Vice President; Chief Compliance Officer; AML Compliance Officer	1-Year term Since 2008	Vice President, Chief Compliance Officer and AML Compliance Officer AssetMark Funds and GFAM Funds (2008 – present); and Deputy Chief Compliance Officer, AssetMark Funds (2007 – 2008); Compliance Manager, GE Money (2006 to 2007); Vice President, Wells Fargo Investments LLC (2004 – 2006).	N/A	N/A

The Trust’s statement of additional information includes additional information about the Trustees and can be obtained, without charge, upon request, by calling (800) 352-9910. or contact your variable contract provider.

Investment Advisor

Genworth Financial Wealth Management, Inc.

2300 Contra Costa Blvd., Suite 600

Pleasant Hill, CA 94523

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

KPMG LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

Capital Brokerage Corporation

6620 West Broad Street

Building 2

Richmond, VA 23230

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. During the period covered by the report, there were no: (i) amendments to the code of ethics that apply to the registrant’s principal executive officer or principal financial officer, or (ii) waivers (including implicit waivers) granted from the provisions of the code of ethics to the registrant’s principal executive officer or principal financial officer.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that John A. Fibiger qualifies as an “audit committee financial expert” and is “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended December 31, 2009, the registrant’s principal accountant billed the registrant $173,810 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended December 31, 2008, the registrant’s principal accountant billed the registrant $152,800 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

(c) Tax Fees

For the fiscal year ended December 31, 2009, the registrant’s principal accountant billed the registrant $55,990 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended December 31, 2008, the registrant’s principal accountant billed the registrant $27,000 for professional services rendered for tax compliance, tax advice and tax planning.

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(d) All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended December 31, 2009 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2009 and December 31, 2008, was $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s officers who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Genworth Variable Insurance Trust

By (Signature and Title)	/s/ Carrie Hansen
Carrie E. Hansen, Principal Executive Officer/President
Date	February 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie Hansen
Carrie E. Hansen, Principal Executive Officer/President &
Principal Financial Officer/Treasurer

Date	February 17, 2010